Filed electronically with the Securities and Exchange Commission on October 29, 2004

                                                               File No. 33-86070
                                                               File No. 811-8606

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A


                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933                               /_/
                           Pre-Effective Amendment No _                      /_/
                         Post-Effective Amendment No. 19                     /X/
                                     and/or           --
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      /_/

                                Amendment No. 21                             /X/
                                              --

                             Scudder Pathway Series
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                             Two International Place
                             -----------------------
                        Boston, Massachusetts 02110-4103
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (617) 295-2572
                                                           --------------
                                  John Millette
                  Deutsche Investment Management Americas Inc.
                  Two International Place, Boston MA 02110-4103
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/_/   Immediately upon filing pursuant to paragraph (b)
/X/   On November 1, 2004 pursuant to paragraph (b)
/_/   60 days after filing pursuant to paragraph (a)(1)
/_/   On ___________ pursuant to paragraph (a)(1)
/_/   75 days after filing pursuant to paragraph (a)(2)
/_/   On pursuant to paragraph (a)(2) of Rule 485.

      If appropriate, check the following box:
/_/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                                                     SCUDDER
                                                                     INVESTMENTS

                           Asset Allocation Funds I

                           Classes A, B and C


Prospectus


--------------------------------------------------------------------------------
                           November 1, 2004
--------------------------------------------------------------------------------


                           Scudder Pathway Series:


                           Pathway Conservative Portfolio

                           Pathway Moderate Portfolio

                           Pathway Growth Portfolio

                           Pathway Growth Plus Portfolio











As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Contents


How the Portfolios Work                      How to Invest in the Portfolios


  4  Pathway Conservative                     47  Choosing a Share Class
     Portfolio
                                              53  How to Buy Shares
 11  Pathway Moderate Portfolio
                                              54  How to Exchange or Sell Shares
 19  Pathway Growth Portfolio
                                              55  Policies You Should Know
 26  Pathway Growth Plus                          About
     Portfolio
                                              64  Understanding Distributions
 32  Other Policies and Secondary                 and Taxes
     Risks

 34  Who Manages and Oversees
     the Portfolios

 37  Financial Highlights

How the Portfolios Work


These portfolios use an asset allocation strategy, dividing their assets among different types of investments. All four portfolios invest in other Scudder funds. Each portfolio is designed for investors with a particular time horizon or risk profile, and invests in a distinct mix of funds. Because the underlying funds hold a range of securities, an investment in a portfolio may offer exposure to thousands of individual securities.

Whether you are considering investing in one of these portfolios or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.


Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                              |  Class A     Class B    Class C

                                ticker symbol |  SUCAX       SUCBX      SUCCX

                                fund number   |  480         680        780


  Pathway Conservative Portfolio
--------------------------------------------------------------------------------

The Portfolio's Main Investment Strategy

The portfolio seeks current income and, as a secondary objective, long-term growth of capital. It does this by investing mainly in other Scudder mutual funds.

The portfolio has a target allocation (see sidebar), which the portfolio managers use as a reference point in setting the portfolio's actual allocation. While the actual allocation may vary, the managers expect that over the long term it will average out to be similar to the target allocation.


The managers regularly review the actual allocation and may adjust it in seeking to take advantage of current or expected market conditions or to manage risk. In making their allocation decisions, the managers take a top-down approach, using a proprietary mix of qualitative and quantitative inputs to arrive at a view for the securities markets and segments of those markets. Based on the desired exposure to particular investments and a thorough risk analysis, the managers then decide which funds to use as underlying funds and in which proportions. In order to mitigate the risks associated with a particular fund or manager and increase diversification in the portfolio, the portfolio will limit its investments in underlying funds so that no more than 40% of the overall allocation to equity will be invested in any one equity fund.

The portfolio's underlying funds use a broad array of investment styles. These funds can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, US government and agency bonds, mortgage- and asset-backed securities, money market instruments and others. These securities are mainly from US issuers but may be, to a more limited extent, from foreign issuers.



THE ORIGINAL DOCUMENT CONTAINS A PIE CHART HERE.

ASSET ALLOCATION

The portfolio's target allocation is as follows:

40% Equity funds

60% Fixed Income funds

The managers have the flexibility to adjust this allocation within the following ranges:


Equity funds        25%-55%
Fixed Income funds  45%-75%

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the performance of the portfolio's underlying funds, which could, in turn, hurt the performance of the portfolio. These risk factors could cause you to lose money or cause the portfolio's performance to trail that of other investments.


Asset Allocation Risk. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the portfolio was invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds.


Bond Market Risk. One of the most important factors with this portfolio is how fixed-income securities perform. Bonds could be hurt by rises in market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. To the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well. Some bonds could be paid off earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the portfolio's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy.

Credit Risk. This is the risk that the issuer or guarantor of a debt security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or otherwise to honor its obligations. The degree of this risk for a particular security may be reflected in its credit rating. This risk is greater with junk and foreign bonds because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This portfolio is designed for investors who have a time horizon of three to five years and who are seeking a relatively conservative asset allocation investment.

Stock Market Risk. The portfolio is also affected by how stocks perform -- something that depends on many influences, including economic, political and demographic trends. When stock prices fall, the value of your investment is likely to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price regardless of how well the company performs. The market as a whole may not favor the types of investments a fund makes, and a fund may not be able to get attractive prices for them. These risks tend to be greater with smaller companies, whose stock prices tend to be more volatile.


Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the portfolio invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.


Other factors that could affect performance include:

o the managers of the portfolio or the underlying funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters

o derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see "Secondary risks" for more information)

The Portfolio's Performance History


While a portfolio's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance of the portfolio's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how portfolio performance compares with seven broad-based market indices and one other relevant measure (which, unlike the portfolio, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the portfolio and the indices varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A shares was December 29, 2000. In the bar chart, the performance figures for Class A for periods prior to that date are based on the historical performance of the portfolio's original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of the portfolio's original share class (Class S), adjusted to reflect both the higher gross total annual operating expenses of Classes A, B or C and the current applicable sales charges of Classes A, B or C. Class S shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and may vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table.


Pathway Conservative Portfolio

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:



1997       14.05
1998        5.34
1999        2.55
2000        2.83
2001       -3.17
2002       -5.94
2003       13.27

2004 Total Return as of September 30: 2.31%


For the periods included in the bar chart:


Best Quarter: 7.55%, Q2 2003              Worst Quarter: -5.66%, Q3 2002

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2003
--------------------------------------------------------------------------------

                                       1 Year        5 Years    Since Inception*
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                    6.75           0.51          3.15
--------------------------------------------------------------------------------
  Return after Taxes on                  5.72          -1.10          1.13
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on                  2.41          -0.73          1.30
  Distributions and Sale of Fund
  Shares
--------------------------------------------------------------------------------
Class B (Return before Taxes)            9.51           0.81          3.25
--------------------------------------------------------------------------------
Class C (Return before Taxes)           12.40           0.96          3.24
--------------------------------------------------------------------------------
Index 1**                               28.68          -0.57          7.17
--------------------------------------------------------------------------------
Index 2**                               29.89          -0.13          7.32
--------------------------------------------------------------------------------
Index 3**                               47.25           7.13          8.02
--------------------------------------------------------------------------------
Index 4 **                               4.10           6.62          7.11
--------------------------------------------------------------------------------
Index 5**                                3.81           6.65          7.01
--------------------------------------------------------------------------------
Index 6**                               27.94           6.44          6.75
--------------------------------------------------------------------------------
Index 7**                                1.03           3.34          3.83
--------------------------------------------------------------------------------
Index 8** Reflects no deductions        38.59          -0.05          2.64
for fees, expenses or taxes)
--------------------------------------------------------------------------------

Index 1: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Effective June 28, 2004, the Russell 1000 Index replaces the S&P 500 Index as one of the portfolio's benchmarks because the advisor believes the Russell 1000 Index better represents the portfolio's investment objectives and process.

Index 2: The Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalization companies that are domiciled in the United States and whose common stocks are traded there.

Index 3: The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

Index 4: The Lehman Brothers Aggregate Bond Index is a market-value-weighted measure of US Treasury and agency securities, corporate bond issues and mortgage-backed securities. Effective June 28, 2004, the Lehman Brothers Intermediate US Aggregate Bond Index replaces the Lehman Brothers Aggregate Bond Index as one of the portfolio's benchmarks because the advisor believes the Lehman Brothers Intermediate US Aggregate Bond Index better represents the portfolio's investment objectives and process.

Index 5: The Lehman Brothers Intermediate US Aggregate Bond Index covers the US investment-grade fixed rate bond market, including government and credit securities, agency mortgage securities, asset backed securities and commercial mortgage based securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Index 6: The CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market.

Index 7: Treasury Bill 3-month.

Index 8: The Morgan Stanley Capital International (MSCI) EAFE Index is a market-value-weighted measure of stocks of 21 countries.


*    Portfolio inception: 11/15/96. Index comparisons begin 11/30/96.


**   Index returns reflect no deductions for fees, expenses or taxes.


Total returns would have been lower if the advisor had not maintained the expenses of certain of the underlying funds.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.
--------------------------------------------------------------------------------


The Return after Taxes on Distributions assumes that an investor holds portfolio shares at the end of the period. The number only represents the portfolio's taxable distributions, not a shareholder's gain or loss from selling portfolio shares.

The Return after Taxes on Distributions and Sale of Portfolio Shares assumes that an investor sold his or her portfolio shares at the end of the period. The number reflects both the portfolio's taxable distributions and a shareholder's gain or loss from selling portfolio shares.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold Class A, Class B or Class C shares of the portfolio. The portfolio's shareholders directly bear the fees and expenses of the portfolio, subject to the Advisor's contractual obligation to waive fees or reimburse expenses to maintain the portfolio's operating expenses at a specified level (see "Net Annual Operating Expenses" in the table below). The portfolio will indirectly bear the portfolio's proportionate share of fees and expenses incurred by the underlying Scudder funds in which the portfolio is invested (see "Estimated Indirect Expenses of Underlying Scudder Funds" in the table below).


--------------------------------------------------------------------------------
Fee Table                                 Class A        Class B       Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed        5.75%         None            None
on Purchases (as % of offering price)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)       None^1        4.00%           1.00%
(as % of redemption proceeds)
--------------------------------------------------------------------------------


Annual Operating Expenses, deducted from portfolio assets^2
--------------------------------------------------------------------------------
Management Fee                             0.00%         0.00%           0.00%
--------------------------------------------------------------------------------

Distribution/Service (12b-1) Fee           0.24          1.00            1.00
--------------------------------------------------------------------------------
Other Expenses^2                           0.69          0.52            0.50
--------------------------------------------------------------------------------
Total Annual Operating Expenses            0.93          1.52            1.50
--------------------------------------------------------------------------------
Expense Waivers/Reimbursements^3           0.38          0.22            0.20
--------------------------------------------------------------------------------
Net Annual Operating Expenses^3            0.55          1.30            1.30
--------------------------------------------------------------------------------
Estimated Indirect Expenses of             0.60          0.60            0.60
Underlying Scudder Funds^4,^5
--------------------------------------------------------------------------------
Estimated Net Annual Fund and              1.15          1.90            1.90
Underlying Scudder Funds Operating
Expenses^6
--------------------------------------------------------------------------------

^1 The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within 12-18 months of purchase.


^2 Restated and estimated to reflect termination of administrative agreement and implementation of a new expense structure.


^3 By contract, total annual operating expenses are maintained at 0.55%, 1.30% and 1.30% for Class A, Class B and Class C shares, respectively, through December 31, 2005.

^4 Underlying funds' expense ratios reduced for contractual expense limitations and/or reimbursements where applicable, based on most recent prospectuses.

^5 In addition to the Total Annual Operating Expenses which the portfolio bears directly, the portfolio's shareholders indirectly bear the expenses of the underlying funds in which the portfolio invests. The portfolio's estimated indirect expense from investing in the underlying funds, based on its expected allocations and underlying funds, is as shown in the table.

^6 The Estimated Net Annual Fund and Underlying Scudder Funds Operating Expenses shown in the table are the sum of the portfolio's Net Annual Operating Expenses and Estimated Indirect Expenses of Underlying Scudder Funds.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare an approximate estimate of the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------

Class A shares              $685           $995         $1,327        $2,263
--------------------------------------------------------------------------------
Class B shares               593            943          1,319         2,147
--------------------------------------------------------------------------------
Class C shares               293            639          1,111         2,415
--------------------------------------------------------------------------------


Expenses, assuming you kept your shares
--------------------------------------------------------------------------------

Class A shares              $685           $995         $1,327        $2,263
--------------------------------------------------------------------------------
Class B shares               193            643          1,119         2,147
--------------------------------------------------------------------------------
Class C shares               193            639          1,111         2,415
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            |   Class A     Class B    Class C

                             ticker symbol  |   SPDAX       SPDBX      SPDCX

                             fund number    |   481         681        781


  Pathway Moderate Portfolio
--------------------------------------------------------------------------------


The Portfolio's Main Investment Strategy

The portfolio seeks a balance of current income and growth of capital. It does this by investing mainly in other Scudder mutual funds.

The portfolio has a target allocation (see sidebar), which the portfolio managers use as a reference point in setting the portfolio's actual allocation. While the actual allocation may vary, the managers expect that over the long term it will average out to be similar to the target allocation.


The managers regularly review the actual allocation and may adjust it in seeking to take advantage of current or expected market conditions or to manage risk. In making their allocation decisions, the managers take a top-down approach, using a proprietary mix of qualitative and quantitative inputs to arrive at a view for the securities markets and segments of those markets. Based on the desired exposure to particular investments and a thorough risk analysis, the managers then decide which funds to use as underlying funds and in which proportions. In order to mitigate the risks associated with a particular fund or manager and increase diversification in the portfolio, the portfolio will limit its investments in underlying funds so that no more than 40% of the overall allocation to equity will be invested in any one equity fund.

The portfolio's underlying funds use a broad array of investment styles. These funds can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, US government and agency bonds, mortgage- and asset-backed securities, money market instruments and others. These securities are mainly from US issuers but may be, to a more limited extent, from foreign issuers.


THE ORIGINAL DOCUMENT CONTAINS A PIE CHART HERE.

ASSET ALLOCATION


The portfolio's target allocation is as follows:

60% Equity funds
40% Fixed Income funds


The managers have the flexibility to adjust this allocation within the following ranges:


Equity funds         45%-75%
Fixed Income funds   25%-55%

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the performance of the portfolio's underlying funds, which could, in turn, hurt the performance of the portfolio. These risk factors could cause you to lose money or cause the portfolio's performance to trail that of other investments.


Asset Allocation Risk. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the portfolio was invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds.

Stock Market Risk. One of the most important factors with this portfolio is how stocks perform -- something that depends on many influences, including economic, political and demographic trends. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price regardless of how well the company performs. The market as a whole may not favor the types of investments a fund makes, and a fund may not be able to get attractive prices for them. These risks tend to be greater with smaller companies, whose stock prices tend to be more volatile.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This portfolio is designed for investors who have a time horizon of five to ten years and who are seeking a balanced asset allocation investment.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the portfolio invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.


Bond Market Risk. The portfolio is also affected by the performance of bonds or other fixed income instruments, which could be hurt by rises in market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. To the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well. Some bonds could be paid off earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the portfolio's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy.

Credit Risk. This is the risk that the issuer or guarantor of a debt security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or otherwise to honor its obligations. The degree of this risk for a particular security may be reflected in its credit rating. This risk is greater with junk and foreign bonds because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

Other factors that could affect performance include:

o the managers of the portfolio or the underlying funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters

o derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see "Secondary risks" for more information)

The Portfolio's Performance History


While a portfolio's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance of the portfolio's Class A Shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how portfolio performance compares with six broad-based market indices and one other relevant measure (which, unlike the portfolio, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the portfolio and the indices varies over time.


All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The inception date for Class A shares was December 29, 2000. In the bar chart, the performance figures for Class A for periods prior to that date are based on the historical performance of the portfolio's original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of the portfolio's original share class (Class S), adjusted to reflect both the higher gross total annual operating expenses of Classes A, B or C and the current applicable sales charges of Classes A, B or C. Class S shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and may vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table.


Pathway Moderate Portfolio

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:



1997       13.02
1998        7.34
1999       16.34
2000       -2.88
2001       -9.28
2002      -12.18
2003       18.77

2004 Total Return as of September 30: 2.17%


For the periods included in the bar chart:


Best Quarter: 12.45%, Q4 1999             Worst Quarter: -10.32%, Q3 1998

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2003
--------------------------------------------------------------------------------
                                       1 Year        5 Years    Since Inception*
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                   11.95           0.16          3.04
--------------------------------------------------------------------------------
  Return after Taxes on                 11.12          -1.42          1.17
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on                  5.79          -0.86          1.42
  Distributions and Sale of
  Fund Shares
--------------------------------------------------------------------------------
Class B (Return before Taxes)           14.84           0.45          3.13
--------------------------------------------------------------------------------
Class C (Return before Taxes)           17.94           0.60          3.13
--------------------------------------------------------------------------------
Index 1**                               28.68          -0.57          7.17
--------------------------------------------------------------------------------
Index 2**                               29.89          -0.13          7.32
--------------------------------------------------------------------------------
Index 3**                               38.59          -0.05          2.64
--------------------------------------------------------------------------------
Index 4**                                4.10           6.62          7.11
--------------------------------------------------------------------------------
Index 5**                               27.94           6.44          6.75
--------------------------------------------------------------------------------
Index 6**                               47.25           7.13          8.02
--------------------------------------------------------------------------------
Index 7**                                1.03           3.34          3.83
--------------------------------------------------------------------------------

Index 1: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Effective June 28, 2004, the Russell 1000 Index replaces the S&P 500 Index as one of the portfolio's benchmarks because the advisor believes the Russell 1000 Index better represents the portfolio's investment objectives and process.

Index 2: The Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalization companies that are domiciled in the United States and whose common stocks are traded there.

Index 3: The Morgan Stanley Capital International (MSCI) EAFE Index is a market-value-weighted measure of stocks of 21 countries.

Index 4: The Lehman Brothers Aggregate Bond Index is a market-value-weighted measure of US Treasury and agency securities, corporate bond issues and mortgage-backed securities.

Index 5: The CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market.

Index 6: The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

Index 7: Treasury Bill 3-month.


*    Portfolio inception: 11/15/96. Index comparisons begin 11/30/96.


**   Index returns reflect no deductions for fees, expenses or taxes.


Total returns would have been lower if the advisor had not maintained the expenses of certain of the underlying funds.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.




--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds portfolio shares at the end of the period. The number only represents the portfolio's taxable distributions, not a shareholder's gain or loss from selling portfolio shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her portfolio shares at the end of the period. The number reflects both the portfolio's taxable distributions and a shareholder's gain or loss from selling portfolio shares.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold Class A, Class B or Class C shares of the portfolio. The portfolio's shareholders directly bear the fees and expenses of the portfolio, subject to the Advisor's contractual obligation to waive fees or reimburse expenses to maintain the portfolio's operating expenses at a specified level (see "Net Annual Operating Expenses" in the table below). The portfolio will indirectly bear the portfolio's proportionate share of fees and expenses incurred by the underlying Scudder funds in which the portfolio is invested (see "Estimated Indirect Expenses of Underlying Scudder Funds" in the table below).

--------------------------------------------------------------------------------
Fee Table                                 Class A        Class B       Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed        5.75%         None            None
on Purchases (as % of offering price)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)       None^1        4.00%           1.00%
(as % of redemption proceeds)
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                             0.00%         0.00%           0.00%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee           0.23          1.00            1.00
--------------------------------------------------------------------------------
Other Expenses^2                           0.62          0.42            0.35
--------------------------------------------------------------------------------
Total Annual Operating Expenses            0.85          1.42            1.35
--------------------------------------------------------------------------------
Expense Waivers/Reimbursements^3           0.30          0.12            0.05
--------------------------------------------------------------------------------
Net Annual Operating Expenses^3            0.55          1.30            1.30
--------------------------------------------------------------------------------
Estimated Indirect Expenses of             0.58          0.58            0.58
Underlying Scudder Funds^4,^5
--------------------------------------------------------------------------------
Estimated Net Annual Fund and              1.13          1.88            1.88
Underlying Scudder Funds Operating
Expenses^6
--------------------------------------------------------------------------------

^1 The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within 12-18 months of purchase.


^2 Restated and estimated to reflect termination of administrative agreement and implementation of a new expense structure.


^3 By contract, total annual operating expenses are maintained at 0.55%, 1.30% and 1.30% for Class A, Class B and Class C shares, respectively, through December 31, 2005.

^4 Underlying funds' expense ratios reduced for contractual expense limitations and/or reimbursements where applicable, based on most recent prospectuses.

^5 In addition to the Total Annual Operating Expenses which the portfolio bears directly, the portfolio's shareholders indirectly bear the expenses of the underlying funds in which the portfolio invests. The portfolio's estimated indirect expense from investing in the underlying funds, based on its expected allocations and underlying funds, is as shown in the table.

^6 The Estimated Net Annual Fund and Underlying Scudder Funds Operating Expenses shown in the table are the sum of the portfolio's Net Annual Operating Expenses and Estimated Indirect Expenses of Underlying Scudder Funds.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare an approximate estimate of the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares              $684           $974         $1,285        $2,165
--------------------------------------------------------------------------------
Class B shares               591            916          1,267         2,036
--------------------------------------------------------------------------------
Class C shares               291            601          1,037         2,250
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares              $684           $974         $1,285        $2,165
--------------------------------------------------------------------------------
Class B shares               191            616          1,067         2,036
--------------------------------------------------------------------------------
Class C shares               191            601          1,037         2,250
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               |  Class A     Class B    Class C

                                ticker symbol  |  SUPAX       SUPBX      SUPCX

                                fund number    |  482         682        782

  Pathway Growth Portfolio
--------------------------------------------------------------------------------



The Portfolio's Main Investment Strategy


The portfolio seeks long-term growth of capital and, as a secondary objective, current income. It does this by investing mainly in other Scudder mutual funds.

The portfolio has a target allocation (see sidebar), which the portfolio managers use as a reference point in setting the portfolio's actual allocation. While the actual allocation may vary, the managers expect that over the long term it will average out to be similar to the target allocation.

The managers regularly review the actual allocation and may adjust it in seeking to take advantage of current or expected market conditions or to manage risk. In making their allocation decisions, the managers take a top-down approach, using a proprietary mix of qualitative and quantitative inputs to arrive at a view for the securities markets and segments of those markets. Based on the desired exposure to particular investments and a thorough risk analysis, the managers then decide which funds to use as underlying funds and in which proportions. In order to mitigate the risks associated with a particular fund or manager and increase diversification in the portfolio, the portfolio will limit its investments in underlying funds so that no more than 40% of the overall allocation to equity will be invested in any one equity fund.

The portfolio's underlying funds use a broad array of investment styles. These funds can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, US government and agency bonds, mortgage- and asset-backed securities, money market instruments and others. These securities are mainly from US issuers but may be, to a more limited extent, from foreign issuers.



THE ORIGINAL DOCUMENT CONTAINS A PIE CHART HERE.

ASSET ALLOCATION

The portfolio's target allocation is as follows:


60% Equity funds
40% Fixed Income funds


The managers have the flexibility to adjust this allocation within the following ranges:


Equity funds      60%-90%
Fixed Income funds                  10%-40%

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the performance of the portfolio's underlying funds, which could, in turn, hurt the performance of the portfolio. These risk factors could cause you to lose money or cause the portfolio's performance to trail that of other investments.


Asset Allocation Risk. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the portfolio was invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds.


Stock Market Risk. One of the most important factors with this portfolio is how stocks perform -- something that depends on many influences, including economic, political and demographic trends. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price regardless of how well the company performs. The market as a whole may not favor the types of investments a fund makes; and a fund may not be able to get attractive prices for them. These risks tend to be greater with smaller companies, whose stock prices tend to be more volatile.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.


This portfolio is designed for investors with a long-term time horizon -- ten to fifteen years or longer -- and who are interested in taking an asset allocation approach to growth investing.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the portfolio invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.


Bond Market Risk. Because the portfolio invests some of its assets in fixed-income funds, it may perform less well in the long run than a fund investing entirely in stocks. At the same time, the portfolio's fixed-income component means that its performance could be hurt somewhat by poor performance in the bond market. Bonds and other fixed-income instruments could be hurt by rises in market interest rates, which would, in turn, lower the value of your investment.

Credit Risk. This is the risk that the issuer or guarantor of a debt security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or otherwise to honor its obligations. The degree of this risk for a particular security may be reflected in its credit rating. This risk is greater with junk and foreign bonds because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

Other factors that could affect performance include:

o the managers of the portfolio or the underlying funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters

o derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see "Secondary risks" for more information)

The Portfolio's Performance History


While a portfolio's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance of the Portfolio's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how portfolio performance compares with six broad- based market indices and one other relevant measure (which, unlike the portfolio, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the portfolio and the indices varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A shares was December 29, 2000. In the bar chart, the performance figures for Class A for periods prior to that date are based on the historical performance of the portfolio's original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of the portfolio's original share class (Class S), adjusted to reflect both the higher gross total annual operating expenses of Classes A, B or C and the current applicable sales charges of Classes A, B or C. Class S shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and may vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table.


Pathway Growth Portfolio

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1997       14.62
1998        9.30
1999       34.87
2000       -6.53
2001      -13.57
2002      -18.96
2003       25.39



2004 Total Return as of September 30: 1.99%


For the periods included in the bar chart:


Best Quarter: 21.72%, Q4 1999             Worst Quarter: -15.45%, Q3 2002

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2003
--------------------------------------------------------------------------------
                                       1 Year        5 Years    Since Inception*
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                   18.18           0.86          4.09
--------------------------------------------------------------------------------
  Return after Taxes on                 17.82          -0.51          2.50
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on                 10.04          -0.12          2.53
  Distributions and Sale of Fund
  Shares
--------------------------------------------------------------------------------
Class B (Return before Taxes)           21.47           1.14          4.17
--------------------------------------------------------------------------------
Class C (Return before Taxes)           24.45           1.31          4.17
--------------------------------------------------------------------------------
Index 1**                               28.68          -0.57          7.17
--------------------------------------------------------------------------------
Index 2**                               29.89          -0.13          7.32
--------------------------------------------------------------------------------
Index 3**                               38.59          -0.05          2.64
--------------------------------------------------------------------------------
Index 4**                                4.10           6.62          7.11
--------------------------------------------------------------------------------
Index 5**                               27.94           6.44          6.75
--------------------------------------------------------------------------------
Index 6**                               47.25           7.13          8.02
--------------------------------------------------------------------------------
Index 7**                                1.03           3.34          3.83
--------------------------------------------------------------------------------

Index 1: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Effective June 28, 2004, the Russell 1000 Index replaces the S&P 500 Index as one of the portfolio's benchmarks because the advisor believes the Russell 1000 Index better represents the portfolio's investment objectives and process.

Index 2: The Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalization companies that are domiciled in the United States and whose common stocks are traded there.

Index 3: The Morgan Stanley Capital International (MSCI) EAFE Index is a market-value-weighted measure of stocks of 21 countries.

Index 4: The Lehman Brothers Aggregate Bond Index is a market-value-weighted measure of US Treasury and agency securities, corporate bond issues and mortgage-backed securities.

Index 5: The CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market.

Index 6: The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

Index 7: Treasury Bill 3-month.


*    Portfolio inception: 11/15/96. Index comparisons begin 11/30/96.


**   Index returns reflect no deductions for fees, expenses or taxes.


Total returns would have been lower if the advisor had not maintained the expenses of certain of the underlying funds.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.





--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds portfolio shares at the end of the period. The number only represents the portfolio's taxable distributions, not a shareholder's gain or loss from selling portfolio shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her portfolio shares at the end of the period. The number reflects both the portfolio's taxable distributions and a shareholder's gain or loss from selling portfolio shares.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold Class A, Class B or Class C shares of the portfolio. The portfolio's shareholders directly bear the fees and expenses of the portfolio, subject to the Advisor's contractual obligation to waive fees or reimburse expenses to maintain the portfolio's operating expenses at a specified level (see "Net Annual Operating Expenses" in the table below). The portfolio will indirectly bear the portfolio's proportionate share of fees and expenses incurred by the underlying Scudder funds in which the portfolio is invested (see "Estimated Indirect Expenses of Underlying Scudder Funds" in the table below).

--------------------------------------------------------------------------------
Fee Table                                 Class A        Class B       Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed        5.75%          None           None
on Purchases (as % of offering price)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)       None^1        4.00%           1.00%
(as % of redemption proceeds)
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                             0.00%         0.00%           0.00%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee           0.24          0.99            0.99
--------------------------------------------------------------------------------
Other Expenses^2                           0.53          0.51            0.41
--------------------------------------------------------------------------------
Total Annual Operating Expenses            0.77          1.50            1.40
--------------------------------------------------------------------------------
Expense Waivers/Reimbursements^3           0.22          0.20            0.10
--------------------------------------------------------------------------------
Net Annual Operating Expenses^3            0.55          1.30            1.30
--------------------------------------------------------------------------------
Estimated Indirect Expenses of             0.57          0.57            0.57
Underlying Scudder Funds^4,^5
--------------------------------------------------------------------------------
Estimated Net Annual Fund and              1.12          1.87            1.87
Underlying Scudder Funds Operating
Expenses^6
--------------------------------------------------------------------------------

^1 The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions" may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within 12-18 months of purchase.


^2 Restated and estimated to reflect termination of administrative agreement and implementation of a new expense structure.


^3 By contract, total annual operating expenses are maintained at 0.55%, 1.30% and 1.30% for Class A, Class B and Class C shares, respectively, through December 31, 2005.

^4 Underlying funds' expense ratios reduced for contractual expense limitations and/or reimbursements where applicable, based on most recent prospectuses.

^5 In addition to the Total Annual Operating Expenses which the portfolio bears directly, the portfolio's shareholders indirectly bear the expenses of the underlying funds in which the portfolio invests. The portfolio's estimated indirect expense from investing in the underlying funds, based on its expected allocations and underlying funds, is as shown in the table.

^6 The Estimated Net Annual Fund and Underlying Scudder Funds Operating Expenses shown in the table are the sum of the portfolio's Net Annual Operating Expenses and Estimated Indirect Expenses of Underlying Scudder Funds.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare an approximate estimate of the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares              $683           $955         $1,247        $2,077
--------------------------------------------------------------------------------
Class B shares               590            929          1,295         2,025
--------------------------------------------------------------------------------
Class C shares               290            609          1,053         2,288
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares              $683           $955         $1,247        $2,077
--------------------------------------------------------------------------------
Class B shares               190            629          1,095         2,025
--------------------------------------------------------------------------------
Class C shares               190            609          1,053         2,288
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              |  Class A     Class B    Class C

                                  fund number |  1084        1284       1384

  Pathway Growth Plus Portfolio
--------------------------------------------------------------------------------


The Portfolio's Main Investment Strategy


The portfolio seeks long-term growth of capital. It does this by investing mainly in other Scudder mutual funds.

The portfolio has a target allocation (see sidebar), which the portfolio managers use as a reference point in setting the portfolio's actual allocation. While the actual allocation may vary, the managers expect that over the long term it will be similar to the target allocation.

The managers regularly review the actual allocation and may adjust it in seeking to take advantage of current or expected market conditions or to manage risk. In making their allocation decisions, the managers take a top-down approach, using a proprietary mix of qualitative and quantitative inputs to arrive at a view for the securities markets and segments of those markets. Based on the desired exposure to particular investments and a thorough risk analysis, the managers then decide which funds to use as underlying funds and in which proportions. In order to mitigate the risks associated with a particular fund or manager and increase diversification in the portfolio, the portfolio will limit its investments in underlying funds so that no more than 40% of the overall allocation to equity will be invested in any one equity fund.

The portfolio's underlying funds use a broad array of investment styles. These funds can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, US government and agency bonds, mortgage- and asset-backed securities, money market instruments and others. These securities are mainly from US issuers but may be, to a more limited extent, from foreign issuers.


THE ORIGINAL DOCUMENT CONTAINS A PIE CHART HERE.

ASSET ALLOCATION

The portfolio's target allocation is as follows:

100% Equity funds
10%  Fixed Income funds

The managers have the flexibility to adjust this allocation within the following ranges:

Equity funds        70%-100%

Fixed Income funds   0%-30%

The Main Risks of Investing in the Portfolio


There are several risk factors that could hurt the performance of the portfolio's underlying funds, which could, in turn, hurt the performance of the portfolio. These risk factors could cause you to lose money or cause the portfolio's performance to trail that of other investments.

Asset Allocation Risk. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the portfolio was invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds.

Stock Market Risk. One of the most important factors with this portfolio is how stocks perform -- something that depends on many influences, including economic, political and demographic trends. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price regardless of how well the company performs. The market as a whole may not favor the types of investments a fund makes; and a fund may not be able to get attractive prices for them. These risks tend to be greater with smaller companies, whose stock prices tend to be more volatile.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.


This portfolio is designed for investors with a long-term time horizon -- fifteen years or longer -- and who are interested in taking an asset allocation approach to growth investing.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the portfolio invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Bond Market Risk. Because the portfolio may invest some of its assets in fixed-income funds, it may perform less well in the long run than a fund investing entirely in stocks. At the same time, the portfolio's fixed-income component means that its performance could be hurt somewhat by poor performance in the bond market. Bonds and other fixed-income instruments could be hurt by rises in market interest rates, which would, in turn, lower the value of your investment.

Credit Risk. This is the risk that the issuer or guarantor of a debt security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or otherwise to honor its obligations. The degree of this risk for a particular security may be reflected in its credit rating. This risk is greater with junk and foreign bonds because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

Other factors that could affect performance include:

o the managers of the portfolio or the underlying funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters

o derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see "Secondary risks" for more information)

The Portfolio's Performance History



As this is a new portfolio which commenced operations on November 1, 2004, it does not have any performance data to report for the given period.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold Class A, Class B or Class C shares of the portfolio. The portfolio's shareholders directly bear the fees and expenses of the portfolio, subject to the Advisor's contractual obligation to waive fees or reimburse expenses to maintain the portfolio's operating expenses at a specified level (see "Net Annual Operating Expenses" in the table below). The portfolio will indirectly bear the portfolio's proportionate share of fees and expenses incurred by the underlying Scudder funds in which the portfolio is invested (see "Estimated Indirect Expenses of Underlying Scudder Funds" in the table below).

--------------------------------------------------------------------------------
Fee Table                                 Class A        Class B       Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed        5.75%           None           None
on Purchases (as % of offering price)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)       None^1        4.00%           1.00%
(as % of redemption proceeds)
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                             0.00%         0.00%           0.00%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee           0.25          1.00            1.00
--------------------------------------------------------------------------------
Other Expenses^2                           0.59          0.59            0.59
--------------------------------------------------------------------------------
Total Annual Operating Expenses            0.84          1.59            1.59
--------------------------------------------------------------------------------
Expense Waivers/Reimbursements^3           0.29          0.29            0.29
--------------------------------------------------------------------------------
Net Annual Operating Expenses^3            0.55          1.30            1.30
--------------------------------------------------------------------------------
Estimated Indirect Expenses of             0.59          0.59            0.59
Underlying Scudder Funds^4,^5
--------------------------------------------------------------------------------
Estimated Net Annual Fund and              1.14          1.89            1.89
Underlying Scudder Funds Operating
Expenses^6
--------------------------------------------------------------------------------

^1 The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions" may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within 12-18 months purchase.

^2 The portfolio was not operational as of the date of this prospectus. Therefore, the "Other Expenses" listed in the table are based on estimates for the coming fiscal year.

^3 By contract, total annual operating expenses are maintained at 0.55%, 1.30% and 1.30% for Class A, Class B and Class C shares, respectively, through December 31, 2005.

^4 Underlying funds' expense ratios reduced for contractual expense limitations and/or reimbursements where applicable, based on most recent prospectuses.

^5 In addition to the Total Annual Operating Expenses which the portfolio bears directly, the portfolio's shareholders indirectly bear the expenses of the underlying funds in which the portfolio invests. The portfolio's estimated indirect expense from investing in the underlying funds, based on its expected allocations and underlying funds, is as shown in the table.

^6 The Estimated Net Annual Fund and Underlying Scudder Funds Operating Expenses shown in the table are the sum of the portfolio's Net Annual Operating Expenses and Estimated Indirect Expenses of Underlying Scudder Funds.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare an approximate estimate of the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                                             1 Year          3 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                                       $685            $975
--------------------------------------------------------------------------------
Class B shares                                        592             954
--------------------------------------------------------------------------------
Class C shares                                        292             654
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                                       $685            $975
--------------------------------------------------------------------------------
Class B shares                                        192             654
--------------------------------------------------------------------------------
Class C shares                                        192             654
--------------------------------------------------------------------------------

Other Policies and Secondary Risks

While the sections on the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, any portfolio's Board could change that portfolio's investment goal without seeking shareholder approval.

o The portfolios (or the underlying funds) may trade assets actively. This could raise transaction costs (thus lowering returns) and could mean higher taxable distributions.

o Certain underlying funds are permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, a fund may use futures, options, and covered call options. A fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

o As a temporary defensive measure, each portfolio could shift up to 100% of its assets into defensive investments such as money market securities. This could prevent losses, but while engaged in a temporary defensive position, a portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

Secondary risks


Derivatives Risk. Although not one of their principal investment strategies, certain underlying funds may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that a fund will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose a fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to a fund.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.


Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if an underlying fund has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into a portfolio. If an underlying fund underestimates its price, you may not receive the full market value for your portfolio shares when you sell.


For more information

This prospectus doesn't tell you about every policy or risk of investing in a portfolio.


If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Portfolios


Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The investment advisor

DeIM is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes each portfolio's investment decisions, buys and sells securities for each portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor does not receive any fees for managing the portfolios but does receive fees as investment advisor to each underlying fund.

The portfolio managers

The following people handle the day-to-day management of each portfolio.


Janet Campagna                            Robert Wang
Managing Director of Deutsche Asset       Managing Director of Deutsche Asset
Management and Co-Manager of the          Management and Co-Manager of the
portfolios.                               portfolios.
  o   Joined Deutsche Asset Management      o   Joined Deutsche Asset Management
      in 1999. Investment strategist and        in 1995 after 13 years of
      manager of the asset allocation           experience in fixed income
      strategies group for Barclays             trading at J.P. Morgan.
      Global Investors from 1994 to 1999.   o   Portfolio manager for global and
  o   Head of Advanced Research and             tactical asset allocation
      Quantitative Strategies.                  portfolios, with a focus on
  o   Over 12 years of investment               quantitative asset allocation,
      industry experience.                      portfolio risk control and
  o   MS, Social Science, California            derivatives trading management.
      Institute of Technology.              o   Joined the portfolios in 2002.
  o   PhD, Political Science, University
      of California at Irvine.
  o   Joined the portfolios in 2002.

Inna Okounkova
Vice President of Deutsche Asset
Management and Co-Manager of the
portfolios.
  o   Joined Deutsche Asset Management
      in 1999.
  o   Began investment career in 1999.
  o   Portfolio manager for asset
      allocation portfolios.
  o   MS, Moscow State University.
  o   MBA, University of Chicago.
  o   Joined the portfolios in 2002.

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Financial Highlights


These tables are designed to help you understand each portfolio's financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. The information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with each portfolio's financial statements, are included in that portfolio's annual report (see "Shareholder reports" on the last page).

Pathway Growth Plus Portfolio commenced operations on November 1, 2004 and therefore does not have any financial information to report for the given period.

Pathway Conservative Portfolio -- Class A

----------------------------------------------------------------------------------
 Years Ended August 31,                       2004      2003     2002     2001^a
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of period       $10.69    $10.30    $11.31   $11.93
----------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                     .29       .29       .36      .27
----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)     .52       .40     (.99)    (.69)
  on investment transactions
----------------------------------------------------------------------------------
  Total from investment operations            .81       .69     (.63)    (.42)
----------------------------------------------------------------------------------
Less distributions from:
  Net investment income                     (.33)     (.30)     (.38)    (.20)
----------------------------------------------------------------------------------
Net asset value, end of period             $11.17    $10.69    $10.30   $11.31
----------------------------------------------------------------------------------
Total Return (%)^c                         7.61^d,^e  6.85^e    (5.73)   (3.51)**
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)         17        11        10        8
----------------------------------------------------------------------------------
Ratio of expenses before expense            .57^g     .23^f     .23^f   .25^f*
reductions (%)
----------------------------------------------------------------------------------
Ratio of expenses after expense             .39^g     .23^f     .23^f   .25^f*
reductions (%)
----------------------------------------------------------------------------------
Ratio of net investment income (%)           2.58      2.77      3.32    3.43*
----------------------------------------------------------------------------------
Portfolio turnover rate (%)                    56       104        36       40
----------------------------------------------------------------------------------

^a For the period from December 29, 2000 (commencement of sales of Class A shares) to August 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of any sales charge.

^d   Total return would have been lower had certain expenses not been reduced.

^e   Total return would have been lower if the Advisor had not maintained some
     Underlying Funds' expenses.

^f The Portfolio invests in other Scudder Funds and although this class did not incur any fees or expenses other than distribution/service fees for the period, the Portfolio did bear its proportionate share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

^g Effective April 1, 2004, the Portfolio implemented a new expense structure in which the Portfolio directly bears the fees and expenses of the Portfolio in addition to its proportionate share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

*    Annualized

**   Not annualized

                                       37

Pathway Conservative Portfolio -- Class B

----------------------------------------------------------------------------------
 Years Ended August 31,                       2004      2003     2002     2001^a
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of period       $10.70    $10.31    $11.31   $11.93
----------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                     .20       .21       .28      .23
----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)     .51       .40     (.99)    (.69)
  on investment transactions
----------------------------------------------------------------------------------
  Total from investment operations            .71       .61     (.71)    (.46)
----------------------------------------------------------------------------------
Less distributions from:
  Net investment income                     (.24)     (.22)     (.29)    (.16)
----------------------------------------------------------------------------------
Net asset value, end of period             $11.17    $10.70    $10.31   $11.31
----------------------------------------------------------------------------------
Total Return (%)^c                        6.69^d,^e    6.04^e    (6.36)   (3.87)**
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)          6         4         2        2
----------------------------------------------------------------------------------
Ratio of expenses before expense           1.26^g     .99^f     .95^f   1.00^f*
reductions (%)
----------------------------------------------------------------------------------
Ratio of expenses after expense            1.14^g     .99^f     .95^f   1.00^f*
reductions (%)
----------------------------------------------------------------------------------
Ratio of net investment income (%)           1.83      2.01      2.60    2.68*
----------------------------------------------------------------------------------
Portfolio turnover rate (%)                    56       104        36       40
----------------------------------------------------------------------------------

^a For the period from December 29, 2000 (commencement of sales of Class B shares) to August 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of any sales charge.

^d   Total return would have been lower had certain expenses not been reduced.

^e   Total return would have been lower if the Advisor had not maintained some
     Underlying Funds' expenses.

^f The Portfolio invests in other Scudder Funds and although this class did not incur any fees or expenses other than distribution/service fees for the period, the Portfolio did bear its proportionate share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

^g Effective April 1, 2004, the Portfolio implemented a new expense structure in which the Portfolio directly bears the fees and expenses of the Portfolio in addition to its proportionate share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

*    Annualized

**   Not annualized

                                       38

Pathway Conservative Portfolio -- Class C

----------------------------------------------------------------------------------
 Years Ended August 31,                       2004      2003     2002     2001^a
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of period       $10.69    $10.30    $11.31   $11.93
----------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                     .20       .21       .27      .23
----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)     .51       .40     (.99)    (.69)
  on investment transactions
----------------------------------------------------------------------------------
  Total from investment operations            .71       .61     (.72)    (.46)
----------------------------------------------------------------------------------
Less distributions from:
  Net investment income                     (.24)     (.22)     (.29)    (.16)
----------------------------------------------------------------------------------
Net asset value, end of period             $11.16    $10.69    $10.30   $11.31
----------------------------------------------------------------------------------
Total Return (%)^c                         6.69^d,^e  6.04^e    (6.45)   (3.87)**
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)          4         2         1        1
----------------------------------------------------------------------------------
Ratio of expenses before expense           1.21^g     .99^f     .97^f   1.00^f*
reductions(%)
----------------------------------------------------------------------------------
Ratio of expenses after expense            1.14^g     .99^f     .97^f   1.00^f*
reductions(%)
----------------------------------------------------------------------------------
Ratio of net investment income (%)           1.82      2.01      2.58    2.68*
----------------------------------------------------------------------------------
Portfolio turnover rate (%)                    56       104        36       40
----------------------------------------------------------------------------------

^a For the period from December 29, 2000 (commencement of sales of Class C shares) to August 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of any sales charge.

^d   Total return would have been lower had certain expenses not been reduced.

^e   Total return would have been lower if the Advisor had not maintained some
     Underlying Funds' expenses.

^f The Portfolio invests in other Scudder Funds and although this class did not incur any fees or expenses other than distribution/service fees for the period, the Portfolio did bear its proportionate share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

^g Effective April 1, 2004, the Portfolio implemented a new expense structure in which the Portfolio directly bears the fees and expenses of the Portfolio in addition to its proportionate share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

*    Annualized

**   Not annualized

                                       39

Pathway Moderate Portfolio -- Class A

----------------------------------------------------------------------------------
 Years Ended August 31,                       2004      2003     2002     2001^a
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of period       $ 9.91    $ 9.38    $10.77   $12.04
----------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                     .22       .21       .24      .17
----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)     .70       .55    (1.39)   (1.31)
  on investment transactions
----------------------------------------------------------------------------------
  Total from investment operations            .92       .76    (1.15)   (1.14)
----------------------------------------------------------------------------------
Less distributions from:
  Net investment income                     (.20)     (.23)     (.24)    (.13)
----------------------------------------------------------------------------------
Net asset value, end of period             $10.63    $ 9.91    $ 9.38   $10.77
----------------------------------------------------------------------------------
Total Return (%)^c                        9.34^d,^e  8.28^e    (10.83)  (9.47)**
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)         56        35        23       15
----------------------------------------------------------------------------------
Ratio of expenses before expense            .54^g     .23^f     .22^f   .25^f*
reductions (%)
----------------------------------------------------------------------------------
Ratio of expenses after expense             .38^g     .23^f     .22^f   .25^f*
reductions (%)
----------------------------------------------------------------------------------
Ratio of net investment income (%)           2.12      2.30      2.31    2.26*
----------------------------------------------------------------------------------
Portfolio turnover rate (%)                    37       101        57       58
----------------------------------------------------------------------------------

^a For the period from December 29, 2000 (commencement of sales of Class A shares) to August 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of any sales charge.

^d   Total return would have been lower had certain expenses not been reduced.

^e Total return would have been lower if the Advisor had not maintained some underlying Funds' expenses.

^f The Portfolio invests in other Scudder Funds and although this class did not incur any fees or expenses other than distribution/service fees for the period, the Portfolio did bear its proportionate share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

^g Effective April 1, 2004, the Portfolio implemented a new expense structure in which the Portfolio directly bears the fees and expenses of the Portfolio in addition to its proportionate share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

*    Annualized

**   Not annualized

                                       40

Pathway Moderate Portfolio -- Class B

----------------------------------------------------------------------------------
 Years Ended August 31,                       2004      2003     2002     2001^a
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of period       $ 9.91    $ 9.38    $10.76   $12.04
----------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                     .14       .14       .17      .13
----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)     .70       .55    (1.38)   (1.32)
  on investment transactions
----------------------------------------------------------------------------------
  Total from investment operations            .84       .69    (1.21)   (1.19)
----------------------------------------------------------------------------------
Less distributions from:
  Net investment income                     (.12)     (.16)     (.17)    (.09)
----------------------------------------------------------------------------------
Net asset value, end of period             $10.63    $ 9.91    $ 9.38   $10.76
----------------------------------------------------------------------------------
Total Return (%)^c                         8.49^d,^e  7.46^e    (11.42)  (9.89)**
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)         13         9         8        8
----------------------------------------------------------------------------------
Ratio of expenses before expense           1.21^g    1.00^f   .90^f,^h     1.00^f*
reductions (%)
----------------------------------------------------------------------------------
Ratio of expenses after expense            1.12^g    1.00^f   .90^f,^h     1.00^f*
reductions (%)
----------------------------------------------------------------------------------
Ratio of net investment income (%)           1.37      1.53      1.63    1.51*
----------------------------------------------------------------------------------
Portfolio turnover rate (%)                    37       101        57       58
----------------------------------------------------------------------------------

^a For the period from December 29, 2000 (commencement of sales of Class B shares) to August 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of any sales charge.

^d   Total return would have been lower had certain expenses not been reduced.

^e   Total return would have been lower if the Advisor had not maintained some
     Underlying Funds' expenses.

^f The Portfolio invests in other Scudder Funds and although this class did not incur any fees or expenses other than distribution/service fees for the period, the Portfolio did bear its proportionate share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

^g Effective April 1, 2004, the Portfolio implemented a new expense structure in which the Portfolio directly bears the fees and expenses of the Portfolio in addition to its proportionate share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

^h The ratio of operating expenses includes a one-time reduction in certain liabilities of the Farmers Income with Growth Portfolio, the Farmers
     Balanced Portfolio and the Farmers Growth with Income Portfolio. The ratio without this reduction was .93%.

*    Annualized

**   Not annualized

                                       41

Pathway Moderate Portfolio -- Class C

----------------------------------------------------------------------------------
 Years Ended August 31,                       2004      2003     2002     2001^a
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of period       $ 9.90    $ 9.37    $10.76   $12.04
----------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                     .14       .14       .16      .13
----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)     .70       .54    (1.38)   (1.32)
  on investment transactions
----------------------------------------------------------------------------------
  Total from investment operations            .84       .68    (1.22)   (1.19)
----------------------------------------------------------------------------------
Less distributions from:
  Net investment income                     (.12)     (.15)     (.17)    (.09)
----------------------------------------------------------------------------------
Net asset value, end of period             $10.62    $ 9.90    $ 9.37   $10.76
----------------------------------------------------------------------------------
Total Return (%)^c                         8.50^d,^e  7.44^e    (11.51)  (9.89)**
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)          9         4         3        3
----------------------------------------------------------------------------------
Ratio of expenses before expense           1.18^g     .99^f    1.00^f   1.00^f*
reductions (%)
----------------------------------------------------------------------------------
Ratio of expenses after expense            1.13^g     .99^f    1.00^f   1.00^f*
reductions (%)
----------------------------------------------------------------------------------
Ratio of net investment income (%)           1.36      1.54      1.53    1.51*
----------------------------------------------------------------------------------
Portfolio turnover rate (%)                    37       101        57       58
----------------------------------------------------------------------------------

^a For the period from December 29, 2000 (commencement of sales of Class C shares) to August 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of any sales charge.

^d   Total return would have been lower had certain expenses not been reduced.

^e   Total return would have been lower if the Advisor had not maintained some
     Underlying Funds' expenses.

^f The Portfolio invests in other Scudder Funds and although this class did not incur any fees or expenses other than distribution/service fees for the period, the Portfolio did bear its proportionate share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

^g Effective April 1, 2004, the Portfolio implemented a new expense structure in which the Portfolio directly bears the fees and expenses of the Portfolio in addition to its proportionate share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

*    Annualized

**   Not annualized

                                       42

Pathway Growth Portfolio -- Class A

----------------------------------------------------------------------------------
 Years Ended August 31,                       2004      2003     2002     2001^a
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of period       $11.08    $10.21    $12.61   $14.55
----------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                     .17       .15       .12      .08
----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)    1.07       .85    (2.15)   (2.02)
  on investment transactions
----------------------------------------------------------------------------------
  Total from investment operations           1.24      1.00    (2.03)   (1.94)
----------------------------------------------------------------------------------
Less distributions from:
  Net investment income                     (.18)     (.13)     (.10)        --
----------------------------------------------------------------------------------
  Net realized gains on investment              --         --     (.27)        --
  transactions
----------------------------------------------------------------------------------
  Total distributions                       (.18)     (.13)     (.37)        --
----------------------------------------------------------------------------------
Net asset value, end of period             $12.14    $11.08    $10.21   $12.61
----------------------------------------------------------------------------------
Total Return (%)^c                         11.19^d,^e  10.00^e   (16.61)  (13.33)**
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)         39        24        18       18
----------------------------------------------------------------------------------
Ratio of expenses before expense            .46^g     .22^f     .21^f   .25^f*
reductions (%)
----------------------------------------------------------------------------------
Ratio of expenses after expense reductions  .39^g     .22^f     .21^f   .25^f*
(%)
----------------------------------------------------------------------------------
Ratio of net investment income (%)           1.40      1.52      1.00     .81*
----------------------------------------------------------------------------------
Portfolio turnover rate (%)                    43        93        44       29
----------------------------------------------------------------------------------

^a For the period from December 29, 2000 (commencement of sales of Class A shares) to August 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of any sales charge.

^d   Total return would have been lower if the Advisor had not maintained some
     Underlying Funds' expenses.

^e   Total return would have been lower had certain expenses not been reduced.

^f The Portfolio invests in other Scudder Funds and although this class did not incur any fees or expenses other than distribution/service fees for the period, the Portfolio did bear its proportionate share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

^g Effective April 1, 2004, the Portfolio implemented a new expense structure in which the Portfolio directly bears the fees and expenses of the Portfolio in addition to its proportionate share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

*    Annualized

**   Not annualized


                                       43


Pathway Growth Portfolio -- Class B

----------------------------------------------------------------------------------
 Years Ended August 31,                       2004      2003     2002     2001^a
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of period       $10.97    $10.11    $12.55   $14.55
----------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                     .08       .08       .03      .03
----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)    1.06       .84    (2.12)   (2.03)
  on investment transactions
----------------------------------------------------------------------------------
  Total from investment operations           1.14       .92    (2.09)   (2.00)
----------------------------------------------------------------------------------
Less distributions from:
  Net investment income                     (.09)     (.06)     (.08)        --
----------------------------------------------------------------------------------
  Net realized gains on investment              --         --     (.27)        --
  transactions
----------------------------------------------------------------------------------
  Total distributions                       (.09)     (.06)     (.35)        --
----------------------------------------------------------------------------------
Net asset value, end of period             $12.02    $10.97    $10.11   $12.55
----------------------------------------------------------------------------------
Total Return (%)^c                       10.36^d,^e   9.17^e    (17.19)  (13.75)**
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)         14        11         8        9
----------------------------------------------------------------------------------
Ratio of expenses before expense           1.23^g     .97^f   .93^f,^h   1.00^f*
reductions (%)
----------------------------------------------------------------------------------
Ratio of expenses after expense reductions 1.13^g     .97^f   .93^f,^h   1.00^f*
(%)
----------------------------------------------------------------------------------
Ratio of net investment income (%)            .66       .77       .28     .06*
----------------------------------------------------------------------------------
Portfolio turnover rate (%)                    43        93        44       29
----------------------------------------------------------------------------------

^a For the period from December 29, 2000 (commencement of sales of Class B shares) to August 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of any sales charge.

^d   Total return would have been lower had certain expenses not been reduced.

^e   Total return would have been lower if the Advisor had not maintained some
     Underlying Funds' expenses.

^f The Portfolio invests in other Scudder Funds and although this class did not incur any fees or expenses other than distribution/service fees for the period, the Portfolio did bear its proportionate share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

^g Effective April 1, 2004, the Portfolio implemented a new expense structure in which the Portfolio directly bears the fees and expenses of the Portfolio in addition to its proportionate share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

^h The ratio of operating expenses includes a one-time reduction in certain liabilities of the Farmers Growth Portfolio. The ratio without this reduction was .95%.

*    Annualized

**   Not annualized

                                       44

Pathway Growth Portfolio -- Class C

----------------------------------------------------------------------------------
 Years Ended August 31,                       2004      2003     2002     2001^a
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of period       $10.97    $10.11    $12.55   $14.55
----------------------------------------------------------------------------------
Income (loss) from investment operations:     .08       .08       .03      .03
  Net investment income^b
----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)    1.05       .84    (2.12)   (2.03)
  on investment transactions
----------------------------------------------------------------------------------
  Total from investment operations           1.13       .92    (2.09)   (2.00)
----------------------------------------------------------------------------------
Less distributions from:                    (.08)     (.06)     (.08)        --
  Net investment income
----------------------------------------------------------------------------------
  Net realized gains on investment              --         --     (.27)        --
  transactions
----------------------------------------------------------------------------------
  Total distributions                       (.08)     (.06)     (.35)        --
----------------------------------------------------------------------------------
Net asset value, end of period             $12.02    $10.97    $10.11   $12.55
----------------------------------------------------------------------------------
Total Return (%)^c                       10.34^d,^e  9.17^e    (17.19)  (13.75)**
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)          9         4         3        3
----------------------------------------------------------------------------------
Ratio of expenses before expense           1.21^g     .99^f     .95^f   1.00^f*
reductions (%)
----------------------------------------------------------------------------------
Ratio of expenses after expense reductions 1.15^g     .99^f     .95^f   1.00^f*
(%)
----------------------------------------------------------------------------------
Ratio of net investment income (%)            .65       .75       .26     .06*
----------------------------------------------------------------------------------
Portfolio turnover rate (%)                    43        93        44       29
----------------------------------------------------------------------------------

^a For the period from December 29, 2000 (commencement of sales of Class C shares) to August 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of any sales charge.

^d   Total return would have been lower had certain expenses not been reduced.

^e   Total return would have been lower if the Advisor had not maintained some
     Underlying Funds' expenses.

^f The Portfolio invests in other Scudder Funds and although this class did not incur any fees or expenses other than distribution/service fees for the period, the Portfolio did bear its proportionate share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

^g Effective April 1, 2004, the Portfolio implemented a new expense structure in which the Portfolio directly bears the fees and expenses of the Portfolio in addition to its proportionate share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

*    Annualized

**   Not annualized

  How to Invest in the Portfolios

  The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

  You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class


This prospectus offers three share classes for each portfolio. Each class has its own fees and expenses, offering you a choice of cost structures. The portfolios offer other classes of shares separately through another prospectus. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.


Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial advisor to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

================================================================================
Classes and features                      Points to help you compare
================================================================================
Class A


o Sales charges of up to 5.75%, charged   o Some investors may be able to reduce
  when you buy shares                       or eliminate their sales charges;
                                            see next page
o In most cases, no charges when you
  sell shares                             o Total annual operating expenses are
                                            lower than those for Class B or
o Up to 0.25% annual shareholder            Class C
  servicing fee
================================================================================
Class B

o No charges when you buy shares          o The deferred sales charge rate falls
                                            to zero after six years
o Deferred sales charge declining from
  4.00%, charged when you sell shares     o Shares automatically convert to
  you bought within the last six years      Class A after six years, which means
                                            lower annual expenses going forward
o Up to 0.75% annual distribution fee
  and 0.25% shareholder servicing fee
================================================================================
Class C

o Deferred sales charge of 1.00%,         o The deferred sales charge rate is
  charged when you sell shares you          lower, but your shares never convert
  bought within the last year               to Class A, so annual expenses
                                            remain higher over the long term
o Up to 0.75% annual distribution fee
  and 0.25% shareholder servicing fee
================================================================================


Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, each portfolio's advisor or its affiliates may provide compensation to your financial advisor for distribution, administrative and promotional services.

Class A shares


Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year.


Class A shares have an up-front sales charge that varies with the amount you invest:

---------------------------------------------------------------------
                         Front-end Sales     Front-end Sales Charge
                          Charge as a %        as a % of your net
Your investment         of offering price*         investment
---------------------------------------------------------------------
Up to $50,000                  5.75                   6.10
---------------------------------------------------------------------
$50,000-$99,999                4.50                   4.71
---------------------------------------------------------------------
$100,000-$249,999              3.50                   3.63
---------------------------------------------------------------------
$250,000-$499,999              2.60                   2.67
---------------------------------------------------------------------
$500,000-$999,999              2.00                   2.04
---------------------------------------------------------------------
$1 million or more    See below and next page
---------------------------------------------------------------------

* The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:


o you plan to invest at least $50,000 in Class A shares (including Class A shares in other retail Scudder funds) over the next 24 months ("Letter of Intent")

o the amount of Class A shares you already own (including Class A shares in other retail Scudder funds) plus the amount you're investing now in Class A shares is at least $50,000 ("Cumulative Discount")

o you are investing a total of $50,000 or more in Class A shares of several funds on the same day ("Combined Purchases")

The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Scudder family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

For more information about sales charge discounts, please visit www.scudder.com (click on the link entitled "Fund Sales Charge and Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of Shares" in the portfolios' Statement of Additional Information.

You may be able to buy Class A shares without sales charges when you are:

o  reinvesting dividends or distributions

o participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services

o exchanging an investment in Class A shares of another fund in the Scudder family of funds for an investment in a portfolio

o a current or former director or trustee of the Deutsche or Scudder mutual funds

o an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of such funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each portfolio may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without sales charges ("Large Order NAV Purchase Privilege"). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within the next six months of owning them. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

Class B shares


With Class B shares, you pay no up-front sales charges to a portfolio. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.


Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But, for any shares you sell within those six years, you may be charged as follows:

---------------------------------------------------------------------
Year after you bought shares          CDSC on shares you sell
---------------------------------------------------------------------
First year                                    4.00%
---------------------------------------------------------------------
Second or third year                           3.00
---------------------------------------------------------------------
Fourth or fifth year                           2.00
---------------------------------------------------------------------
Sixth year                                     1.00
---------------------------------------------------------------------
Seventh year and later         None (automatic conversion to Class A)
---------------------------------------------------------------------


This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.


If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares in a portfolio or other Scudder funds, it may be more cost efficient to purchase Class A shares instead. You should consult with your financial advisor to determine which class of shares is appropriate for you.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

Class C shares


Class C shares have a 12b-1 plan under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).


Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares at any time, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

---------------------------------------------------------------------
Year after you bought shares           CDSC on shares you sell
---------------------------------------------------------------------
First year                                      1.00%
---------------------------------------------------------------------
Second year and later                           None
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


While Class C shares don't have any up-front sales charges, their higher annual expenses mean that over the years, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren't certain of their investment time horizon.

How to Buy Shares


Once you've chosen a share class, use these instructions to make investments.

==================================================================================
First investment                          Additional investments
==================================================================================
$1,000 or more for regular accounts       $50 or more for regular accounts and
                                          IRA accounts
$500 or more for IRAs
                                          $50 or more with an Automatic
                                          Investment Plan
==================================================================================
Through a financial advisor

o Contact your advisor using the method   o Contact your advisor using the
  that's most convenient for you            method that's most convenient for you
==================================================================================
By mail or express mail (see below)

o Fill out and sign an application        o Send a check made out to "Scudder
                                            Funds" and a Scudder investment slip
o Send it to us at the appropriate          to us at the appropriate address
  address, along with an investment check   below

                                          o If you don't have an investment
                                            slip, simply include a letter with
                                            your name, account number, the full
                                            name of the fund and the share class
                                            and your investment instructions
==================================================================================
By wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
==================================================================================
By phone

Not available                             o Call (800) 621-1048 for instructions
==================================================================================
With an automatic investment plan

Not available                             o To set up regular investments from a
                                            bank checking account, call
                                            (800) 621-1048
==================================================================================
On the Internet

Not available                             o Call (800) 621-1048 to establish
                                            Internet access

                                          o Go to www.scudder.com and register

                                          o Follow the instructions for buying
                                            shares with money from your bank
                                            account
==================================================================================




--------------------------------------------------------------------------------
Regular mail:
First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154


Express, registered or certified mail:
Scudder Investments, 210 W. 10th Street, Kansas City, MO 64105-2005


Fax number: (800) 821-6234 (for exchanging and selling only)

How to Exchange or Sell Shares


Use these instructions to exchange or sell shares in your account.

================================================================================
Exchanging into another fund              Selling shares
================================================================================
$1,000 or more to open a new account      Some transactions, including most for
($500 for IRAs)                           over $100,000, can only be ordered in
                                          writing with a signature guarantee; if
$50 or more for exchanges between         you're in doubt, see page 58
existing accounts
================================================================================
Through a financial advisor

o Contact your advisor by the method      o Contact your advisor by the method
  that's most convenient for you            that's most convenient for you
================================================================================
By phone or wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
================================================================================
By mail, express mail or fax
(see previous page)

Write a letter that includes:             Write a letter that includes:

o the portfolio, class and account        o the portfolio, class and account
  number you're exchanging out of           number from which you want to sell
                                            shares
o the dollar amount or number of shares
  you want to exchange                    o the dollar amount or number of
                                            shares you want to sell
o the name and class of the fund you
  want to exchange into                   o your name(s), signature(s) and
                                            address, as they appear on your
o your name(s), signature(s) and            account
  address, as they appear on your account
                                          o a daytime telephone number
o a daytime telephone number
================================================================================
With an automatic exchange plan

o To set up regular exchanges from a      Not available
  fund account, call (800) 621-1048
================================================================================
With an automatic withdrawal plan

Not available                             o To set up regular cash payments from
                                            a fund account, call (800) 621-1048
================================================================================
On the Internet

o Call (800) 621-1048 to establish        o Call (800) 621-1048 to establish
  Internet access                           Internet access

o Go to www.scudder.com and register      o Go to www.scudder.com and register

o Follow the instructions for making      o Follow the instructions for making
  on-line exchanges                         on-line redemptions
================================================================================

Policies You Should Know About


Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through a financial advisor.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a financial advisor may charge its own fees separate from those charged by a portfolio.

Keep in mind that the information in this prospectus applies only to each portfolio's Class A, Class B and Class C shares. Each portfolio has other share classes, which are described in a separate prospectus and have different fees, requirements and services.


In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Policies about transactions

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.


We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each portfolio, then we may reject your application and order.

Each portfolio will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).


If we are unable to verify your identity within time frames established by the portfolio, after a reasonable effort to do so, you will receive written notification.

The portfolios generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.


Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.


Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Each portfolio accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that a portfolio cannot accept cash, traveler's checks, starter checks, money orders, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.


When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The portfolios can only send wires of $1,000 or more and accept wires of $50 or more.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.


If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you cannot get a signature guarantee from a notary public, and we must be provided with the original guarantee.


Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a portfolio for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another fund don't affect CDSCs: For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:


o the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist.


o withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

o    withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors that the dealer waives the applicable commission

o for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the `reinstatement feature.' With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.


You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

How the portfolios calculate share price

To calculate net asset value per share, or NAV, each share class uses the following equation:

       TOTAL ASSETS - TOTAL LIABILITIES
    --------------------------------------   =  NAV
      TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you buy shares is the NAV, although for Class A shares it will be adjusted to allow for any applicable sales charges (see "Choosing a Share Class").


The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

The assets of each share class of each portfolio consist primarily of the underlying Scudder funds, which are valued at their respective net asset values at the time of computation.


We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by an underlying fund's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

To the extent that an underlying fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days or at times when an underlying fund doesn't price its shares.

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding


o reject a new account application if you don't provide any required or requested identifying information, or for other reasons


o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase portfolio shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your portfolio shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges); you may be subject to gain or loss on the redemption of your portfolio shares and you may incur tax liability


o close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to certain retirement accounts or if you have an automatic investment plan, or to investors with $100,000 or more in Scudder fund shares, or in any case where a fall in share price created the low balance)

o pay you for shares you sell by `redeeming in kind,' that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a portfolio's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a portfolio's investment minimums at any time)


o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes


By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A portfolio's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A portfolio may not always pay a distribution for a given period.

Conservative and Moderate Portfolios each intend to pay dividends and distributions to their shareholders quarterly, in March, June, September and December. Growth and Growth Plus Portfolios each intend to pay dividends and distributions annually in December. If necessary, each portfolio may do so at other times as well. For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by a portfolio to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in portfolio shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. Dividends and distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment at NAV is the only option.

Buying and selling portfolio shares will usually have tax consequences for you (except for shares held in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of a portfolio's earnings you receive and your own portfolio transactions generally depends on their type:

=====================================================================
Generally taxed at capital         Generally taxed at ordinary
gain rates:                        income rates:
=====================================================================
Distributions from the portfolio

o gains from the sale of           o gains from the sale of
  securities held by the             securities held by the
  portfolio for more than one        portfolio for one year or less
  year
                                   o all other taxable income
o qualified dividend income
=====================================================================
Transactions involving portfolio
shares

o gains from selling portfolio     o gains from selling portfolio
  shares held for more than          shares held for one year or
  one year                           less
=====================================================================


Any direct investment in foreign securities may be subject to foreign withholding or other taxes. In that case, a portfolio's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any direct investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of the portfolio's distributions.


For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the portfolio as derived from qualified dividend income will be taxed in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income deriving from fixed income securities. In addition, the portfolio must meet holding period and other requirements with respect to dividend-paying stocks and the shareholder must meet holding period and other requirements with respect to the portfolio's shares for the lower rates to apply. If a portfolio receives dividends from an underlying fund that qualifies as a regulated investment company and the underlying fund designates such dividends as qualified dividend income, then the portfolio may in turn designate that portion of its distributions derived from those dividends as qualified dividend income as well, provided the portfolio meets holding period and other requirements with respect to shares of the underlying fund.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been temporarily reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes"


Your portfolio will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a portfolio pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the portfolio pays a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


For More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Investments                        SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                  Public Reference Section
Chicago, IL 60606-5808                     Washington, D.C. 20549-0102
www.scudder.com                            www.sec.gov

(800) 621-1048                             (202) 942-8090

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808

SCUDDER
INVESTMENTS                               SEC File Number:

                                          Scudder Pathway Series        811-8606
A Member of
Deutsche Asset Management [LOGO]

                                                                         SCUDDER
                                                                     INVESTMENTS

                            Asset Allocation Funds I
                            Class AARP and Class S Shares


                      Prospectus


--------------------------------------------------------------------------------
                            November 1, 2004
--------------------------------------------------------------------------------
                        |
                        |   Scudder Pathway Series:
                        |
                        |   Pathway Conservative Portfolio
                        |   Class AARP and Class S
                        |
                        |   Pathway Moderate Portfolio
                        |   Class AARP and Class S
                        |
                        |   Pathway Growth Portfolio
                        |   Class AARP and Class S
                        |
                        |   Pathway Growth Plus Portfolio
                        |   Class S




As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

   How the Portfolios Work                How to Invest in the Portfolios


     4  Pathway Conservative               39  How to Buy, Sell and Exchange
        Portfolio                              Class AARP Shares

    10  Pathway Moderate Portfolio         41  How to Buy, Sell and Exchange
                                               Class S Shares
    16  Pathway Growth Portfolio
                                           43  Policies You Should Know
    22  Pathway Growth Plus                    About
        Portfolio
                                           50  Understanding Distributions
    27  Other Policies and Secondary           and Taxes
        Risks

    29  Who Manages and Oversees
        the Portfolios

    32  Financial Highlights

How the Portfolios Work


These portfolios use an asset allocation strategy, dividing their assets among different types of investments. All four portfolios invest in other Scudder funds. Each portfolio is designed for investors with a particular time horizon or risk profile, and invests in a distinct mix of funds. Because the underlying funds hold a range of securities, an investment in a portfolio may offer exposure to thousands of individual securities.

Whether you are considering investing in one of these portfolios or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.


Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money by investing in them.


This prospectus offers two classes of shares for each of the portfolios described. Class AARP shares have been created especially for AARP members. Class S shares are generally available to new investors. Unless otherwise noted, all information in this prospectus applies to both classes.


You can find prospectuses on the Internet for Class AARP shares at aarp.scudder.com and for Class S shares at myScudder.com.

--------------------------------------------------------------------------------
                                                        | Class AARP    Class S
                                                        |
                                          ticker symbol | APWCX         SCPCX
                                            fund number | 180           080

  Pathway Conservative Portfolio
--------------------------------------------------------------------------------

The Portfolio's Main Investment Strategy

The portfolio seeks current income and, as a secondary objective, long-term growth of capital. It does this by investing mainly in other Scudder mutual funds.

The portfolio has a target allocation (see sidebar), which the portfolio managers use as a reference point in setting the portfolio's actual allocation. While the actual allocation may vary, the managers expect that over the long term it will average out to be similar to the target allocation.


The managers regularly review the actual allocation and may adjust it in seeking to take advantage of current or expected market conditions or to manage risk. In making their allocation decisions, the managers take a top-down approach, using a proprietary mix of qualitative and quantitative inputs to arrive at a view for the securities markets and segments of those markets. Based on the desired exposure to particular investments and a thorough risk analysis, the managers then decide which funds to use as underlying funds and in which proportions. In order to mitigate the risks associated with a particular fund or manager and increase diversification in the portfolio, the portfolio will limit its investments in underlying funds so that no more than 40% of the overall allocation to equity will be invested in any one equity fund.

The portfolio's underlying funds use a broad array of investment styles. These funds can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, US government and agency bonds, mortgage- and asset-backed securities, money market instruments and others. These securities are mainly from US issuers but may be, to a more limited extent, from foreign issuers.



THE ORIGINAL DOCUMENT CONTAINS A PIE CHART HERE

ASSET ALLOCATION

The portfolio's target allocation is as follows:

40% Equity funds
60% Fixed Income funds

The managers have the flexibility to adjust this allocation within the following ranges:


Equity funds            25%-55%
Fixed Income funds      45%-75%

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the performance of the portfolio's underlying funds, which could, in turn, hurt the performance of the portfolio. These risk factors could cause you to lose money or cause the portfolio's performance to trail that of other investments.


Asset Allocation Risk. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the portfolio was invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds.


Bond Market Risk. One of the most important factors with this portfolio is how fixed-income securities perform. Bonds could be hurt by rises in market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. To the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well. Some bonds could be paid off earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the portfolio's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy.


Credit Risk. This is the risk that the issuer or guarantor of a debt security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or otherwise to honor its obligations. The degree of this risk for a particular security may be reflected in its credit rating. This risk is greater with junk and foreign bonds because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This portfolio is designed for investors who have a time horizon of three to five years and are seeking a relatively conservative asset allocation investment.

Stock Market Risk. The portfolio is also affected by how stocks perform -- something that depends on many influences, including economic, political and demographic trends. When stock prices fall, the value of your investment is likely to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price regardless of how well the company performs. The market as a whole may not favor the types of investments a fund makes, and a fund may not be able to get attractive prices for them. These risks tend to be greater with smaller companies, whose stock prices tend to be more volatile.


Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the portfolio invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.


Other factors that could affect performance include:


o the managers of the portfolio or the underlying funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters

o derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see "Secondary risks" for more information)

The Portfolio's Performance History


While a portfolio's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the portfolio's Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how portfolio performance compares with seven broad-based market indices and one other relevant measure (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The inception date for Class AARP shares was September 25, 2000. Performance figures for periods prior to that date reflect the historical performance of the portfolio's original share class (Class S).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class S only and may vary for Class AARP. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Pathway Conservative Portfolio
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class S
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1997       14.36
1998        5.53
1999        2.84
2000        3.09
2001       -2.92
2002       -5.79

2003       13.63


2004 Total Return as of September 30: 2.49%

For the periods included in the bar chart:

Best Quarter: 7.51%, Q2 2003              Worst Quarter: -5.69%, Q3 2002

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2003
--------------------------------------------------------------------------------


                                       1 Year        5 Years    Since Inception*
--------------------------------------------------------------------------------
Class S
--------------------------------------------------------------------------------

  Return before Taxes                   13.63           1.96          4.28
--------------------------------------------------------------------------------
  Return after Taxes on                 12.53           0.28          2.38
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on                  8.95           0.66          2.54
  Distributions and Sale of Fund
  Shares
--------------------------------------------------------------------------------
Class AARP (Return before Taxes)        13.63           1.96          4.27
--------------------------------------------------------------------------------
Index 1**                               28.68          -0.57          7.17
--------------------------------------------------------------------------------
Index 2**                               29.89          -0.13          7.32
--------------------------------------------------------------------------------
Index 3**                               47.25           7.13          8.02
--------------------------------------------------------------------------------
Index 4**                                4.10           6.62          7.11
--------------------------------------------------------------------------------
Index 5**                                3.81           6.65          7.01
--------------------------------------------------------------------------------
Index 6**                               27.94           6.44          6.75
--------------------------------------------------------------------------------
Index 7**                                1.03           3.34          3.83
--------------------------------------------------------------------------------
Index 8**                               38.59          -0.05          2.64
--------------------------------------------------------------------------------

Index 1: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Effective June 28, 2004, the Russell 1000 Index replaces the S&P 500 Index as one of the portfolio's benchmarks because the advisor believes the Russell 1000 Index better represents the portfolio's investment objectives and process.

Index 2: The Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalization companies that are domiciled in the United States and whose common stocks are traded there.

Index 3: The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

Index 4: The Lehman Brothers Aggregate Bond Index is a market-value-weighted measure of US Treasury and agency securities, corporate bond issues and mortgage-backed securities. Effective June 28, 2004, the Lehman Brothers Intermediate US Aggregate Bond Index replaces the Lehman Brothers Aggregate Bond Index as one of the portfolio's benchmarks because the advisor believes the Lehman Brothers Intermediate US Aggregate Bond Index better represents the portfolio's investment objectives and process.

Index 5: The Lehman Brothers Intermediate US Aggregate Bond Index covers the US investment-grade fixed rate bond market, including government and credit securities, agency mortgage securities, asset backed securities and commercial mortgage based securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Index 6: The CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market.

Index 7: Treasury Bill 3-month.

Index 8: The Morgan Stanley Capital International (MSCI) EAFE Index is a market-value-weighted measure of stocks of 21 countries.

*    Portfolio inception: 11/15/96. Index comparisons begin 11/30/96.

**   Index returns reflect no deductions for fees, expenses or taxes.

Total returns would have been lower if the advisor had not maintained the expenses of certain of the underlying funds.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 253-2277 (Class AARP) or 1-800-SCUDDER (Class S) or visit our Web site at aarp.scudder.com (Class AARP) or myScudder.com (Class S).




--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds portfolio shares at the end of the period. The number only represents the portfolio's taxable distributions, not a shareholder's gain or loss from selling portfolio shares.

The Return After Taxes on Distributions and Sale of Portfolio Shares assumes that an investor sold his or her portfolio shares at the end of the period. The number reflects both the portfolio's taxable distributions and a shareholder's gain or loss from selling portfolio shares.

How Much Investors Pay


This portfolio's Class AARP and Class S shares have no sales charges or other shareholder fees. The portfolio's shareholders directly bear the fees and expenses of the portfolio, subject to any Advisor's contractual obligation to waive fees or reimburse expenses to maintain the portfolio's operating expenses at a specified level (see "Net Annual Operating Expenses" in the table below). The portfolio will indirectly bear the portfolio's proportionate share of fees and expenses incurred by the underlying Scudder funds in which the portfolio is invested (see "Estimated Indirect Expenses of Underlying Scudder Funds" in the table below).


--------------------------------------------------------------------------------
Fee Table                                             Class AARP      Class S
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment     None           None
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                           0.00%         0.00%
--------------------------------------------------------------------------------
Distribution/Services (12b-1) Fee                        None           None
--------------------------------------------------------------------------------

Other Expenses^1                                          0.38          0.55
--------------------------------------------------------------------------------

Total Annual Operating Expenses                           0.38          0.55
--------------------------------------------------------------------------------
Expense Waivers/Reimbursements^2                          0.08          0.25
--------------------------------------------------------------------------------
Net Annual Operating Expenses^2                           0.30          0.30
--------------------------------------------------------------------------------
Estimated Indirect Expenses of Underlying Scudder         0.60          0.60
Funds^3,^4
--------------------------------------------------------------------------------
Estimated Net Annual Fund and Underlying Scudder          0.90          0.90
Funds Operating Expenses^5
--------------------------------------------------------------------------------

^1 Restated and estimated to reflect termination of administrative agreement and implementation of a new expense structure.

^2 By contract, total annual operating expenses are maintained at 0.30% for Class AARP and Class S, through December 31, 2005.

^3 Underlying funds' expense ratios reduced for contractual expense limitations and/or reimbursements where applicable, based on most recent prospectuses.

^4 In addition to the Total Annual Operating Expenses which the portfolio bears directly, the portfolio's shareholders indirectly bear the expenses of the underlying funds in which the portfolio invests. The portfolio's estimated indirect expense from investing in the underlying funds, based on its expected allocations and underlying funds, is as shown in the table.

^5 The Estimated Net Annual Fund and Underlying Scudder Funds Operating Expenses shown in the table are the sum of the portfolio's Net Annual Operating Expenses and Estimated Indirect Expenses of Underlying Scudder Funds.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare an approximate estimate of the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.



--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Class AARP shares            $92           $303           $532        $1,191
--------------------------------------------------------------------------------
Class S shares                92            341            609         1,375
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        | Class AARP    Class S
                                                        |
                                          ticker symbol | SPWBX         SPBAX
                                            fund number | 181           081

Pathway Moderate Portfolio
--------------------------------------------------------------------------------

The Portfolio's Main Investment Strategy

The portfolio seeks a balance of current income and growth of capital. It does this by investing mainly in other Scudder mutual funds.

The portfolio has a target allocation (see sidebar), which the portfolio managers use as a reference point in setting the portfolio's actual allocation. While the actual allocation may vary, the managers expect that over the long term it will average out to be similar to the target allocation.


The managers regularly review the actual allocation and may adjust it in seeking to take advantage of current or expected market conditions or to manage risk. In making their allocation decisions, the managers take a top-down approach, using a proprietary mix of qualitative and quantitative inputs to arrive at a view for the securities markets and segments of those markets. Based on the desired exposure to particular investments and a thorough risk analysis, the managers then decide which funds to use as underlying funds and in which proportions. In order to mitigate the risks associated with a particular fund or manager and increase diversification in the portfolio, the portfolio will limit its investments in underlying funds so that no more than 40% of the overall allocation to equity will be invested in any one equity fund.

The portfolio's underlying funds use a broad array of investment styles. These funds can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, US government and agency bonds, mortgage- and asset-backed securities, money market instruments and others. These securities are mainly from US issuers but may be, to a more limited extent, from foreign issuers.


THE ORIGINAL DOCUMENT CONTAINS A PIE CHART HERE

ASSET ALLOCATION

The portfolio's target allocation is as follows:

60% Equity funds
40% Fixed Income funds

The managers have the flexibility to adjust this allocation within the following ranges:


Equity funds            45%-75%
Fixed Income funds      25%-55%

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the performance of the portfolio's underlying funds, which could, in turn, hurt the performance of the portfolio. These risk factors could cause you to lose money or cause the portfolio's performance to trail that of other investments.


Asset Allocation Risk. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the portfolio was invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds.

Stock Market Risk. One of the most important factors with this portfolio is how stocks perform -- something that depends on many influences, including economic, political and demographic trends. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price regardless of how well the company performs. The market as a whole may not favor the types of investments a fund makes, and a fund may not be able to get attractive prices for them. These risks tend to be greater with smaller companies, whose stock prices tend to be more volatile.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This portfolio is designed for investors who have a time horizon of five to ten years and who are seeking a balanced asset allocation investment.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the portfolio invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.


Bond Market Risk. The portfolio is also affected by the performance of bonds, or other fixed-income instruments, which could be hurt by rises in market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. To the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well. Some bonds could be paid off earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the portfolio's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy.

Credit Risk. This is the risk that the issuer or guarantor of a debt security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or otherwise to honor its obligations. The degree of this risk for a particular security may be reflected in its credit rating. This risk is greater with junk and foreign bonds because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

Other factors that could affect performance include:

o the managers of the portfolio or the underlying funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters

o derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see "Secondary risks" for more information)

The Portfolio's Performance History


While a portfolio's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the portfolio's Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how portfolio performance compares with six broad-based market indices and one other relevant measure (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The inception date for Class AARP shares was October 2, 2000. Performance figures for periods prior to that date reflect the historical performance of the portfolio's original share class (Class S).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class S only and may vary for Class AARP. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Pathway Moderate Portfolio

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class S
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1997       13.33
1998        7.64
1999       16.66
2000       -2.64
2001       -9.14
2002      -11.97

2003       19.06


2004 Total Return as of September 30: 2.36%

For the periods included in the bar chart:

Best Quarter: 12.53%, Q4 1999             Worst Quarter: -10.26%, Q3 1998

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2003
--------------------------------------------------------------------------------


                                       1 Year        5 Years    Since Inception*
--------------------------------------------------------------------------------
Class S
--------------------------------------------------------------------------------

  Return before Taxes                   19.06           1.58          4.15
--------------------------------------------------------------------------------
  Return after Taxes on                 18.25          -0.05          2.39
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on                 12.53           0.61          2.71
  Distributions and Sale of Fund
  Shares
--------------------------------------------------------------------------------
Class AARP (Return before Taxes)        18.94           1.58          4.14
--------------------------------------------------------------------------------
Index 1**                               28.68          -0.57          7.17
--------------------------------------------------------------------------------
Index 2**                               29.89          -0.13          7.32
--------------------------------------------------------------------------------
Index 3**                               38.59          -0.05          2.64
--------------------------------------------------------------------------------
Index 4**                                4.10           6.62          7.11
--------------------------------------------------------------------------------
Index 5**                               27.94           6.44          6.75
--------------------------------------------------------------------------------
Index 6**                               47.25           7.13          8.02
--------------------------------------------------------------------------------
Index 7**                                1.03           3.34          3.83
--------------------------------------------------------------------------------

Index 1: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Effective June 28, 2004, the Russell 1000 Index replaces the S&P 500 Index as one of the portfolio's benchmarks because the advisor believes the Russell 1000 Index better represents the portfolio's investment objectives and process.

Index 2: The Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalization companies that are domiciled in the United States and whose common stocks are traded there.

Index 3: The Morgan Stanley Capital International (MSCI) EAFE Index is a market-value-weighted measure of stocks of 21 countries.

Index 4: The Lehman Brothers Aggregate Bond Index is a market-value-weighted measure of US Treasury and agency securities, corporate bond issues and mortgage-backed securities.

Index 5: The CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market.

Index 6: The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

Index 7: Treasury Bill 3-month.

*    Portfolio inception: 11/15/96. Index comparisons begin 11/30/96.

**   Index returns reflect no deductions for fees, expenses or taxes.

Total returns would have been lower if the advisor had not maintained the expenses of certain of the underlying funds.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 253-2277 (Class AARP) or 1-800-SCUDDER (Class S) or visit our Web site at aarp.scudder.com (Class AARP) or myScudder.com (Class S).


--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds portfolio shares at the end of the period. The number only represents the portfolio's taxable distributions, not a shareholder's gain or loss from selling portfolio shares.

The Return After Taxes on Distributions and Sale of Portfolio Shares assumes that an investor sold his or her portfolio shares at the end of the period. The number reflects both the portfolio's taxable distributions and a shareholder's gain or loss from selling portfolio shares.

How Much Investors Pay


This portfolio's Class AARP and Class S shares have no sales charges or other shareholder fees. The portfolio's shareholders directly bear the fees and expenses of the portfolio, subject to any Advisor's contractual obligation to waive fees or reimburse expenses to maintain the portfolio's operating expenses at a specified level (see "Net Annual Operating Expenses" in the table below). The portfolio will indirectly bear the portfolio's proportionate share of fees and expenses incurred by the underlying Scudder funds in which the portfolio is invested (see "Estimated Indirect Expenses of Underlying Scudder Funds" in the table below).


--------------------------------------------------------------------------------
Fee Table                                             Class AARP      Class S
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment     None           None
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                            0.00%         0.00%
--------------------------------------------------------------------------------
Distribution/Services (12b-1) Fee                         None           None
--------------------------------------------------------------------------------

Other Expenses^1                                          0.25          0.64
--------------------------------------------------------------------------------
Total Annual Operating Expenses                           0.25          0.64
--------------------------------------------------------------------------------
Expense Waivers/Reimbursements^2                          0.00          0.34
--------------------------------------------------------------------------------
Net Annual Operating Expenses^2                           0.25          0.30
--------------------------------------------------------------------------------
Estimated Indirect Expenses of Underlying Scudder         0.58          0.58
Funds^3,^4
--------------------------------------------------------------------------------
Estimated Net Annual Fund and Underlying Scudder          0.83          0.88
Funds Operating Expenses^5
--------------------------------------------------------------------------------

^1 Restated and estimated to reflect termination of administrative agreement and implementation of a new expense structure.

^2 By contract, total annual operating expenses are maintained at 0.30% for Class AARP and Class S, through December 31, 2005.

^3 Underlying funds' expense ratios reduced for contractual expense limitations and/or reimbursements where applicable, based on most recent prospectuses.

^4 In addition to the Total Annual Operating Expenses which the portfolio bears directly, the portfolio's shareholders indirectly bear the expenses of the underlying funds in which the portfolio invests. The portfolio's estimated indirect expense from investing in the underlying funds, based on its expected allocations and underlying funds, is as shown in the table.

^5 The Estimated Net Annual Fund and Underlying Scudder Funds Operating Expenses shown in the table are the sum of the portfolio's Net Annual Operating Expenses and Estimated Indirect Expenses of Underlying Scudder Funds.

Based on the costs above (including one year of capped expenses in each period for Class S shares), this example helps you compare an approximate estimate of the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Class AARP shares            $85           $265           $460        $1,025
--------------------------------------------------------------------------------
Class S shares                90            354            638         1,447
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        | Class AARP    Class S
                                                        |
                                          ticker symbol | APWGX         SPGRX
                                            fund number | 182           082


Pathway Growth Portfolio
--------------------------------------------------------------------------------

The Portfolio's Main Investment Strategy


The portfolio seeks long-term growth of capital and, as a secondary objective, current income. It does this by investing mainly in other Scudder mutual funds.


The portfolio has a target allocation (see sidebar), which the portfolio managers use as a reference point in setting the portfolio's actual allocation. While the actual allocation may vary, the managers expect that over the long term it will average out to be similar to the target allocation.


The managers regularly review the actual allocation and may adjust it in seeking to take advantage of current or expected market conditions or to manage risk. In making their allocation decisions, the managers take a top-down approach, using a proprietary mix of qualitative and quantitative inputs to arrive at a view for the securities markets and segments of those markets. Based on the desired exposure to particular investments and a thorough risk analysis, the managers then decide which funds to use as underlying funds and in which proportions. In order to mitigate the risks associated with a particular fund or manager and increase diversification in the portfolio, the portfolio will limit its investments in underlying funds so that no more than 40% of the overall allocation to equity will be invested in any one equity fund.

The portfolio's underlying funds use a broad array of investment styles. These funds can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, US government and agency bonds, mortgage- and asset-backed securities, money market instruments and others. These securities are mainly from US issuers but may be, to a more limited extent, from foreign issuers.


THE ORIGINAL DOCUMENT CONTAINS A PIE CHART HERE


ASSET ALLOCATION

The portfolio's target allocation is as follows:

75% Equity funds
25% Fixed Income funds

The managers have the flexibility to adjust this allocation within the following ranges:

Equity funds            60%-90%
Fixed Income funds      10%-40%

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the performance of the portfolio's underlying funds, which could, in turn, hurt the performance of the portfolio. These risk factors could cause you to lose money or cause the portfolio's performance to trail that of other investments.


Asset Allocation Risk. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the portfolio was invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds.


Stock Market Risk. One of the most important factors with this portfolio is how stocks perform -- something that depends on many influences, including economic, political and demographic trends. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price regardless of how well the company performs. The market as a whole may not favor the types of investments a fund makes, and a fund may not be able to get attractive prices for them. These risks tend to be greater with smaller companies, whose stock prices tend to be more volatile.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.


This portfolio is designed for investors with a long-term time horizon -- ten to fifteen years or longer -- and who are interested in taking an asset allocation approach to growth investing.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the portfolio invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.


Bond Market Risk. Because the portfolio invests some of its assets in fixed-income funds, it may perform less well in the long run than a fund investing entirely in stocks. At the same time, the portfolio's fixed-income component means that its performance could be hurt somewhat by poor performance in the bond market. Bonds and other fixed-income instruments could be hurt by rises in market interest rates, which would, in turn, lower the value of your investment.

Credit Risk. This is the risk that the issuer or guarantor of a debt security or the other party to an over-the counter transaction will be unable or unwilling to make timely payments of interest or principal, or otherwise to honor its obligations. The degree of this risk for a particular security may be reflected in its credit rating. This risk is greater with junk and foreign bonds because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

Other factors that could affect performance include:

o the managers of the portfolio or the underlying funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters

o derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see "Secondary risks" for more information)

The Portfolio's Performance History


While a portfolio's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the performance for the portfolio's Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how portfolio performance compares with six broad-based market indices and one other relevant measure (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The inception date for Class AARP shares was September 25, 2000. Performance figures for periods prior to that date reflect the historical performance of the portfolio's original share class (Class S).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class S only and may vary for Class AARP. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Pathway Growth Portfolio

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class S
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1997       14.93
1998        9.60
1999       35.24
2000       -6.29
2001      -13.39
2002      -18.80


2003       25.64


2004 Total Return as of September 30: 2.24%

For the periods included in the bar chart:

Best Quarter: 21.81%, Q4 1999             Worst Quarter: -15.50%, Q3 2002

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2003
--------------------------------------------------------------------------------


                                       1 Year        5 Years    Since Inception*
--------------------------------------------------------------------------------
Class S
--------------------------------------------------------------------------------

  Return before Taxes                   25.64           2.29          5.20
--------------------------------------------------------------------------------
  Return after Taxes on                 25.20           1.04          3.86
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on                 16.97           1.57          3.99
  Distributions and Sale of Fund
  Shares
--------------------------------------------------------------------------------
Class AARP (Return before Taxes)        25.64           2.29          5.20
--------------------------------------------------------------------------------
Index 1**                               28.68          -0.57          7.17
--------------------------------------------------------------------------------
Index 2**                               29.89          -0.13          7.32
--------------------------------------------------------------------------------
Index 3**                               38.59          -0.05          2.64
--------------------------------------------------------------------------------
Index 4**                                4.10           6.62          7.11
--------------------------------------------------------------------------------
Index 5**                               27.94           6.44          6.75
--------------------------------------------------------------------------------
Index 6**                               47.25           7.13          8.02
--------------------------------------------------------------------------------
Index 7**                                1.03           3.34          3.83
--------------------------------------------------------------------------------

Index 1: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Effective June 28, 2004, the Russell 1000 Index replaces the S&P 500 Index as one of the portfolio's benchmarks because the advisor believes the Russell 1000 Index better represents the portfolio's investment objectives and process.

Index 2: The Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalization companies that are domiciled in the United States and whose common stocks are traded there.

Index 3: The Morgan Stanley Capital International (MSCI) EAFE Index is a market-value-weighted measure of stocks of 21 countries.

Index 4: The Lehman Brothers Aggregate Bond Index is a market-value-weighted measure of US Treasury and agency securities, corporate bond issues and mortgage-backed securities.

Index 5: The CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market.

Index 6: The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

Index 7: Treasury Bill 3-month.

*    Portfolio inception: 11/15/96. Index comparisons begin 11/30/96.

**   Index returns reflect no deductions for fees, expenses or taxes.

Total returns would have been lower if the advisor had not maintained the expenses of certain of the underlying funds.


--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 253-2277 (Class AARP) or 1-800-SCUDDER (Class S) or visit our Web site at aarp.scudder.com (Class AARP) or myScudder.com (Class S).



--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds portfolio shares at the end of the period. The number only represents the portfolio's taxable distributions, not a shareholder's gain or loss from selling portfolio shares.

The Return after Taxes on Distributions and Sale of Portfolio Shares assumes that an investor sold his or her portfolio shares at the end of the period. The number reflects both the portfolio's taxable distributions and a shareholder's gain or loss from selling portfolio shares.

How Much Investors Pay


This portfolio's Class AARP and Class S shares have no sales charges or other shareholder fees. The portfolio's shareholders directly bear the fees and expenses of the portfolio, subject to any Advisor's contractual obligation to waive fees or reimburse expenses to maintain the portfolio's operating expenses at a specified level (see "Net Annual Operating Expenses" in the table below). The portfolio will indirectly bear the portfolio's proportionate share of fees and expenses incurred by the underlying Scudder funds in which the portfolio is invested (see "Estimated Indirect Expenses of Underlying Scudder Funds" in the table below).


--------------------------------------------------------------------------------
Fee Table                                             Class AARP      Class S
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment     None           None
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                            0.00%         0.00%
--------------------------------------------------------------------------------
Distribution/Services (12b-1) Fee                         None          None
--------------------------------------------------------------------------------

Other Expenses^1                                          0.44          0.57
--------------------------------------------------------------------------------
Total Annual Operating Expenses                           0.44          0.57
--------------------------------------------------------------------------------
Expense Waivers/Reimbursements^2                          0.14          0.27
--------------------------------------------------------------------------------
Net Annual Operating Expenses^2                           0.30          0.30
--------------------------------------------------------------------------------
Estimated Indirect Expenses of Underlying Scudder         0.57          0.57
Funds^3,^4
--------------------------------------------------------------------------------
Estimated Net Annual Fund and Underlying Scudder          0.87          0.87
Funds Operating Expenses^5
--------------------------------------------------------------------------------

^1 Restated and estimated to reflect termination of administrative agreement and implementation of a new expense structure.

^2 By contract, total annual operating expenses are maintained at 0.30% for Class AARP and Class S, through December 31, 2005.

^3 Underlying funds' expense ratios reduced for contractual expense limitations and/or reimbursements where applicable, based on most recent prospectuses.

^4 In addition to the Total Annual Operating Expenses which the portfolio bears directly, the portfolio's shareholders indirectly bear the expenses of the underlying funds in which the portfolio invests. The portfolio's estimated indirect expense from investing in the underlying funds, based on its expected allocations and underlying funds, is as shown in the table.

^5 The Estimated Net Annual Fund and Underlying Scudder Funds Operating Expenses shown in the table are the sum of the portfolio's Net Annual Operating Expenses and Estimated Indirect Expenses of Underlying Scudder Funds.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare an approximate estimate of the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Class AARP shares            $89           $308           $544        $1,224
--------------------------------------------------------------------------------
Class S shares                89            335            602         1,362
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      |  Class S
                                                                      |
                                                          fund number |  084

Pathway Growth Plus Portfolio
--------------------------------------------------------------------------------

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital. It does this by investing mainly in other Scudder mutual funds.

The portfolio has a target allocation (see sidebar), which the portfolio managers use as a reference point in setting the portfolio's actual allocation. While the actual allocation may vary, the managers expect that over the long term it will be similar to the target allocation.

The managers regularly review the actual allocation and may adjust it in seeking to take advantage of current or expected market conditions or to manage risk. In making their allocation decisions, the managers take a top-down approach, using a proprietary mix of qualitative and quantitative inputs to arrive at a view for the securities markets and segments of those markets. Based on the desired exposure to particular investments and a thorough risk analysis, the managers then decide which funds to use as underlying funds and in which proportions. In order to mitigate the risks associated with a particular fund or manager and increase diversification in the portfolio, the portfolio will limit its investments in underlying funds so that no more than 40% of the overall allocation to equity will be invested in any one equity fund.

The portfolio's underlying funds use a broad array of investment styles. These funds can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, US government and agency bonds, mortgage- and asset-backed securities, money market instruments and others. These securities are mainly from US issuers but may be, to a more limited extent, from foreign issuers.


THE ORIGINAL DOCUMENT CONTAINS A PIE CHART HERE


ASSET ALLOCATION

The portfolio's target allocation is as follows:

100% Equity funds
0% Fixed Income funds

The managers have the flexibility to adjust this allocation within the following ranges:

Equity funds            70%-100%
Fixed Income funds      0%-30%

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the performance of the portfolio's underlying funds, which could, in turn, hurt the performance of the portfolio. These risk factors could cause you to lose money or cause the portfolio's performance to trail that of other investments.

Asset Allocation Risk. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the portfolio was invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds.

Stock Market Risk. One of the most important factors with this portfolio is how stocks perform -- something that depends on many influences, including economic, political and demographic trends. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price regardless of how well the company performs. The market as a whole may not favor the types of investments a fund makes, and a fund may not be able to get attractive prices for them. These risks tend to be greater with smaller companies, whose stock prices tend to be more volatile.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This portfolio is designed for investors with a long-term time horizon -- fifteen years or longer -- and who are interested in taking an asset allocation approach to growth investing.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the portfolio invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Bond Market Risk. Because the portfolio may invest some of its assets in fixed-income funds, it may perform less well in the long run than a fund investing entirely in stocks. At the same time, the portfolio's fixed-income component means that its performance could be hurt somewhat by poor performance in the bond market. Bonds and other fixed-income instruments could be hurt by rises in market interest rates, which would, in turn, lower the value of your investment.

Credit Risk. This is the risk that the issuer or guarantor of a debt security or the other party to an over-the counter transaction will be unable or unwilling to make timely payments of interest or principal, or otherwise to honor its obligations. The degree of this risk for a particular security may be reflected in its credit rating. This risk is greater with junk and foreign bonds because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

Other factors that could affect performance include:

o the managers of the portfolio or the underlying funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters

o derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see "Secondary risks" for more information)

The Portfolio's Performance History


As this is a new portfolio which commenced operations on November 1, 2004, it does not have any performance data to report for the given period.

How Much Investors Pay

This portfolio's Class S shares have no sales charges or other shareholder fees. The portfolio's shareholders directly bear the fees and expenses of the portfolio, subject to any Advisor's contractual obligation to waive fees or reimburse expenses to maintain the portfolio's operating expenses at a specified level (see "Net Annual Operating Expenses" in the table below). The portfolio will indirectly bear the portfolio's proportionate share of fees and expenses incurred by the underlying Scudder funds in which the portfolio is invested (see "Estimated Indirect Expenses of Underlying Scudder Funds" in the table below).

--------------------------------------------------------------------------------
Fee Table                                                             Class S
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment                    None
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                         0.00%
--------------------------------------------------------------------------------
Distribution/Services (12b-1) Fee                                       None
--------------------------------------------------------------------------------
Other Expenses^1                                                        0.39
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                         0.39
--------------------------------------------------------------------------------
Expense Waivers/Reimbursements^2                                        0.09
--------------------------------------------------------------------------------
Net Annual Operating Expenses^2                                         0.30
--------------------------------------------------------------------------------
Estimated Indirect Expenses of Underlying Scudder Funds^3,^4            0.59
--------------------------------------------------------------------------------
Estimated Net Annual Fund and Underlying Scudder Funds Operating        0.89
Expenses^5
--------------------------------------------------------------------------------

^1 The portfolio was not operational as of the date of this prospectus. Therefore, the "Other Expenses" listed in the table are based on estimates for the coming fiscal year.

^2 By contract, total annual operating expenses are maintained at 0.30%, through December 31, 2005.

^3 Underlying funds' expense ratios reduced for contractual expense limitations and/or reimbursements where applicable, based on most recent prospectuses.

^4 In addition to the Total Annual Operating Expenses which the portfolio bears directly, the portfolio's shareholders indirectly bear the expenses of the underlying funds in which the portfolio invests. The portfolio's estimated indirect expense from investing in the underlying funds, based on its expected allocations and underlying funds, is as shown in the table.

^5 The Estimated Net Annual Fund and Underlying Scudder Funds Operating Expenses shown in the table are the sum of the portfolio's Net Annual Operating Expenses and Estimated Indirect Expenses of Underlying Scudder Funds.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare an approximate estimate of the expenses of Class S shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                                       1 Year               3 Years
--------------------------------------------------------------------------------
Class S shares                                  $91                 $303
--------------------------------------------------------------------------------

Other Policies and Secondary Risks

While the sections on the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, any portfolio's Board could change that portfolio's investment goal without seeking shareholder approval.

o The portfolios (or the underlying funds) may trade assets actively. This could raise transaction costs (thus lowering returns) and could mean higher taxable distributions.

o Certain underlying funds are permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, a fund may use futures, options, and covered call options. A fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

o As a temporary defensive measure, each portfolio could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but while engaged in a temporary defensive position, a portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

Secondary risks


Derivatives Risk. Although not one of their principal investment strategies, certain underlying funds may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that a fund will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose a fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to a fund.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.


Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if an underlying fund has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into a portfolio. If an underlying fund underestimates its price, you may not receive the full market value for your portfolio shares when you sell.


For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolios.


If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Portfolios


Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


The investment advisor


DeIM is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes each portfolio's investment decisions, buys and sells securities for each portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds, and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.


The advisor does not receive any fees for managing the portfolios, but does receive fees as investment advisor to each underlying fund.

AARP through its affiliates monitors and approves the AARP Investment Program from Scudder Investments, but does not recommend specific mutual funds. The advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of each fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by the advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

The portfolio managers

The following people handle the day-to-day management of each portfolio.



Janet Campagna                      Robert Wang
Managing Director of Deutsche       Managing Director of Deutsche
Asset Management and Co-Manager     Asset Management and Co-Manager
of the portfolios.                  of the portfolios.
 o Joined Deutsche Asset             o Joined Deutsche Asset
   Management in 1999.                 Management in 1995 after 13
   Investment strategist and           years of experience in
   manager of the asset                fixed income trading at
   allocation strategies group         J.P. Morgan.
   for Barclays Global               o Portfolio manager for
   Investors from 1994 to 1999.        global and tactical asset
 o Head of Advanced Research           allocation portfolios, with
   and Quantitative Strategies.        a focus on quantitative
 o Over 12 years of investment         asset allocation, portfolio
   industry experience.                risk control and
 o MS, Social Science,                 derivatives trading
   California Institute                management.
   of Technology.                    o Joined the portfolios in
 o PhD, Political Science,             2002.
   University of California at
   Irvine.
 o Joined the portfolios in
   2002.


Inna Okounkova
Vice President of Deutsche Asset
Management and Co-Manager of the
portfolios.
 o Joined Deutsche Asset
   Management in 1999.
 o Began investment career in
   1999.
 o Portfolio manager for asset
   allocation portfolios.
 o MS, Moscow State University.
 o MBA, University of Chicago.
 o Joined the portfolios in
   2002.

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Financial Highlights


These tables are designed to help you understand each portfolio's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. The information for each portfolio has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with each portfolio's financial statements, are included in that portfolio's annual report (see "Shareholder reports" on the last page).

Pathway Growth Plus Portfolio commenced operations on November 1, 2004 and therefore does not have any financial information to report for the given period.


Pathway Conservative Portfolio -- Class AARP


--------------------------------------------------------------------------------
 Years Ended August 31,                   2004       2003      2002    2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period    $10.69     $10.30    $11.32  $12.16
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                  .32        .31       .39     .44
--------------------------------------------------------------------------------
  Net realized and unrealized gain         .51        .40     (1.01)   (.88)
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations         .83        .71      (.62)   (.44)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                   (.35)      (.32)     (.40)   (.39)
--------------------------------------------------------------------------------
  Net realized gains on investment          --         --        --    (.01)
  transactions
--------------------------------------------------------------------------------
  Total distributions                     (.35)      (.32)     (.40)   (.40)
--------------------------------------------------------------------------------
Net asset value, end of period          $11.17     $10.69    $10.30  $11.32
--------------------------------------------------------------------------------
Total Return (%)                          7.86^c,^d  7.10^d   (5.57)  (3.68)^d**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)      44         44        47      60
--------------------------------------------------------------------------------
Ratio of expenses before expense           .15^f       --^e      --^e    --^e
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense            .13^f       --^e      --^e    --^e
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)        2.83       3.00      3.55    3.95*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                 56        104        36      40
--------------------------------------------------------------------------------

^a For the period from September 25, 2000 (commencement of sales of Class AARP shares) to August 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

^d Total return would have been lower if the Advisor had not maintained some Underlying Funds' expenses.

^e The Portfolio invests in other Scudder Funds, and although this class did not incur any direct expenses for the period, the Portfolio did bear its proportionate share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

^f Effective April 1, 2004, the Portfolio implemented a new expense structure in which the Portfolio directly bears the fees and expenses of the Portfolio in addition to its proportionate share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

*    Annualized

**   Not annualized

Pathway Conservative Portfolio -- Class S


--------------------------------------------------------------------------------
 Years Ended August 31,                 2004      2003     2002   2001    2000
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period  $10.69    $10.30   $11.32 $12.47  $12.45
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^a                .32       .31      .39    .47     .65
--------------------------------------------------------------------------------
  Net realized and unrealized gain       .51       .40    (1.01) (1.03)    .23
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations       .83       .71     (.62)  (.56)    .88
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                 (.35)     (.32)     (.40) (.58)   (.65)
--------------------------------------------------------------------------------
  Net realized gains on investment        --        --       --   (.01)   (.21)
  transactions
--------------------------------------------------------------------------------
  Total distributions                   (.35)     (.32)    (.40)  (.59)   (.86)
--------------------------------------------------------------------------------
Net asset value, end of period        $11.17    $10.69   $10.30 $11.32  $12.47
--------------------------------------------------------------------------------
Total Return (%)                        7.86^b,^c 7.10^c  (5.57) (4.60)^c 7.39^c
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)    43        42       40     42      29
--------------------------------------------------------------------------------
Ratio of expenses before expense        .23^e       --^d     --^d  --^d     --^d
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense         .13^e       --^d     --^d  --^d     --^d
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)      2.84      3.00     3.55   3.98    5.30
--------------------------------------------------------------------------------
Portfolio turnover rate (%)               56       104       36     40      26
--------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b   Total return would have been lower had certain expenses not been reduced.

^c Total return would have been lower if the Advisor had not maintained some Underlying Funds' expenses.

^d This Portfolio invests in other Scudder Funds, and although this class did not incur any direct expenses for the period, the Portfolio did bear its proportionate share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

^e Effective April 1, 2004, the Portfolio implemented a new expense structure in which the Portfolio directly bears the fees and expenses of the Portfolio in addition to its proportionate share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

Pathway Moderate Portfolio -- Class AARP


--------------------------------------------------------------------------------
 Years Ended August 31,                   2004       2003      2002    2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period    $ 9.90     $ 9.37    $10.76  $13.80
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                  .25        .24       .26     .29
--------------------------------------------------------------------------------
  Net realized and unrealized gain         .70        .54     (1.38)  (1.84)
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations         .95        .78     (1.12)  (1.55)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                   (.23)      (.25)     (.27)   (.31)
--------------------------------------------------------------------------------
  Net realized gains on investment          --         --        --   (1.18)
  transactions
--------------------------------------------------------------------------------
  Total distributions                     (.23)      (.25)     (.27)  (1.49)
--------------------------------------------------------------------------------
Net asset value, end of period          $10.62     $ 9.90    $ 9.37  $10.76
--------------------------------------------------------------------------------
Total Return (%)                          9.60^c     8.54^c  (10.62) (12.19)^c**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)       8          4         3       4
--------------------------------------------------------------------------------
Ratio of expenses (%)                      .14^e       --^d      --^d    --^d
--------------------------------------------------------------------------------
Ratio of net investment income (%)        2.36       2.53      2.53    2.68*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                 37        101        57      58
--------------------------------------------------------------------------------

^a For the period from October 2, 2000 (commencement of sales of Class AARP shares) to August 31, 2001.

^b   Based on average shares outstanding during the period.

^c Total return would have been lower if the Advisor had not maintained some Underlying Funds' expenses.

^d This Portfolio invests in other Scudder Funds, and although this class did not incur any direct expenses for the period, the Portfolio did bear its proportionate share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

^e Effective April 1, 2004, the Portfolio implemented a new expense structure in which the Portfolio directly bears the fees and expenses of the Portfolio in addition to its proportionate share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

*    Annualized

**   Not annualized

Pathway Moderate Portfolio -- Class S


--------------------------------------------------------------------------------
 Years Ended August 31,                2004      2003     2002    2001     2000
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period $9.90    $ 9.38   $10.76  $14.30   $13.42
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^a              .25       .24      .26     .33      .45
--------------------------------------------------------------------------------
  Net realized and unrealized gain     .70       .53    (1.37)  (2.27)    1.60
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations      95       .77    (1.11)  (1.94)    2.05
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income               (.23)     (.25)    (.27)   (.42)    (.48)
--------------------------------------------------------------------------------
  Net realized gains on investment      --        --       --   (1.18)    (.69)
  transactions
--------------------------------------------------------------------------------
  Total distributions                 (.23)     (.25)    (.27)  (1.60)   (1.17)
--------------------------------------------------------------------------------
Net asset value, end of period      $10.62    $ 9.90   $ 9.38  $10.76   $14.30
--------------------------------------------------------------------------------
Total Return (%)                      9.70^b,^c 8.43^c (10.52) (14.60)^c 15.65^c
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions) 124       145      175     238      258
--------------------------------------------------------------------------------
Ratio of expenses before expense       .23^e      --^d     --^d    --^d     --^d
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense        .12^e      --^d     --^d    --^d     --^d
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)    2.37      2.53     2.53    2.75     3.23
--------------------------------------------------------------------------------
Portfolio turnover rate (%)             37       101       57      58       28
--------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b   Total return would have been lower had certain expenses not been reduced.

^c Total return would have been lower if the Advisor had not maintained some Underlying Funds' expenses.

^d This Portfolio invests in other Scudder Funds, and although this class did not incur any direct expenses for the period, the Portfolio did bear its proportionate share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

^e Effective April 1, 2004, the Portfolio implemented a new expense structure in which the Portfolio directly bears the fees and expenses of the Portfolio in addition to its proportionate share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

Pathway Growth Portfolio -- Class AARP


--------------------------------------------------------------------------------
 Years Ended August 31,                   2004       2003      2002    2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period    $11.10     $10.24    $12.62  $15.32
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                  .20        .18       .14     .19
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) 1.08        .84     (2.14)  (2.77)
  on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations        1.28       1.02     (2.00)  (2.58)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                   (.21)      (.16)     (.11)   (.12)
--------------------------------------------------------------------------------
  Net realized gains on investment          --         --      (.27)     --
  transactions
--------------------------------------------------------------------------------
  Total distributions                     (.21)      (.16)     (.38)   (.12)
--------------------------------------------------------------------------------
Net asset value, end of period          $12.17     $11.10    $10.24  $12.62
--------------------------------------------------------------------------------
Total Return (%)                         11.50^c,^d 10.18^d  (16.39) (16.94)^d**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)       62        60        62      92
--------------------------------------------------------------------------------
Ratio of expenses before expense           .22^f       --^e      --^e    --^e
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense            .13^f       --^e      --^e    --^e
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)        1.67       1.74      1.21    1.44*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                 43         93        44      29
--------------------------------------------------------------------------------

^a For the period from September 25, 2000 (commencement of sales of Class AARP shares) to August 31, 2001.

^b    Based on average shares outstanding during the period.

^c    Total return would have been lower had certain expenses not been reduced.

^d Total return would have been lower if the Advisor had not maintained some Underlying Funds' expenses.

^e This Portfolio invests in other Scudder Funds, and although this class did not incur any direct expenses for the period, the Portfolio did bear its proportionate share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

^f Effective April 1, 2004, the Portfolio implemented a new expense structure in which the Portfolio directly bears the fees and expenses of the Portfolio in addition to its proportionate share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

*     Annualized

**    Not annualized

Pathway Growth Portfolio -- Class S


----------------------------------------------------------------------------------
  Years Ended August 31,               2004       2003     2002   2001      2000
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of period $11.10     $10.24   $12.62 $17.85    $15.33
----------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^a               .20        .18      .14    .20       .29
----------------------------------------------------------------------------------
  Net realized and unrealized gain     1.08        .84    (2.14) (3.43)      3.41
  (loss) on investment transactions
----------------------------------------------------------------------------------
  Total from investment operations     1.28       1.02    (2.00) (3.23)     3.70
----------------------------------------------------------------------------------
Less distributions from:
  Net investment income                (.21)      (.16)    (.11)  (.36)     (.29)
----------------------------------------------------------------------------------
  Net realized gains on investment       --         --     (.27) (1.64)     (.89)
  transactions
----------------------------------------------------------------------------------
  Total distributions                  (.21)      (.16)    (.38) (2.00)    (1.18)
----------------------------------------------------------------------------------
Net asset value, end of period       $12.17     $11.10   $10.24 $12.62    $17.85
----------------------------------------------------------------------------------
Total Return (%)                      11.50^b,^c 10.18^c (16.39)(19.95)^c  24.24^c
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)   84         87       92    115       128
----------------------------------------------------------------------------------
Ratio of expenses before expense        .25^e      --^d      --^d   --^d      --^d
reductions (%)
----------------------------------------------------------------------------------
Ratio of expenses after expense         .12^e      --^d      --^d   --^d      --^d
reductions (%)
----------------------------------------------------------------------------------
Ratio of net investment income  (%)    1.67       1.74     1.21   1.41      1.67
----------------------------------------------------------------------------------
Portfolio turnover rate (%)              43         93       44     29        27
----------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b   Total return would have been lower had certain expenses not been reduced.

^c Total return would have been lower if the Advisor had not maintained some Underlying Funds' expenses.

^d This Portfolio invests in other Scudder Funds, and although this class did not incur any direct expenses for the period, the Portfolio did bear its proportionate share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

^e Effective April 1, 2004, the Portfolio implemented a new expense structure in which the Portfolio directly bears the fees and expenses of the Portfolio in addition to its proportionate share of the fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

How to Invest in the Portfolios

The following pages tell you how to invest in these portfolios and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions and you should follow those.


As noted earlier, there are two classes of shares of each portfolio available through this prospectus except Pathway Growth Plus Portfolio which only offers one class. The instructions for buying and selling each class are slightly different.

Instructions for buying and selling Class AARP shares, which have been created especially for AARP members, are found on the next two pages. These are followed by instructions for buying and selling Class S shares, which are generally available to new investors. Be sure to use the appropriate table when placing any orders to buy, exchange or sell shares in your account.

How to Buy, Sell and Exchange Class AARP Shares

Buying Shares: Use these instructions to invest directly. Make out your check to "The AARP Investment Program."

--------------------------------------------------------------------------------
First investment                          Additional investments
--------------------------------------------------------------------------------
$1,000 or more for regular accounts       $50 minimum for regular accounts
                                          and IRA accounts
$500 or more for IRAs
                                          $50 minimum with an Automatic
                                          Investment Plan, Payroll Deduction or
                                          Direct Deposit
--------------------------------------------------------------------------------
By mail or express mail (see below)

o For enrollment forms, call              Send a personalized investment slip or
  1-800-253-2277                          short note that includes:

o Fill out and sign an enrollment form    o portfolio and class name

o Send it to us at the appropriate        o account number
  address, along with an investment check
                                          o check payable to "The AARP
                                            Investment Program"
--------------------------------------------------------------------------------
By wire

o Call 1-800-253-2277 for instructions    o Call 1-800-253-2277 for instructions
--------------------------------------------------------------------------------
By phone

Not available                             o Call 1-800-253-2277 for instructions
--------------------------------------------------------------------------------
With an automatic investment plan

o Fill in the information required on     o To set up regular investments from a
  your enrollment form and include a        bank checking account, call
  voided check                              1-800-253-2277
--------------------------------------------------------------------------------
Payroll Deduction or Direct Deposit

o Select either of these options on your  o Once you specify a dollar amount
  enrollment form and submit it. You        (minimum $50) investments are
  will receive further instructions by      automatic.
  mail.
--------------------------------------------------------------------------------
Using QuickBuy

Not available                             o Call 1-800-253-2277 to speak to a
                                            representative

                                          o or, to use QuickBuy on the
                                            Easy-Access Line, call
                                            1-800-631-4636 and follow the
                                            instructions on how to purchase
                                            shares
--------------------------------------------------------------------------------
On the Internet

o Go to "services and forms -- How to     o Call 1-800-253-2277 to ensure you
  open an account" at aarp.scudder.com      have electronic services

o Print out a prospectus and an           o Register at aarp.scudder.com
  enrollment form
                                          o Follow the instructions for buying
o Complete and return the enrollment        shares with money from your bank
  form with your check                      account
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Regular mail: The AARP Investment Program,
First Investment: PO Box 219735, Kansas City, MO 64121-9735
Additional Investments: PO Box 219743, Kansas City, MO 64121-9743

Express, registered or certified mail:

The AARP Investment Program, 210 W. 10th Street, Kansas City, MO 64105-2005


Fax number: 1-800-821-6234 (for exchanging and selling only)

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

--------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
--------------------------------------------------------------------------------
$1,000 or more to open a new account      Some transactions, including most for
($500 or more for IRAs)                   over $100,000, can only be ordered in
                                          writing; if you're in doubt, see page
$50 or more for exchanges between         46
existing accounts
--------------------------------------------------------------------------------
By phone

o Call 1-800-253-2277 for instructions    o Call 1-800-253-2277 for instructions
--------------------------------------------------------------------------------
Using Easy-Access Line

o Call 1-800-631-4636 and follow the      o Call 1-800-631-4636 and follow the
  instructions                              instructions
--------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)

Your instructions should include:         Your instructions should include:

o your account number                     o your account number

o names of the portfolios, class and      o name of the portfolio, class and
  number of shares or dollar amount you     number of shares or dollar amount
  want to exchange                          you want to redeem
--------------------------------------------------------------------------------
With an automatic withdrawal plan

Not available                             o To set up regular cash payments from
                                            an account, call 1-800-253-2277
--------------------------------------------------------------------------------
Using QuickSell

Not available                             o Call 1-800-253-2277
--------------------------------------------------------------------------------
On the Internet

o Register at aarp.scudder.com            Not available

o Go to "services and forms"

o Follow the instructions for making
  on-line exchanges
--------------------------------------------------------------------------------


 To reach us:    o Web site aarp.scudder.com

                 o Program representatives 1-800-253-2277, M-F, 9 a.m. - 6 p.m.
                   EST

                 o Confidential fax line 1-800-821-6234, always open

                 o TDD line 1-800-634-9454, M-F, 9 a.m. - 5 p.m. EST



Class AARP       o AARP Lump Sum Service for planning and setting up a lump
 Services          sum distribution

                 o AARP Legacy Service for organizing financial documents and planning the orderly transfer of assets to heirs

                 o AARP Goal Setting and Asset Allocation Service for allocating assets and measuring investment progress


                 o For more information, please call 1-800-253-2277.

How to Buy, Sell and Exchange Class S Shares

Buying Shares: Use these instructions to invest directly. Make out your check to "The Scudder Funds."

--------------------------------------------------------------------------------
First investment                          Additional investments
--------------------------------------------------------------------------------
$2,500 or more for regular accounts       $50 or more for regular accounts and
                                          IRA accounts
$1,000 or more for IRAs
                                          $50 or more with an Automatic
                                          Investment Plan
--------------------------------------------------------------------------------
By mail or express mail (see below)

o Fill out and sign an application        Send a Scudder investment slip or
                                          short note that includes:
o Send it to us at the appropriate
  address, along with an investment check o portfolio and class name

                                          o account number

                                          o check payable to "The Scudder Funds"
--------------------------------------------------------------------------------
By wire

o Call 1-800-SCUDDER for instructions     o Call 1-800-SCUDDER for instructions
--------------------------------------------------------------------------------
By phone

Not available                             o Call 1-800-SCUDDER for instructions
--------------------------------------------------------------------------------
With an automatic investment plan

o Fill in the information on your         o To set up regular investments from a
  application and include a voided check    bank checking account, call
                                            1-800-SCUDDER
--------------------------------------------------------------------------------
Using QuickBuy

Not available                             o Call 1-800-SCUDDER to speak to a
                                            representative

                                          o or, to use QuickBuy on SAIL(TM),
                                            call 1-800-343-2890 and follow the
                                            instructions on how to purchase
                                            shares
--------------------------------------------------------------------------------
On the Internet

o Go to "funds and prices" at             o Call 1-800-SCUDDER to ensure you
  myScudder.com                             have electronic services

o Print out a prospectus and a new        o Register at myScudder.com
  account application
                                          o Follow the instructions for buying
o Complete and return the application       shares with money from your bank
  with your check                           account
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Regular mail:
First Investment: Scudder Investments, PO Box 219669, Kansas City, MO 64121-9669 Additional Investments: Scudder Investments, PO Box 219664, Kansas City, MO 64121-9664


Express, registered or certified mail:
Scudder Investments, 210 W. 10th Street, Kansas City, MO 64105-2005


Fax number: 1-800-821-6234 (for exchanging and selling only)

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

--------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
--------------------------------------------------------------------------------
$2,500 or more to open a new account      Some transactions, including most for
($1,000 or more for IRAs)                 over $100,000, can only be ordered in
                                          writing; if you're in doubt, see page
$50 or more for exchanges between         46
existing accounts
--------------------------------------------------------------------------------
By phone or wire

o Call 1-800-SCUDDER for instructions     o Call 1-800-SCUDDER for instructions
--------------------------------------------------------------------------------
Using SAIL(TM)

o Call 1-800-343-2890 and follow the      o Call 1-800-343-2890 and follow the
  instructions                              instructions
--------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)

Your instructions should include:         Your instructions should include:

o the portfolio, class and account        o the portfolio, class and account
  number you're exchanging out of           number from which you want to sell
                                            shares
o the dollar amount or number of shares
  you want to exchange                    o the dollar amount or number of
                                            shares you want to sell
o the name and class of the fund you
  want to exchange into                   o your name(s), signature(s) and
                                            address, as they appear on your
o your name(s), signature(s) and            account
  address, as they appear on your account
                                          o a daytime telephone number
o a daytime telephone number
--------------------------------------------------------------------------------
With an automatic withdrawal plan

Not available                             o To set up regular cash payments from
                                            a Scudder account, call
                                            1-800-SCUDDER
--------------------------------------------------------------------------------
Using QuickSell

Not available                             o Call 1-800-SCUDDER
--------------------------------------------------------------------------------
On the Internet

o Register at myScudder.com               o Register at myScudder.com

o Follow the instructions for making      o Follow the instructions for making
  on-line exchanges                         on-line redemptions
--------------------------------------------------------------------------------

Policies You Should Know About


Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through a financial advisor.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a financial advisor may charge its own fees separate from those charged by a portfolio.

Keep in mind that the information in this prospectus applies only to each portfolio's Class AARP and Class S shares. Each portfolio has other share classes, which are described in a separate prospectus and which have different fees, requirements, and services.


In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Policies about transactions

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.


Questions? You can speak to a Scudder representative between 9 a.m. and 6 p.m. Eastern time on any fund business day by calling 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.


We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each portfolio, then we may reject your application and order.

Each portfolio will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.


If we are unable to verify your identity within time frames established by the portfolio, after a reasonable effort to do so, you will receive written notification.

The portfolios generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.


Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Automated phone information is available 24 hours a day. You can use our automated phone services to get information on Scudder funds generally and on accounts held directly at Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares.


--------------------------------------------------------------------------------
For Class AARP shares
--------------------------------------------------------------------------------
Call Easy-Access Line, the AARP Program Automated Information Line,
at 1-800-631-4636
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
For Class S shares
--------------------------------------------------------------------------------
Call SAIL(TM), the Scudder Automated Information Line, at
1-800-343-2890
--------------------------------------------------------------------------------

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Telephone and electronic transactions. Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.


When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible your bank may do so. Wire transactions are generally completed within 24 hours. The portfolios can only send wires of $1,000 or more and accept wires of $50 or more.

Each portfolio accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that a portfolio cannot accept cash, traveler's checks, starter checks, money orders, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you cannot get a signature guarantee from a notary public, and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


How the portfolios calculate share prices

For each share class, the price at which you buy shares is the net asset value per share, NAV. To calculate NAV, each share class uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                --------------------------------------     = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

For each share class, the price at which you sell shares is also the NAV.


We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by an underlying fund's Board which are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

To the extent that an underlying fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days or at times when an underlying fund doesn't price its shares.

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding


o reject a new account application if you don't provide any required or requested identifying information, or for other reasons


o refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase portfolio shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your portfolio shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your portfolio shares and you may incur tax liability

o close your account and send you the proceeds if your balance falls below $1,000 for Class AARP shareholders, $2,500 for Class S shareholders and $250 for Class S retirement accounts; we will give you 60 days notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares, or in any case where a fall in share price created the low balance)

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a portfolio generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a portfolio's net assets, whichever is less


o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a portfolio's investment minimums at any time)


o suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes


By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A portfolio's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A portfolio may not always pay a distribution for a given period.

Conservative and Moderate Portfolios each intend to pay dividends and distributions to their shareholders quarterly, in March, June, September and December. Growth and Growth Plus Portfolios each intend to pay dividends and distributions annually in December. If necessary, each portfolio may do so at other times as well. For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by a portfolio to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in portfolio shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. Dividends and distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment at NAV is the only option.

Buying and selling portfolio shares will usually have tax consequences for you (except for shares held in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of a portfolio's earnings you receive and your own portfolio transactions generally depends on their type:

---------------------------------------------------------------------
Generally taxed at capital         Generally taxed at ordinary
gain rates:                        income rates:
---------------------------------------------------------------------
Distributions from the portfolio

o gains from the sale of           o gains from the sale of
  securities held by the             securities held by the
  portfolio for more than one        portfolio for one year or less
  year
                                   o all other taxable income
o qualified dividend income
---------------------------------------------------------------------
Transactions involving portfolio
shares

o gains from selling portfolio     o gains from selling portfolio
  shares held for more than          shares held for one year or
  one year                           less
---------------------------------------------------------------------


Any direct investment in foreign securities may be subject to foreign withholding or other taxes. In that case, a portfolio's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any direct investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of the portfolio's distributions.


For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the portfolio as derived from qualified dividend income will be taxed in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income deriving from fixed income securities. In addition, the portfolio must meet holding period and other requirements with respect to dividend-paying stocks and the shareholder must meet holding period and other requirements with respect to the portfolio's shares for the lower rates to apply. If a portfolio receives dividends from an underlying fund that qualifies as a regulated investment company and the underlying fund designates such dividends as qualified dividend income, then the portfolio may in turn designate that portion of its distributions derived from those dividends as qualified dividend income as well, provided the portfolio meets holding period and other requirements with respect to shares of the underlying fund.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been temporarily reduced to 15%. For more information, see the Statement of Additional Information under "Taxes."


Your portfolio will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a portfolio pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the portfolio pays a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

For More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.


Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about a portfolio, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S), or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-942-8090.
--------------------------------------------------------------------------------


AARP Investment Program from
Scudder Investments (Class      Scudder Investments
AARP)                           (Class S)             SEC
--------------------------------------------------------------------------------
PO Box 219735                   PO Box 219669         Public Reference Section
Kansas City, MO                 Kansas City, MO       Washington, D.C.
64121-9735                      64121-9669            20549-0102
aarp.scudder.com                myScudder.com         www.sec.gov
1-800-253-2277                  1-800-SCUDDER         1-202-942-8090




Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808


SCUDDER
INVESTMENTS
                                        SEC File Number:
A Member of
Deutsche Asset Management [LOGO]        Scudder Pathway Series          811-8606

                             SCUDDER PATHWAY SERIES











                 Scudder Pathway Series: Conservative Portfolio
                          Class A, Class B and Class C

                   Scudder Pathway Series: Moderate Portfolio
                          Class A, Class B and Class C

                    Scudder Pathway Series: Growth Portfolio
                          Class A, Class B and Class C

                  Scudder Pathway Series: Growth Plus Portfolio

                          Class A, Class B and Class C



                       STATEMENT OF ADDITIONAL INFORMATION

                                November 1, 2004

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectus for Class A, Class B and Class C shares of the Scudder Pathway Series: Conservative Portfolio, Moderate Portfolio, Growth Portfolio and Growth Plus Portfolio (each a "Portfolio" and collectively the "Portfolios"), dated November 1, 2004, as amended from time to time. Copies may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained, and are available along with other materials on the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).


The financial statements that are part of the Annual Report to Shareholders of each Portfolio, dated August 31, 2004, are incorporated by reference herein and are deemed to be part of this Statement of Additional Information.


This Statement of Additional Information is incorporated by reference into the combined prospectus.

                                TABLE OF CONTENTS
                                                                                                               Page
                                                                                                               ----

INVESTMENT RESTRICTIONS...........................................................................................1

INVESTMENT POLICIES AND TECHNIQUES FOR THE PORTFOLIOS.............................................................2

INVESTMENT POLICIES AND TECHNIQUES OF THE UNDERLYING FUNDS.......................................................12
   Strategic Transactions and Derivatives........................................................................39

MANAGEMENT OF THE PORTFOLIOS.....................................................................................45
   Investment Advisor............................................................................................45
   Administrative Agreements.....................................................................................50

PORTFOLIO SERVICE PROVIDERS......................................................................................52
   Principal Underwriter and Administrator.......................................................................52
   Independent Registered Public Accounting Firm and Reports to Shareholders.....................................55
   Legal Counsel.................................................................................................55
   Fund Accounting Agent.........................................................................................55
   Custodian, Transfer Agent and Shareholder Service Agent.......................................................56

PORTFOLIO TRANSACTIONS...........................................................................................56

PURCHASE AND REDEMPTION OF SHARES................................................................................59

DIVIDENDS........................................................................................................72

TAXES............................................................................................................72

NET ASSET VALUE..................................................................................................76

OFFICERS AND TRUSTEES............................................................................................77

TRUST ORGANIZATION...............................................................................................86

PROXY VOTING GUIDELINES..........................................................................................88

FINANCIAL STATEMENTS.............................................................................................90

ADDITIONAL INFORMATION...........................................................................................90

RATINGS OF INVESTMENTS...........................................................................................91

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Portfolio's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Portfolio's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio.

Each Portfolio has elected to be classified as a diversified series of an open-end investment management company.

As a matter of fundamental policy, each Portfolio may not:

(1) borrow money, except as permitted under the Investment Company Act of 1940 (the "1940 Act"), as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) engage in the business of underwriting securities issued by others, except to the extent that a Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(4) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; except that each Portfolio may concentrate in an Underlying Fund. However, each underlying Scudder Fund in which each Portfolio will invest may concentrate its investments in a particular industry;

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities;

(6) purchase physical commodities or contracts relating to physical commodities; or

(7) make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Portfolio which, under the 1940 Act, as amended, and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Portfolio.

The Trustees of the Trust have voluntarily adopted certain policies and restrictions, which are observed in the conduct of each Portfolio's affairs. These represent intentions of the Trustees based upon current circumstances. Such non-fundamental policies may be changed or amended by the Trustees of the Trust without prior notice to or approval of shareholders.

As a matter of non-fundamental policy, each Portfolio currently does not intend to:

(a) invest in companies for the purpose of exercising management or control;

(b)      borrow money in an amount  greater  than 5% of its total assets  except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Portfolio's registration statement which may be deemed to be borrowings;

The Portfolios will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of a Portfolio's net assets valued at the time of the transaction would be invested in such securities.

To meet federal tax requirements for qualification as a regulated investment company, each Portfolio must limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of its total assets are invested in the securities (other than US Government securities or securities of a regulated investment company) of a single issuer, and (2) at least 50% of its total assets is represented by cash, government securities, securities of other regulated investment companies, and other securities of any issuer that does not represent more than 5% of the Portfolio's assets or more than 10% of the issuer's voting securities.

              INVESTMENT POLICIES AND TECHNIQUES FOR THE PORTFOLIOS

General Investment Objectives and Policies

Except as otherwise indicated, each Portfolio's investment objectives and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in a Portfolio's investment objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that each Portfolio's objectives will be met.

The Portfolios are professionally managed portfolios which allocate their investments among select funds in the Scudder Family of Funds (the "Underlying Scudder Funds"). Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Underlying Scudder Funds may engage (such as short selling, hedging, etc.) or a financial instrument which the Underlying Scudder Funds may purchase (such as options, etc.) are meant to describe the spectrum of investments that the Advisor in its discretion, might, but is not required to, use in managing a fund's assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more funds, but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a fund, but, to the extent employed, could from time to time have a material impact on a fund's performance. It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein, and in the Portfolio's applicable prospectus.

Each Portfolio is designed for investors seeking a distinct investment style: a conservative investment approach ("Pathway Series: Conservative Portfolio"), a balance of growth and income ("Pathway Series: Moderate Portfolio") or growth of capital ("Pathway Series: Growth Portfolio" and "Pathway Series Growth Plus Portfolio"). The Portfolios have been created in response to increasing demand by mutual fund investors for a simple and effective means of structuring a diversified mutual fund investment program suited to their general needs. As has been well documented in the financial press, the proliferation of mutual funds over the last several years has left many investors confused and in search of a simpler means to manage their investments. Many mutual fund investors realize the value of diversifying their investments in a number of mutual funds (e.g., a money market fund for liquidity and price stability, a growth fund for long-term appreciation, an income fund for current income and relative safety of principal), but need professional management to decide such questions as which mutual funds to select, how much of their assets to commit to each fund and when to allocate their selections. The Portfolios will allow investors to rely on Deutsche Investment Management Americas, Inc. (the "Advisor") to determine (within clearly explained parameters) the amount to invest in each of several Underlying Scudder Funds and the timing of such investments. The Portfolios may each borrow money for temporary, emergency or other purposes, including investment leverage purposes, as determined by the Trustees. The 1940 Act requires borrowings to have 300% asset coverage. The Portfolios may each also enter into reverse repurchase agreements. The Portfolios may also invest in money market instruments to provide for redemptions and for temporary or defensive purposes. It is impossible to accurately predict how long such alternate strategies may be utilized.

The investment objectives of the Portfolios are as follows:

Conservative Portfolio

The Conservative Portfolio seeks current income and, as a secondary objective, long-term growth of capital. This portfolio may be suitable for investors with an investment time horizon of 3-5 years.

Moderate Portfolio

The Moderate Portfolio seeks a balance of current income and growth of capital. This portfolio may be suitable for investors with an investment time horizon of 5-10 years.

Growth Portfolio

The Growth Portfolio seeks long-term growth of capital, with current income as a secondary objective. This portfolio may be suitable for investors with an investment time horizon of 10-15 years or more.

Growth Plus Portfolio

The Growth Plus Portfolio seeks long-term growth of capital. This portfolio may be suitable for investors with an investment time horizon of 15 years or longer.

Master/feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for the Portfolios while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets through a master/feeder fund structure. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

The Underlying Scudder Funds

Each Portfolio will purchase or sell securities to: (a) accommodate purchases and sales of the Portfolio's shares, (b) change the percentages of the Portfolio's assets invested in each of the Underlying Scudder Funds in response to changing market conditions, and (c) maintain or modify the allocation of the Portfolio's assets in accordance with the investment mixes described below.


Portfolio managers will allocate Portfolio assets among the Underlying Scudder Funds in accordance with predetermined percentage ranges, based on the Advisor's outlook for the financial markets, the world's economies and the relative performance potential of the Underlying Scudder Funds. The Underlying Scudder Funds have been selected to represent a broad spectrum of investment options for the Portfolios, subject to the following investment ranges: (Conservative) 25-55% equity mutual funds, 45-75% fixed income mutual funds; (Moderate) 45-75% equity mutual funds, 25-55% fixed income mutual funds; (Growth) 60-90% equity mutual funds, 10-40% fixed income mutual funds and (Growth Plus) 70-100% equity mutual funds, 0-30% fixed income mutual funds.

Risk Factors of Underlying Scudder Funds

In pursuing their investment objectives, each of the Underlying Scudder Funds is permitted investment strategies in a wide range of investment techniques. The Underlying Scudder Funds' risks are determined by the nature of the securities held and the portfolio management strategies used by the Advisor. Further information about the Underlying Scudder Funds is contained in the prospectuses of such funds. Because each Portfolio invests in certain of the Underlying Scudder Funds, shareholders of each Portfolio will be affected by the portfolio management strategies and investment policies of the Underlying Scudder Funds in direct proportion to the amount of assets the Portfolio allocates to each Underlying Scudder Fund.

The following is a list of the Underlying Scudder Funds in which the Portfolios may invest.

Conservative Portfolio            Moderate Portfolio              Growth Portfolio                Growth Plus Portfolio
Underlying Scudder Funds          Underlying Scudder Funds        Underlying Scudder Funds        Underlying Scudder Funds
------------------------          ------------------------        ------------------------        ------------------------


Fixed-Income Mutual Funds         Equity Mutual Funds             Equity Mutual Funds             Equity Mutual Funds

Scudder Cash Investment Trust     Scudder 21st Century Growth     Scudder 21st Century Growth     Scudder Aggressive Growth
Scudder Emerging Markets Income       Fund                            Fund                        Fund
   Fund                           Scudder Aggressive Growth       Scudder Aggressive Growth Fund  Scudder Balanced Fund
Scudder Fixed Income Fund             Fund                        Scudder Balanced Fund           Scudder Blue Chip Fund
Scudder Global Bond Fund          Scudder Balanced Fund           Scudder Blue Chip Fund          Scudder Capital Growth Fund
Scudder GNMA Fund                 Scudder Blue Chip Fund          Scudder Capital Growth Fund     Scudder Development Fund
Scudder High Income Opportunity   Scudder Capital Growth Fund     Scudder Development Fund        Scudder Equity 500 Index
   Fund                           Scudder Development Fund        Scudder Emerging Markets        Fund
Scudder High Income Plus Fund     Scudder Emerging Markets            Growth Fund                 Scudder Emerging Markets
Scudder Income Fund                   Growth Fund                 Scudder Equity 500 Index Fund   Growth Fund
Scudder Money Market Series --    Scudder Equity 500 Index Fund   Scudder Flag Investors          Scudder Flag Communications
   Institutional Shares           Scudder Flag Investors              Communications Fund         Fund
Scudder Short Duration Fund           Communications Fund         Scudder Flag Investors Equity   Scudder Flag Equity
Scudder Short-Term Bond Fund      Scudder Flag Investors Equity       Partners Fund               Partners Fund
                                      Partners Fund               Scudder Flag Investors Value    Scudder Flag Value Builder
                                  Scudder Flag Investors Value        Builder Fund                Fund
Equity Mutual Funds                   Builder Fund                Scudder Global Discovery Fund   Scudder Global Fund
                                  Scudder Global Discovery Fund   Scudder Global Fund             Scudder Global Discovery
Scudder 21st Century Growth Fund  Scudder Global Fund             Scudder Gold and Precious       Fund
Scudder Aggressive Growth Fund    Scudder Gold and Precious           Metals Fund                 Scudder Gold and Precious
Scudder Balanced Fund                 Metals Fund                 Scudder Greater Europe Growth   Metals Fund
Scudder Blue Chip Fund            Scudder Greater Europe Growth       Fund                        Scudder Greater Europe
Scudder Capital Growth Fund           Fund                        Scudder Growth and Income Fund  Growth Fund
Scudder Development Fund          Scudder Growth and Income Fund  Scudder Health Care Fund        Scudder Growth and Income
Scudder Emerging Markets Growth   Scudder Health Care Fund        Scudder International Equity    Fund
   Fund                           Scudder International Equity        Fund                        Scudder Health Care Fund
Scudder Equity 500 Index Fund         Fund                        Scudder International Fund      Scudder-Dreman High Return
Scudder Flag Investors            Scudder International Fund      Scudder International Select    Equity Fund
   Communications Fund            Scudder International Select        Equity Fund                 Scudder International Fund
Scudder Flag Investors Equity         Equity Fund                 Scudder Japanese Equity Fund    Scudder International
   Partners Fund                  Scudder Japanese Equity Fund    Scudder Large Cap Value Fund    Equity Fund
Scudder Flag Investors Value      Scudder Large Cap Value Fund    Scudder Large Company Growth    Scudder International
   Builder Fund                   Scudder Large Company Growth        Fund                        Select Equity Fund
Scudder Global Discovery Fund         Fund                        Scudder Large Company Value     Scudder Japanese Equity
Scudder Global Fund               Scudder Large Company Value         Fund                        Fund
Scudder Gold and Precious             Fund                        Scudder Latin America Fund      Scudder Large Cap Value Fund
   Metals Fund                    Scudder Latin America Fund      Scudder Micro Cap Fund          Scudder Large Company
Scudder Greater Europe Growth     Scudder Micro Cap Fund          Scudder Mid Cap Growth Fund     Growth Fund
   Fund                           Scudder Mid Cap Growth Fund     Scudder Pacific Opportunities   Scudder Large Company Value
Scudder Growth and Income Fund    Scudder Pacific Opportunities       Fund                        Fund
Scudder Health Care Fund              Fund                        Scudder RREEF Real Estate       Scudder Latin America Fund
Scudder International Equity      Scudder RREEF Real Estate           Securities Fund             Scudder Micro Cap Fund
   Fund                               Securities Fund             Scudder S&P 500 Index Fund      Scudder Mid Cap Growth Fund
Scudder International Fund        Scudder S&P 500 Index Fund      Scudder Select 500 Fund         Scudder Pacific
Scudder International Select      Scudder Select 500 Fund         Scudder Small Cap Growth Fund   Opportunities Fund
   Equity Fund                    Scudder Small Cap Growth Fund   Scudder Small Company Stock     Scudder RREEF Real Estate
Scudder Japanese Equity Fund      Scudder Small Company Stock         Fund                        Sec Fund
Scudder Large Cap Value Fund          Fund                        Scudder Small Company Value     Scudder Select 500 Fund
Scudder Large Company Growth      Scudder Small Company Value         Fund                        Scudder S&P 500 Index Fund
   Fund                               Fund                        Scudder Technology Fund         Scudder Small Cap Growth
Scudder Large Company Value Fund  Scudder Technology Fund         Scudder Technology Innovation   Fund
Scudder Latin America Fund        Scudder Technology Innovation       Fund                        Scudder-Dreman Small Cap
Scudder Micro Cap Fund                Fund                        Scudder-Dreman High Return      Value Fund
Scudder Mid Cap Growth Fund       Scudder-Dreman High Return          Equity Fund                 Scudder Small Company Stock
Scudder Pacific Opportunities         Equity Fund                 Scudder-Dreman Small Cap        Fund
   Fund                           Scudder-Dreman Small Cap            Value Fund                  Scudder Small Company Value
Scudder RREEF Real Estate             Value Fund                                                  Fund
   Securities Fund                                                                                Scudder Technology
Scudder S&P 500 Index Fund                                        Fixed-Income Mutual Funds       Innovation Fund
Scudder Select 500 Fund           Fixed-Income Mutual Funds                                       Scudder Technology Fund
Scudder Small Cap Growth Fund                                                                     Scudder 21st Century Growth
Scudder Small Company Stock Fund  Scudder Emerging Markets        Scudder Emerging Markets        Fund
Scudder Small Company Value Fund      Income Fund                     Income Fund
Scudder Technology Fund           Scudder Fixed Income Fund       Scudder Fixed Income Fund
Scudder Technology Innovation     Scudder Global Bond Fund        Scudder Global Bond Fund        Fixed-Income Mutual Funds
   Fund                           Scudder GNMA Fund               Scudder GNMA Fund
Scudder-Dreman High Return        Scudder High Income             Scudder High Income             Scudder Emerging Markets
   Equity Fund                        Opportunity Fund                Opportunity Fund            Income Fund
Scudder-Dreman Small Cap Value    Scudder High Income Plus Fund   Scudder High Income Plus Fund   Scudder Fixed Income Fund
   Fund                           Scudder Income Fund             Scudder Income Fund             Scudder Global Bond Fund
                                  Scudder Short-Term Bond Fund    Scudder Short-Term Bond Fund    Scudder GNMA Fund
                                  Scudder Short Duration Fund     Scudder Short Duration Fund     Scudder High Income
                                  Scudder Cash Investment Trust   Scudder Cash Investment Trust   Opportunity Fund
                                  Scudder Money Market Series --  Scudder Money Market Series --  Scudder High Income Plus
                                        Institutional Shares          Institutional Shares        Fund
                                                                                                  Scudder Income Fund
                                                                                                  Scudder Short Term Bond
                                                                                                  Fund
                                                                                                  Scudder Short Duration Fund
                                                                                                  Scudder Cash Investment
                                                                                                  Trust
                                                                                                  Scudder Money Market Series
                                                                                                  --
                                                                                                  Institutional Shares


Scudder Aggressive Growth Fund. The fund seeks capital appreciation through the use of aggressive investment techniques. The fund normally invests at least 65% of total assets in equities -- mainly common stocks -- of US companies. The fund can invest in stocks of small, mid-sized and large companies of any market sector, and may invest in initial public offerings (IPOs) and in growth-oriented market sectors, such as the technology sector. In fact, the fund's stock selection methods may at times cause it to invest more than 25% of its total assets in a single sector. A sector is typically made up of numerous industries.

Scudder Balanced Fund. The fund seeks a balance of growth and income from a diversified portfolio of equity and fixed-income securities. In deciding which types of securities to buy and sell, the fund managers first analyze the overall financial climate, including interest rates, capital flows and inflation, among other factors. They then weigh the relative attractiveness of stocks compared to bonds and decide on allocations for each. The fund normally invests 50% to 75% of net assets in common stocks and other equities and 25% to 50% of net assets in investment grade bonds and other fixed income securities. At all times the fund invests at least 25% of net assets in fixed-income senior securities.

Scudder Blue Chip Fund. The fund seeks growth of capital and of income. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of 12/31/03, the S&P 500 Index had a median market capitalization of $9.03 billion) and that the portfolio managers consider to be "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industry and strong management.

Scudder Cash Investment Trust. The fund seeks to maintain stability of capital and, consistent with that, to maintain liquidity of capital and to provide current income. The fund pursues its goal by investing exclusively in high quality short-term securities, as well as repurchase agreements. The fund buys US government debt obligations, money market instruments and other debt obligations that, at the time of purchase, (1) have received the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs); (2) have received the two highest short-term ratings from one NRSRO (if only one organization rates the security); (3) are unrated, but are determined to be of similar quality by the Advisor; or (4) have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the Advisor. Working in conjunction with a credit analyst, the portfolio managers screen potential securities and develop a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

Scudder Capital Growth Fund. The fund seeks to provide long-term capital growth while actively seeking to reduce downside risk as compared with other growth mutual funds. The fund normally invests at least 65% of total assets in equities, mainly common stocks of US companies. Although the fund can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") or the Russell 1000 Growth Index (as of October 31, 2003, the S&P 500 Index and the Russell 1000 Growth Index had median market capitalizations of $8.48 billion and $ 3.73 billion, respectively). Although the fund may invest in companies of any size, the fund intends to invest primarily in companies whose market capitalizations fall within the normal range of these indexes. In addition, the fund does not invest in securities issued by tobacco-producing companies.

Scudder Development Fund. The fund seeks long-term capital appreciation by investing primarily in US companies with the potential for above-average growth. These investments are in equities of companies of any size, mainly common stocks.

Scudder Emerging Markets Growth Fund. The fund seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in emerging market equities (equities traded mainly in emerging markets, or issued by companies that are organized in emerging markets or have more than half of their business there). The fund invests primarily in common stocks. The fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

Scudder Emerging Markets Income Fund. The fund seeks to provide high current income and, secondarily, long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in high-yield bonds and other debt securities issued by governments and corporations in emerging market countries (i.e., the issuer is traded mainly in an emerging market, is organized under the laws of an emerging market country or is a company with more than half of its business in emerging markets), or the return on which is derived primarily from emerging markets. The fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the following: the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities. Historically, the managers have tended to emphasize Latin America, but may also invest in Asia, Africa, the Middle East and Eastern Europe. To help manage risk, the fund invests at least 65% of total assets in US dollar-denominated securities. The fund also does not invest more than 40% of total assets in any one country. The fund may invest up to 20% of net assets in debt securities from developed markets and up to 20% of net assets in US debt securities, including those that are rated below investment-grade.

Scudder Equity 500 Index Fund. The fund is a feeder fund that invests all of its assets in a master portfolio with the same objective as the fund. The fund, through the master portfolio, seeks to replicate, before expenses, the risk and return characteristics of the S&P 500 Index. The fund invests, through the master portfolio, primarily in common stocks of companies that comprise the S&P 500 Index, in approximately the same weightings as the S&P 500 Index. The fund may also invest in derivative instruments, such as stock index futures contracts and options relating to the benchmark. The fund's portfolio management team uses quantitative analysis techniques to structure the fund to obtain a high correlation to the S&P 500 Index, while remaining as fully invested as possible in all market environments. However, the composition of the S&P 500 Index and the fund may occasionally diverge.

Scudder Flag Investors Equity Partners Fund. The fund seeks to achieve long-term growth of capital and, secondarily, current income. The fund seeks to achieve its objectives by investing primarily in a diversified portfolio of common stocks. Under normal circumstances, the fund will invest at least 80% of its assets, valued at the time the security is purchased, in a diversified portfolio of common stocks.

Scudder Flag Investors Value Builder Fund. The fund sees to maximize total return through a combination of long-term growth of capital and current income. The fund seeks to achieve its objective by investing primarily in a portfolio of common stocks and corporate bonds. Under normal market conditions, between 40% and 75% of the fund's assets will be invested in common stocks and at least 25% of the fund's assets will be invested in bonds. In selecting investments for the fund, the fund's investment advisor and subadvisor determine the relative percentages of assets to be invested in common stocks and bonds based on their judgment as to general market and economic conditions, trends in yields and interest rates, and changes in fiscal and monetary policy.

Scudder Flag Investors Communications Fund. The fund seeks to maximize total return. Under normal circumstances, the fund will invest at least 80% of its net assets, at the time the security is purchased, in securities of companies in the communications field. The fund normally focuses on the securities of companies that are engaged in the research, development, manufacture or sale of communications services, technology, equipment or products.

Scudder Fixed Income Fund. The fund seeks a high level of income consistent with the preservation of capital. The fund invests for current income, not capital appreciation. While we seek current income, we cannot offer any assurance of achieving this objective. The fund's objective is not a fundamental policy.

Scudder Global Fund. The fund seeks long-term growth of capital while actively seeking to reduce downside risk as compared with other global growth funds. The fund invests at least 65% of its total assets in US and foreign equities (equities issued by US and foreign-based companies). Most of the fund's equities are common stocks. Although the fund can invest in companies of any size and from any country, it generally focuses on established companies in countries with developed economies. The fund does not invest in securities issued by tobacco-producing companies.

Scudder Global Bond Fund. The fund seeks total return, with an emphasis on current income; capital appreciation is a secondary goal. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of issuers from around the world, including the United States. The fund normally invests at least 65% of total assets in investment-grade bonds. The fund can buy many types of income-producing securities, among them US and foreign government bonds, corporate bonds and mortgage- and asset-backed securities.

Scudder Global Discovery Fund. The fund seeks above-average capital appreciation over the long term. The fund invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the Salomon Brothers Broad Market Index). The fund generally focuses on countries with developed economies (including the US). As of December 31, 2003, companies in which the fund invests typically had a market capitalization of between $500 million and $5 billion.


Scudder GNMA Fund. The fund seeks to produce a high level of income while actively seeking to reduce downside risk compared with other GNMA mutual funds. It does this by investing at least 80% of net assets in "Ginnie Maes": mortgage-backed securities that are issued or guaranteed by the Government National Mortgage Association (GNMA). The fund also invests in US Treasury securities. With both types of securities, the timely payment of interest and principal is guaranteed by the full faith and credit of the US Government. In addition, the fund does not invest in securities issued by tobacco-producing companies.

Scudder Gold and Precious Metals Fund. Under normal circumstances, the fund seeks maximum return (principal change and income) by investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of US and foreign companies engaged in activities related to gold, silver, platinum, diamonds or other precious metals and minerals, and in gold coin and bullion directly. These companies may be involved in activities such as exploration, mining, fabrication, processing and distribution.

Scudder Greater Europe Growth Fund. Under normal circumstances, the fund seeks long-term growth of capital by investing at least 80% of its total assets, plus the amount of any borrowings for investment purposes, in European common stocks and other equities (equities that are traded mainly on European markets or are issued by companies organized under the laws of Europe or do more than half of their business there). Although the fund may invest in equities of any size or European country, it tends to focus on common stocks of multinational companies in industrialized Western and Southern European countries such as France, Italy, Germany, the Netherlands and the United Kingdom.

Scudder Growth and Income Fund. The fund seeks long-term growth of capital, current income and growth of income while actively seeking to reduce downside risk as compared with other growth and income funds. The fund invests at least 65% of total assets in equities, mainly common stocks. Although the fund can invest in companies of any size and from any country, it invests primarily in large US companies. The fund does not invest in securities issued by tobacco-producing companies.

Scudder Health Care Fund. The fund seeks long-term growth of capital by investing, under normal circumstances, at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector. For purposes of the fund's 80% investment policy, companies in the health care sector must commit at least half of their assets to the health care sector, or derive at least half of their revenues or net income from that sector. The industries in the health care sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. The companies may be of any size. The fund will invest in securities of US companies, but may invest in foreign companies as well.

Scudder High Income Opportunity Fund. The fund seeks to provide total return through high current income and capital appreciation. It does this by investing mainly in lower rated, higher yielding corporate bonds, often called junk bonds. Generally, most are from US issuers, but up to 25% of total assets could be in bonds denominated in US dollars or foreign currencies from foreign issuers. To enhance total return, the fund may invest up to 20% of total assets in common stocks and other equities, including, among others, preferred stock, convertible securities and real estate investment trusts (REITs).

Scudder High Income Plus Fund. The fund seeks high current income and, as a secondary objective, capital appreciation. Under normal conditions, the fund invests at least 65% of its total assets in US dollar-denominated, domestic and foreign below investment grade fixed income securities (junk bonds), including those whose issuers are located in countries with new or emerging securities markets. The fund considers an emergency securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade.


Scudder-Dreman High Return Equity Fund. The fund seeks to achieve a high rate of total return. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks). The fund focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2003, the S&P 500 Index had a median market capitalization of $9.03 billion) and that the portfolio managers believe are undervalued. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the fund can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.


Scudder Income Fund. The fund seeks to provide high income while managing its portfolio in a way that is consistent with the prudent investment of shareholders' capital. The fund primarily invests in US dollar-denominated investment grade fixed income securities, including corporate bonds, US government and agency bonds and mortgage- and asset-backed securities. A significant portion of the fund's assets may also be allocated among foreign investment grade fixed income securities, high yield bonds of US and foreign issuers (including high yield bonds of issuers in countries with new or emerging securities markets), or, to maintain liquidity, in cash or money market instruments. The fund normally invests at least 65% of total assets in high grade US bonds (those considered to be in the top three grades of credit quality). The fund may invest up to 25% of its total assets in foreign investment grade bonds (those considered to be in the top four grades of credit quality). These securities may be denominated in either US dollars or foreign currencies and may be either corporate bonds or sovereign debt.

Scudder International Fund. The fund seeks long-term growth of capital by investing at least 65% of its total assets in foreign equities (equities issued by foreign-based companies and listed on foreign exchanges). Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States).

Scudder International Equity Fund. The fund seeks long-term capital appreciation. The fund pursues its investment objective by investing substantially all of its assets in a master portfolio, the International Equity Portfolio ("IEP"), a separate mutual fund which has the same investment objective and policies as the fund. Under normal circumstances, the fund, through the IEP, invests at least 80% of its assets, at the time we purchase the securities, in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. The IEP invests for capital appreciation, not income; any dividend or interest income is incidental to the pursuit of that goal. While we give priority to capital appreciation, we cannot offer any assurance of achieving this goal. The fund's goal is not a fundamental policy.

Scudder International Select Equity Fund. The fund seeks capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics.

Scudder Japanese Equity Fund. The fund seeks high capital appreciation. The fund is a feeder fund in a master/feeder arrangement. The fund pursues its investment objective by investing substantially all of its assets in a master portfolio, the Japanese Equity Portfolio of Scudder Investors Portfolios Trust (the "Portfolio"), a separate mutual fund which has the same investment objective and policies as the fund. Under normal circumstances, the fund, through the Portfolio, seeks to achieve its objective by investing at least 80% of its assets, at the time a security is purchased, in Japanese securities (securities issued by companies organized under the laws of Japan or their affiliates, or by a company that derives more than half of its revenues from Japan). The Portfolio invests primarily in common stocks of companies of any size, including up to 30% of net assets in smaller companies that are traded over-the-counter.

Scudder Large Cap Value Fund. The fund seeks long-term capital appreciation, with current income as a secondary objective. The fund normally invests at least 65% of total assets in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 Value Index (as of December 31, 2003, the Russell 1000 Value Index had a median market capitalization of $3.717 billion and that the portfolio managers believe are undervalued. These are typically companies that have been sound historically but are temporarily out of favor. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector).


Scudder Large Company Growth Fund. The fund seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large US companies that are similar in size to the companies in the Russell 1000 Growth Index (as of October 31, 2003, the Russell 1000 Growth Index had a median market capitalization of $3.73 billion). The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. These investments are in equities, mainly common stocks.

Scudder Large Company Value Fund. The fund seeks maximum long-term capital appreciation through a value-oriented investment approach. It does this by investing, under normal circumstances, at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of large US companies that are similar in size to the companies in the Russell 1000 Value Index (as of October 31, 2003, the Russell 1000 Value Index had a median market capitalization of $3.46 billion) and that portfolio managers believe are undervalued. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

Scudder Latin America Fund. Under normal circumstances, the fund seeks long-term capital appreciation by investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in Latin American common stocks and other equities (equities that are traded mainly on Latin American markets, issued or guaranteed by a Latin American government or issued by a company organized under the laws of a Latin American country or any company with more than half of its business in Latin America). Latin America is defined as Mexico, Central America, South America and the Spanish-speaking islands of the Caribbean. Although the fund may invest in any Latin American country, it expects to invest primarily in common stocks of established companies in Argentina, Brazil, Chile, Colombia, Mexico, Panama and Peru.

Scudder Micro Cap Fund. The fund seeks capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in stocks and other securities with equity characteristics of US micro capitalization companies. For the purposes of this 80% limitation, the micro capitalization equity universe is defined as the bottom 5% of the total domestic equity market capitalization (at the time of investment) using a minimum market capitalization of $10 million. The fund may invest up to 20% of its total assets in the securities of foreign companies that would be considered to be in the bottom 5% in terms of market capitalization in the US equity market (subject to a $10 million market capitalization minimum).

Scudder Mid Cap Growth Fund. The fund seeks long-term capital growth. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in companies with market caps within the market capitalization range of the S&P Mid-Cap 400 Index or securities with equity characteristics that provide exposure to those companies. It may also invest in convertible securities when it is more advantageous than investing in a company's common stock. The managers believe these companies contain the greatest concentration of businesses with significant growth prospects.

Scudder Money Market Series -- Institutional Money Market Shares. The fund seeks as high a level of current income as is consistent with liquidity, preservation of capital and the fund's investment policies. The fund pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements.

Scudder Pacific Opportunities Fund. Under normal circumstances, the fund seeks long-term growth of capital by investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in Pacific Basin common stocks and other equities (equities that are traded mainly on Pacific Basin markets, issued by companies organized under the laws of a Pacific Basin country or issued by any company with more than half of its business in the Pacific Basin). Pacific Basin countries include Australia, the People's Republic of China, India, Indonesia, Malaysia, New Zealand, the Philippines, Sri Lanka, Pakistan and Thailand, as well as Hong Kong, Singapore, South Korea and Taiwan -- the so-called "four tigers." The fund generally intends to focus on common stocks from the region's smaller emerging markets and does not invest in Japan.

Scudder RREEF Real Estate Securities Fund. The fund's investment objective is long-term capital appreciation and current income. The fund invests primarily in real estate securities. Under normal circumstances, the fund intends to keep at least 80% of its net assets, plus the amount of any borrowing for investment purposes (calculated at the time of any investment), invested in equity securities of real estate investment trusts ("REITs") and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

Scudder S&P 500 Index Fund. The fund seeks returns that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The fund is a feeder fund in a master/feeder fund arrangement. The fund pursues its investment objective by investing substantially all of its assets in a master portfolio, the Equity 500 Index Portfolio, which has the same investment objective and is subject to the same investment risks as the fund. Under normal circumstances, the Equity 500 Index Portfolio invests at least 80% of its assets, determined at the time of purchase, in the common stocks of companies that are included in the S&P 500 Index.


Scudder Select 500 Fund. The fund seeks long-term growth and income by investing at least 80% of total assets in common stocks of companies that are included in the Standard & Poor's 500 Index (S&P 500 Index) (as of March 31, 2004, the S&P 500 Index had a median market capitalization of $9.40 billion). The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the S&P 500 Index. The S&P 500 Index is one of the most widely used measures of US equity performance.


Scudder Short-Term Bond Fund. The fund seeks to provide high income while managing its portfolio in a way that is consistent with maintaining a high degree of stability of shareholders' capital. It does this by investing primarily in high quality bonds with short remaining maturities. The fund can buy many types of income-producing securities, among them corporate bonds, mortgage- and asset-backed securities and government securities. Generally, most are from US issuers, but bonds of foreign issuers are permitted. Mortgage- and asset-backed securities may represent a substantial portion of the fund's assets because of their potential to offer high yields while also meeting the fund's quality policies.

Scudder Short Duration Fund. The fund seeks a high level of income consistent with the preservation of capital. The fund invests for current income, not capital appreciation. While we seek current income, we cannot offer any assurance of achieving this objective. The fund's objective is not a fundamental policy.

Scudder Small Cap Growth Fund. The fund seeks long-term capital growth. The fund invests for capital growth, not income; any dividend or interest income is incidental to the pursuit of its goal. While we give priority to capital growth, we cannot offer any assurance of achieving this goal. The fund's goal is not a fundamental policy.

Scudder Small Company Stock Fund. The fund seeks to provide long-term capital growth while actively seeking to reduce downside risk as compared with other small company stock funds. It does this by investing, under normal circumstances, at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of small US companies with potential for above-average long-term capital growth. These companies are similar in size to the companies in the Russell 2000 Index (as of October 31, 2003, the Russell 2000 Index had a median market capitalization of $440.2 million). The fund intends to invest in companies whose market capitalizations fall within the normal range of the Index.

Scudder Small Company Value Fund. The fund seeks long-term growth of capital by investing, under nor-mal circumstances, at least 90% of total assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies. These are companies that are similar in size to those in the Russell 2000 Value Index (as of October 31, 2003, the Russell 2000 Value Index had a median market capitalization of $428 million). The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.


Scudder-Dreman Small Cap Value Fund. The fund seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the fund defines as companies that are similar in market value to those in the Russell 2000 Index (as of December 31, 2003, the Russell 2000 Index had a median market capitalization of $468 million). The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.


Scudder Technology Fund. The fund seeks growth of capital. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of US companies in the technology sector. For purposes of the fund's 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semi-conductors, software, telecom equipment and computers/hardware. The fund may invest in companies of any size.

Scudder Technology Innovation Fund. Under normal circumstances, the fund seeks long-term growth of capital by investing at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the fund's 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector, or derive at least half of their revenues or net income from that sector. The industries in the technology sector include computers (including software, hardware and Internet-related businesses), computer services, telecommunications and semi-conductors. The companies may be of any size. The fund will invest in securities of US companies, but may invest in foreign companies as well.

Scudder 21st Century Growth Fund. The fund seeks long-term growth of capital by investing in common stocks of emerging growth companies that the advisor believes are poised to be leaders in the new century. The fund typically invests at least 80% of total assets in common stocks of companies that are similar in size to those in the Russell 2000 Growth Index (as of September 30, 2003, the Russell 2000 Growth Index had a median market capitalization of $392 million). The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

           INVESTMENT POLICIES AND TECHNIQUES OF THE UNDERLYING FUNDS

Adjustable Rate Securities. The interest rates paid on the adjustable rate securities in which a fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on US Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

The Mortgage-Backed Securities either issued or guaranteed by GNMA, FHLMC or FNMA ("Certificates") are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA's, FHLMC's or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., a fund). The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the US Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage-Backed Securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, they are generally considered to offer minimal credit risks. The yields provided by these Mortgage-Backed Securities have historically exceeded the yields on other types of US Government Securities with comparable maturities in large measure due to the prepayment risk discussed below.

If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments by a fund to exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. Also, a fund's net asset value could vary to the extent that current yields on Mortgage-Backed Securities are different than market yields during interim periods between coupon reset dates.

During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a fund. Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. As with other Mortgage-Backed Securities, interest rate declines may result in accelerated prepayment of mortgages, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

One additional difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgage securities, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a specified, published interest rate index. The amount of interest due to an adjustable rate mortgage security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

Asset-Backed Securities. Asset backed securities may include pools of mortgages ("mortgage-backed securities"), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a fund's total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately, based on the nature of the underlying assets, according to the following categories: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel and capital and mortgage lending. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the funds to dispose of any then existing holdings of such securities.

Asset-Indexed Securities. A fund may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. A fund will only enter into transactions in publicly traded asset-indexed securities. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). A fund may purchase asset-indexed securities to the extent permitted by law.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. A fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although a fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

A fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will a fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of a fund's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund's limitation on investments in illiquid securities.

Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring-plan introduced by former US Secretary of the Treasury, Nicholas
F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in Argentina, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, the Philippines, Poland and Uruguay. Brady Bonds have been issued fairly recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by US Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds, with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative. Approximately $152 billion in Brady Bonds have been issued in Africa, Asia, Eastern Europe, Latin America and the Middle East, with over 90% of these Brady Bonds being denominated in US dollars.

Borrowing. As a matter of fundamental policy, a fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While each fund's Board of Directors/Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the funds' volatility and the risk of loss in a declining market. Borrowing by a fund will involve special risk considerations. Although the principal of a fund's borrowings will be fixed, a fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Collateralized Mortgage Obligations ("CMOs"). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The principal risk of CMOs results from the rate of prepayments on underlying mortgages serving as collateral and from the structure of the deal. An increase or decrease in prepayment rates will affect the yield, average life and price of CMOs.

Commercial Paper. Subject to its investment objectives and policies, a fund may invest in commercial paper issued by major corporations under the 1933 Act in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A fund also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by a fund's Board, if a particular investment in
Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of a fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)).

Correlation of Gold and Gold Securities. The underlying fund's advisor believes that the value of the securities of firms that deal in gold will correspond generally, over time, with the prices of the underlying metal. At any given time, however, changes in the price of gold may not strongly correlate with changes in the value of securities related to gold, which are expected to constitute the principal part of a fund's assets. In fact, there may be periods in which the price of gold stocks and gold will move in different directions. The reason for this potential disparity is that political and economic factors, including behavior of the stock market, may have differing impacts on gold versus gold stocks.

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer-term bonds are, however, generally more volatile than bonds with shorter maturities.

Depositary Receipts. A fund may invest in sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global
Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a fund's investment policies, a fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.

A fund will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions.

Dollar rolls may be treated for purposes of the 1940 Act, as borrowings of a fund because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, thereby effectively charging a fund interest on its borrowing. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a fund's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Equities as a result of workouts. A fund may hold equity securities received in an exchange or workout of distressed lower-rated debt securities. A distressed security is a security that is in default or in risk of being in default.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

Foreign Currencies. Because investments in foreign securities will usually involve currencies of foreign countries, and because a fund may hold foreign currencies and forward foreign currency exchange contracts ("forward contracts"), futures contracts and options on futures contracts on foreign currencies, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs in connection with conversions between various currencies.

The strength or weakness of the US dollar against these currencies is responsible for part of a fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock in yen remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts (or options thereon) to purchase or sell foreign currencies. (See "Strategic Transactions and Derivatives" below.)

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a fund will invest in foreign fixed income securities based on the underlying funds' advisor's analysis without relying on published ratings. Since such investments will be based upon the underlying funds' advisor's analysis rather than upon published ratings, achievement of a fund's goals may depend more upon the abilities of the underlying funds' advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a fund, and thus the net asset value of a fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a fund's investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a fund's investments in foreign fixed income securities, and the extent to which a fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a fund. Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Foreign Investment. While a fund offers the potential for substantial appreciation over time, it also involves above-average investment risk in comparison to a mutual fund investing in a broad range of US equity securities. A fund is designed as a long-term investment and not for short-term trading purposes. A fund should not be considered a complete investment program, although it could serve as a core international holding for an individual's portfolio. A fund's net asset value, or price, can fluctuate significantly with changes in stock market levels, political developments, movements in currencies, global investment flows and other factors.

Foreign Securities. Investments in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, Inc. (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets is less than in the US and at times, volatility of price can be greater than in the US. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to a fund due to subsequent declines in value of the portfolio security or, if a fund has entered into a contract to sell the security, could result in a possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on US exchanges, although a fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, a fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the US. It may be more difficult for a fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a fund seeks to mitigate the risks associated with the foregoing considerations through diversification and continuous professional management.

Gold or Precious Metals Custody. Gold and other precious metals held by or on behalf of a fund may be held on either an allocated or an unallocated basis inside or outside the US Placing gold or precious metals in an allocated custody account gives the fund a direct interest in specified gold bars or precious metals, whereas an unallocated deposit does not and instead gives the Fund a right only to compel the counterparty to deliver a specific amount of gold or precious metals, as applicable. Consequently, a fund could experience a loss if the counterparty to an unallocated deposit arrangement becomes bankrupt or fails to deliver the gold or precious metals as requested. An allocated gold or precious metals custody account also involves the risk that the gold or precious metals will be stolen or damaged while in transit. Both allocated and unallocated arrangements require a fund as seller to deliver, either by book entry or physically, the gold or precious metals sold in advance of the receipt of payment.

High Yield/High Risk Bonds. A fund may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the underlying fund's advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A fund may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a fund's ability to dispose of particular issues and may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the underlying fund's advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a fund's investment objective by investment in such securities may be more dependent on the underlying fund's advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the underlying funds' advisor will determine whether it is in the best interests of a fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

A portion of the junk bonds acquired by a fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances a fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable a fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a fund's portfolio as the fund's assets increase (and thus have a more limited effect on the fund's performance).

Illiquid Securities and Restricted Securities. A fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

Each fund's Board has approved guidelines for use by its advisor in determining whether a security is liquid or illiquid. Among the factors an advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an "underwriter" for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund's decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell.

Indexed Securities. A fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which a fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

Interfund Borrowing and Lending Program. Each fund has received exemptive relief from the Securities and Exchange Commission (the "SEC"), which permits the funds to participate in an interfund-lending program among certain investment companies advised by the Advisor. The interfund-lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the funds are actually engaged in borrowing through the interfund lending program, such borrowings will comply with each fund's non-fundamental policies.

Inverse Floaters. A fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. A fund could lose money and its NAV could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.

Investing in Emerging Markets. A fund's investments in foreign securities may be in developed countries or in countries considered by a fund's advisor to have developing or "emerging" markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than US securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the US

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a fund due to subsequent declines in value of the portfolio security or, if a fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in US securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a fund of any restrictions on investments.

In the course of investment in emerging markets, a fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While a fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a fund to suffer a loss of value in respect of the securities in a fund's portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund's securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a fund's identification of such condition until the date of the SEC action, a fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund's Board.

Volume and liquidity in most foreign markets are less than in the US, and securities of many foreign companies are less liquid and more volatile than securities of comparable US companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on US exchanges, although a fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the US Mail service between the US and foreign countries may be slower or less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

A fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a fund defaults, a fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which a fund makes its investments. A fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to a fund or to entities in which a fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect a fund's assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Investing in Latin America. Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, a fund could lose its entire investment in any such country.

The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the US Disclosure and regulatory standards are in many respects less stringent than US standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers compared to volume of trading in the securities of US issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

Some Latin American countries also may have managed currencies, which are not free floating against the US dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the US dollar. Any devaluations in the currencies in which fund investments are denominated may have a detrimental impact on a fund's net asset value.

The economies of individual Latin American countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on an economy, although some have begun to control inflation in recent years through prudent economic policies. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to a fund at a higher rate than those imposed by other foreign countries. This may reduce a fund's investment income available for distribution to shareholders.

Investing in the Pacific Basin. Economies of individual Pacific Basin countries may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, interest rate levels, and balance of payments position. Of particular importance, most of the economies in this region of the world are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in the Pacific Basin.

With respect to the Peoples Republic of China and other markets in which a fund may participate, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments that could adversely impact a Pacific Basin country including a fund's investment in the debt of that country.

Foreign companies, including Pacific Basin companies, are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to US companies. Consequently, there may be less publicly available information about such companies than about US companies. Moreover, there is generally less government supervision and regulation in the Pacific Basin than in the US.

Investing in Europe. Most Eastern European nations, including Hungary, Poland, Czechoslovakia, and Romania, have had centrally planned, socialist economies since shortly after World War II. A number of their governments, including those of Hungary, the Czech Republic, and Poland, are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and move toward free market economies. At present, no Eastern European country has a developed stock market, but Poland, Hungary, and the Czech Republic have small securities markets in operation. Ethnic and civil conflict currently rage through the former Yugoslavia. The outcome is uncertain.

Both the European Community (the "EC") and Japan, among others, have made overtures to establish trading arrangements and assist in the economic development of the Eastern European nations. A great deal of interest also surrounds opportunities created by the reunification of East and West Germany. Following reunification, the Federal Republic of Germany has remained a firm and reliable member of the EC and numerous other international alliances and organizations. To reduce inflation caused by the unification of East and West Germany, Germany has adopted a tight monetary policy which has led to weakened exports and a reduced domestic demand for goods and services. However, in the long-term, reunification could prove to be an engine for domestic and international growth.

The conditions that have given rise to these developments are changeable, and there is no assurance that reforms will continue or that their goals will be achieved.

Portugal is a genuinely emerging market which has experienced rapid growth since the mid-1980s, except for a brief period of stagnation over 1990-91. Portugal's government remains committed to privatization of the financial system away from one dependent upon the banking system to a more balanced structure appropriate for the requirements of a modern economy. Inflation continues to be about three times the EC average.

Economic reforms launched in the 1980s continue to benefit Turkey in the 1990s. Turkey's economy has grown steadily since the early 1980s, with real growth in per capita Gross Domestic Product (the "GDP") increasing more than 6% annually. Agriculture remains the most important economic sector, employing approximately 55% of the labor force, and accounting for nearly 20% of GDP and 20% of exports. Inflation and interest rates remain high, and a large budget deficit will continue to cause difficulties in Turkey's substantial transformation to a dynamic free market economy.

Like many other Western economies, Greece suffered severely from the global oil price hikes of the 1970s, with annual GDP growth plunging from 8% to 2% in the 1980s, and inflation, unemployment, and budget deficits rising sharply. The fall of the socialist government in 1989 and the inability of the conservative opposition to obtain a clear majority have led to business uncertainty and the continued prospects for flat economic performance. Once Greece has sorted out its political situation, it will have to face the challenges posed by the steadily increasing integration of the EC, including the progressive lowering of trade and investment barriers. Tourism continues as a major industry, providing a vital offset to a sizable commodity trade deficit.

Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries had expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that a fund's investments in Eastern Europe would not also be expropriated, nationalized or otherwise confiscated. Finally, any change in leadership or policies of Eastern European countries, or countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Investing in Africa. Africa is a continent of roughly 50 countries with a total population of approximately 840 million people. Literacy rates (the percentage of people who are over 15 years of age and who can read and write) are relatively low, ranging from 20% to 60%. The primary industries include crude oil, natural gas, manganese ore, phosphate, bauxite, copper, iron, diamond, cotton, coffee, cocoa, timber, tobacco, sugar, tourism, and cattle.

Many African countries are fraught with political instability. However, there has been a trend in recent years toward democratization. Many countries are moving from a military style, Marxist, or single party government to a multi-party system. Still, there remain many countries that do not have a stable political process. Other countries have been enmeshed in civil wars and border clashes.

Economically, the Northern Rim countries (including Morocco, Egypt, and Algeria) and Nigeria, Zimbabwe and South Africa are the wealthier countries on the continent. The market capitalization of these countries has been growing recently as more international companies invest in Africa and as local companies start to list on the exchanges. However, religious and ethnic strife has been a significant source of instability.

On the other end of the economic spectrum are countries, such as Burkinafaso, Madagascar, and Malawi, that are considered to be among the poorest or least developed in the world. These countries are generally landlocked or have poor natural resources. The economies of many African countries are heavily dependent on international oil prices. Of all the African industries, oil has been the most lucrative, accounting for 40% to 60% of many countries' GDP. However, general decline in oil prices has had an adverse impact on many economies.

Investing in Eastern Europe. Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict a fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the countries of the former Soviet Union.

Investments in such countries involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of East European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in East European countries. Finally, even though certain East European currencies may be convertible into US dollars, the conversion rates may be artificial to the actual market values and may be adverse to a fund.

Investment Company Securities. A fund may acquire securities of other investment companies to the extent consistent with its investment objective and the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment-Grade Bonds. When the Advisor believes that it is appropriate to do so in order to achieve a fund's objectives, a fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

Investment of Uninvested Cash Balances. A fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, a fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which the underlying fund's advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of
Section 12(d)(1) of the 1940 Act. Investment by a fund in shares of the Central Funds will be in accordance with a fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a fund's ability to manage Uninvested Cash.

A fund will invest Uninvested Cash in Central Funds only to the extent that a fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Loan Participations and Assignments. A fund may invest in fixed- and floating-rate loans ("Loans") arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("Lenders"). A fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of portions of Loans ("Assignments") from third parties. Participations typically will result in a fund having a contractual relationship only with the Lender and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A fund will acquire Participations only if the Lender interpositioned between a fund and the borrower is determined by the Advisor to be creditworthy.

When a fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning Lender.

A fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, a fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on a fund's ability to dispose of particular Assignments or Participations when necessary to meet a fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations may also make it more difficult for a fund to assign a value to those securities for purposes of valuing a fund's portfolio and calculating its net asset value.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Pursuant to Rule 2a-7 of the 1940 Act, money market funds effect sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under that Rule, a fund's Board has approved policies established by a fund's Advisor reasonably calculated to prevent a fund's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and a fund's Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a fund's portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by a fund are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as "first tier securities." Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as "second tier securities." To ensure diversity of a fund's investments, a fund will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. A fund may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although a fund may not make more than one such investment at any time during such period. A fund may not invest more than 5% of its total assets in securities which were second tier securities when acquired by a fund. Further, a fund may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by a fund.

The assets of a fund consist entirely of cash items and investments having a stated maturity date of 397 calendar days or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the obligation). The term "Government securities," as used herein, means securities issued or guaranteed as to principal or interest by the US Government, its agencies or instrumentalities. The portfolio of a fund will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of a fund will vary according to the management's appraisal of money market conditions. A fund will invest only in securities determined by or under the direction of the Board to be of high quality with minimal credit risks.

Micro-Cap Companies. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Mining and Exploration. The business of gold mining by its nature involves significant risks and hazards, including environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and natural acts. The occurrence of any of these hazards can delay production, increase production costs and result in liability to the operator of the mines. A mining operation may become subject to liability for pollution or other hazards against which it has not insured or cannot insure, including those in respect of past mining activities for which it was not responsible.

Exploration for gold and other precious metals is speculative in nature, involves many risks and frequently is unsuccessful. There can be no assurance that any mineralisation discovered will result in an increase in the proven and probable reserves of a mining operation. If reserves are developed, it can take a number of years from the initial phases of drilling and identification of mineralisation until production is possible, during which time the economic feasibility of production may change. Substantial expenditures are required to establish ore reserves properties and to construct mining and processing facilities. As a result of these uncertainties, no assurance can be given that the exploration programs undertaken by a particular mining operation will actually result in any new commercial mining.

Mortgage-Backed Securities and Mortgage Pass-Through Securities. Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose a fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a fund, the prepayment right will tend to limit to some degree the increase in net asset value of a fund because the value of the mortgage-backed securities held by a fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a fund's shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned US Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the US Government) include Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the US Government.

FHLMC is a corporate instrumentality of the US Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the underlying fund's advisor determines that the securities meet a fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Other Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile ReceivablesSM ("CARSSM"). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the 1933 Act may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a fund to dispose of any then-existing holdings of such securities.

Participation Interests. A fund may purchase from financial institutions participation interests in securities in which the fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that the fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the underlying fund's advisor to be of comparable quality to those instruments in which a fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of a fund's participation interests in the security, plus accrued interest. As to these instruments, the fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Precious Metals. The Gold and Precious Metals Fund "concentrates" (for the purposes of the 1940 Act) its assets in securities related to gold and gold bullion and coins, which means that as a matter of fundamental policy, at all times, the fund invests at least 25% of total assets in securities related to gold and in gold directly. As a result, the fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives. In addition, when market conditions warrant, the fund reserves the freedom to concentrate its assets in securities related to other precious metals and in those metals directly. The fund may invest up to 25% of its assets in wholly-owned subsidiaries of the corporation which invest in gold, silver, platinum and palladium bullion and in gold and silver coins. The subsidiaries will incur expenses for the storage and insurance of precious metals purchased. However, the subsidiaries may realize capital gains from the sale of metals and may pay distributions to the fund from such gains. Currently, Scudder Precious Metals, Inc. is the Corporation's only subsidiary. Investments in precious metals and in precious metals-related securities and companies involve a relatively high degree of risk. Prices of gold and other precious metals can be influenced by a variety of global economic, financial and political factors and may fluctuate markedly over short periods of time. Among other things, precious metals values can be affected by changes in inflation, investment speculation, metal sales by governments or central banks, changes in industrial and commercial demand, and any governmental restrictions on private ownership of gold or other precious metals.

Real Estate Investment Trusts ("REITs"). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 (the "Code"), as amended, and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by a fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the

Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, a fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. A fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. A fund maintains a segregated account in connection with outstanding reverse repurchase agreements. A fund will enter into reverse repurchase agreements only when the advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of fund assets and its yield and may be viewed as a form of leverage.

Securities Backed by Guarantees. The portfolio may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund's ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a portfolio and affect its share price.

Securities with Put Rights. A fund may enter into put transactions with respect to obligations held in its portfolio with broker/dealers pursuant to a rule under the 1940 Act, and with commercial banks.

The right of a fund to exercise a put is unconditional and unqualified. A put is not transferable by a fund, although a fund may sell the underlying securities to a third party at any time. If necessary and advisable, a fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities). A fund expects, however, that puts generally will be available without the payment of any direct or indirect consideration.

A fund may enter into puts only with banks or broker/dealers that, in the opinion of the advisor, present minimal credit risks. The ability of a fund to exercise a put will depend on the ability of the bank or broker/dealer to pay for the underlying securities at the time the put is exercised. In the event that a bank or broker/dealer should default on its obligation to repurchase an underlying security, a fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

A fund intends to enter into puts solely to maintain liquidity and does not intend to exercise its rights thereunder for trading purposes. The puts will only be for periods of substantially less than the life of the underlying security. The acquisition of a put will not affect the valuation by a fund of the underlying security. The actual put will be valued at zero in determining net asset value of a fund. Where a fund pays directly or indirectly for a put, its cost will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put. The maturity of an obligation purchased by a fund will not be considered shortened by any put to which such obligation is subject.

Short Sales Against the Box. A fund may make short sales of common stocks if, at all times when a short position is open, a fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. A fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a fund may enter into short sales against the box.

Small Companies. The advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

Synthetic Investments. In certain circumstances, a fund may wish to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the security is illiquid, or is unavailable for direct investment or available only on less attractive terms. In such circumstances, a fund may invest in synthetic or derivative alternative investments ("Synthetic Investments") that are based upon or otherwise relate to the economic performance of the underlying securities. Synthetic Investments may include swap transactions, notes or units with variable redemption amounts, and other similar instruments and contracts. Synthetic Investments typically do not represent beneficial ownership of the underlying security, usually are not collateralized or otherwise secured by the counterparty and may or may not have any credit enhancements attached to them. Accordingly, Synthetic Investments involve exposure not only to the creditworthiness of the issuer of the underlying security, changes in exchange rates and future governmental actions taken by the jurisdiction in which the underlying security is issued, but also to the creditworthiness and legal standing of the counterparties involved. In addition, Synthetic Investments typically are illiquid.

Third Party Puts. A fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to a fund will be that of holding such a long-term bond and the weighted average maturity of a fund's portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a fund, a fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the advisor seeks to manage a fund's portfolio in a manner designed to minimize any adverse impact from these investments.

Trust Preferred Securities. A fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the "Special Trust"), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to the Fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount ("OID") obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a fund, would be required to accrue daily for Federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether a fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the 1933 Act, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a fund, to sell their holdings.

US   Government   Securities.   There   are   two   broad   categories   of   US
Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government Securities in a fund's portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain
Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a fund's average portfolio maturity. As a result, a fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.

When-Issued Securities. A fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a fund to the issuer and no interest accrues to a fund. When a fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a fund are held in cash pending the settlement of a purchase of securities, a fund would earn no income. While such securities may be sold prior to the settlement date, a fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Zero Coupon Securities. A fund may invest in zero coupon securities, which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include municipal securities, securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm, from the underlying principal (the "corpus") of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS(TM)") and Certificate of Accrual on Treasuries ("CATS(TM)"). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as a fund, most likely will be deemed the beneficial holder of the underlying US Government securities. A fund intends to adhere to the current SEC staff position that privately stripped obligations should not be considered US Government securities for the purpose of determining if a fund is "diversified" under the 1940 Act.

The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program, as established by the Treasury Department, is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury  obligations  have been  stripped of their  unmatured  interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells.

Strategic Transactions and Derivatives

A fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in a fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, certain Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. A fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a fund, and a fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a fund to require the Counterparty to sell the option back to a fund at a formula price within seven days. A fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of a fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a fund's income. The sale of put options can also provide income.

A fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be "covered" (i.e., a fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help protect it against loss, a call sold by a fund exposes a fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a fund to hold a security or instrument which it might otherwise have sold.

A fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A fund will not sell put options if, as a result, more than 50% of a fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A fund may enter into futures contracts or purchase or sell put and call options on such futures as hedges against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

A fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

A fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. A fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the underlying fund's advisor.

A fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or in which a fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund's portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a fund's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark, the fund holds securities denominated in schillings, and the Advisor believes that the value of schillings will decline against the US dollar, the Advisor may enter into a commitment or option to sell deutschemarks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, a fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Eurodollar Instruments. A fund may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a fund anticipates purchasing at a later date. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a fund may be obligated to pay. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the fund will require a fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires a fund to segregate cash or liquid assets equal to the exercise price.

Except when a fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a fund to buy or sell currency will generally require a fund to hold an amount of that currency or liquid assets denominated in that currency equal to a fund's obligations or to segregate cash or liquid assets equal to the amount of a fund's obligation.

OTC options entered into by a fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a fund's net obligation, if any.

Strategic  Transactions  may be covered  by other  means  when  consistent  with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a fund. Moreover, instead of segregating cash or liquid assets if a fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

                          MANAGEMENT OF THE PORTFOLIOS

Investment Advisor


Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for each Portfolio. Under the supervision of the Board of Trustees of the Portfolios, DeIM, with headquarters at 345 Park Avenue, New York, New York 10154, makes the

Portfolios' investment decisions, buys and sells securities for the Portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds, and DeIM provides a full range of investment advisory services to institutional and retail clients. The Advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, DeAM, Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, together with its predecessors, is one of the most experienced investment counsel firms in the US. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928, it introduced the first no-load mutual fund to the public. In 1953, Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm to DeIM reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

The Advisor manages each Portfolio's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees.

Pursuant to the present investment management agreements (the "Agreements") with each Portfolio, the Advisor acts as each Portfolio's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

The principal source of the Advisor's income is professional fees received from providing continuous investment advice. Today it provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world researching hundreds of companies. In selecting securities in which a Portfolio may invest, the conclusions and investment decisions of the Advisor with respect to a Portfolio are based primarily on the analyses of its own research department.

In certain cases, the investments for a Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Portfolio is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Portfolio can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Portfolio.


The current Agreements, each dated April 5, 2002, were last approved by the Trustees on August 9, 2004. Each Agreement continues in effect until September 30, 2005 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Portfolio.


Each Portfolio does not directly bear any management fees but, effective upon the termination of the Administrative Agreements (see "Administrative Agreements" below), will directly bear other fees and expenses. In addition, shareholders of the Trust indirectly bear their pro rata share of the cost of operating the Underlying Scudder Funds in which the Trust invests in its capacity as a shareholder of the Underlying Scudder Funds.

The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of their assignment.

Under each  Agreement,  the  Advisor  regularly  provides  each  Portfolio  with continuing investment management consistent with each Portfolio's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Portfolio's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the 1940 Act, the Code and to each Portfolio's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Portfolio.

Under each Portfolio's Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Portfolio's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Portfolio (such as each Portfolio's transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Portfolio's federal, state and local tax returns; preparing and filing each Portfolio's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Portfolio under applicable federal and state securities laws; maintaining each Portfolio's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Portfolio; assisting in the resolution of accounting and legal issues; establishing and monitoring each Portfolio's operating budget; processing the payment of each Portfolio's bills; assisting each Portfolio in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Portfolio in the conduct of its business, subject to the direction and control of the Trustees.

Pursuant to a sub-administrator agreement between the Advisor and State Street Bank and Trust Company, ("SSB") the Advisor has delegated certain administrative functions to SSB under the investment management agreements. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolios.

None of the officers or Trustees of the Trust may have dealings with a Portfolio as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Portfolio.

Each Portfolio is managed by a team of investment professionals, each of whom plays an important role in the Portfolio's management process. Team members work together to develop investment strategies and select securities for a Portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor and its affiliates believe that this team approach benefits investors by bringing together many disciplines and leveraging the Advisor's extensive resources. Team members with primary responsibility for management of the Portfolios, as well as team members who have other ongoing management responsibilities for each Portfolio, are identified in each Portfolio's prospectus, as of the date of that prospectus. Composition of the team may change over time, and shareholders and investors will be notified of changes affecting individuals with primary Portfolio management responsibility.

Under its Agreement, each Portfolio is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of a Portfolio who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Portfolio may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Portfolio. A Portfolio is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Portfolio with respect thereto.

Each Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Investments" and "Scudder, Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Trust, with respect to a Portfolio, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust's investment products and services. The term "Scudder Investments" is the designation given to the services provided by DeIM and its affiliates to the Scudder Mutual Funds.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not "Interested Persons" of the Advisor are represented by independent counsel at the Portfolios' expense.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Portfolios' custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Portfolio relationships.

Board Considerations in Connection with Annual Renewal of Investment Management Agreements

The Portfolios' Trustees approved the continuation of the Portfolios' current investment management agreements with Deutsche Investment Management ("DeIM"), your Portfolio's adviser, in August 2004. The Trustees believe it is important and useful for Portfolio shareholders to understand some of the reasons why these contracts were approved for another year and how they go about considering it.

In terms of the process the Trustees followed prior to approving each contract, shareholders should know that:

* At present time, all of your Portfolio's Trustees -- including the chairman of the board -- are independent of DeIM and its affiliates.

* The Trustees meet frequently to discuss portfolio matters. In 2003, the Trustees conducted 34 meetings (spanning 19 different days) to deal with portfolio issues (including regular and special board and committee meetings). Each year, the Trustees dedicate part or all of several meetings to contract review matters.

* The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The Trustees do not believe that the investment management contracts for the Portfolios should be "put out to bid" or changed without a compelling reason. DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed each Portfolio since its inception, and the Trustees believe that a long-term relationship with a capable, conscientious adviser is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

In addition to DeIM's research and investment capabilities, the Trustees considered other aspects of DeIM's qualifications, including its services to Portfolio shareholders. DeIM and its affiliates have maintained an excellent service record, and have achieved many 5-star rankings by National Quality Review in important service categories. The investment performance for many Portfolios continues to be strong relative to other similar funds, and the Trustees are satisfied that DeIM is committed to addressing individual portfolio performance issues when they arise.

Shareholders may focus only on portfolio performance and fees, but the Portfolios' Trustees consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, portfolio valuations, and compliance policies and procedures. DeIM has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars", even when not obligated to do so by law or regulation.

In determining to approve the continuation of each Portfolio's investment management agreement, the Trustees considered this and other information and factors that they believed relevant to the interest of Portfolio shareholders, including: investment management fees, expense ratios and asset sizes of the Portfolio itself and relative to appropriate peer groups, including DeIM's agreement to cap portfolio expenses at specified levels through September 30, 2005; advisory fee rates charged by DeIM to its institutional clients; the nature, quality and extent of services provided by DeIM to the Portfolio; investment performance, both of the Portfolio itself and relative to appropriate peer groups and market indices; DeIM's profitability from managing the Portfolio and other mutual funds (before marketing expenses paid by DeIM); the extent to which economies of scale would be realized as the Portfolio grows; and possible financial and other benefits to DeIM from serving as investment adviser and from affiliates of DeIM providing various services to the Portfolio (including research services available to DeIM by reason of brokerage business generated by the Portfolio).

The Trustees requested and received extensive information from DeIM in connection with their review of these and other factors. At the conclusion of this process, the Trustees determined that continuing each Portfolio's investment management agreement with DeIM was in the best interest of Portfolio shareholders.




Administrative Agreements


Effective September 25, 2000 through March 31, 2004, each Portfolio operated under an administrative services agreement with the Advisor (the "Administrative Agreements") pursuant to which the Advisor provided or paid others to provide substantially all of the administrative services necessary to operate the Portfolios, without charge to the Portfolios. Effective April 1, 2004, the Administrative Agreement was terminated and each Portfolio will now directly bear the fees and expenses of the Portfolio, subject to the Advisor's contractual obligation to waive fees and reimburse expenses to maintain each Portfolio's operating expenses at a specified level, as disclosed in the relevant Portfolio's prospectus. Each Portfolio will continue to indirectly bear the Portfolio's proportionate share of fees and expenses incurred by the Underlying Scudder Funds in which each Portfolio is invested.


Fees and Expenses of Underlying Funds

As noted above, the Portfolios will bear their pro rata share of the Underlying Scudder Funds' fees and expenses. In addition, certain Underlying Scudder Funds impose a fee upon the redemption or exchange of shares held for less than one year. The fees, which range between 1% and 2% of the net asset value of the shares being redeemed or exchanged, are assessed and retained by the Underlying Scudder Funds for the benefit of the remaining shareholders. The fee is intended to encourage long-term investment in the Underlying Scudder Fund. The fee is not a deferred sales charge, is not a commission paid to the Advisor or its subsidiary and does not benefit the Advisor in any way. Each such Underlying Fund reserves the right to modify the terms of or terminate this fee at any time. As a shareholder of such Underlying Scudder Funds, the Portfolios will be subject to such fees. Under normal market conditions, the Portfolios will seek to avoid taking action that would result in the imposition of such a fee. However, in the event that a fee is incurred, the net assets of the Portfolio would be reduced by the amount of such fees that are assessed and retained by the Underlying Scudder Funds for the benefit of their shareholders.

The management fees and total operating expenses of the Underlying Scudder Funds during their most recent fiscal year are described in the following table. Reimbursement and/or waiver arrangements applicable to certain Underlying Scudder Funds caused the net fees and/or expenses for those funds to be lower than the values below.

                                                                                                    Management
Name of Fund                                          Fiscal Year End     Total Expenses(1)          Fees (%)
------------                                          ---------------     --------------             --------


Scudder Aggressive Growth Fund                             9/30                  0.95                  0.70
Scudder Balanced Fund                                      12/31                 0.82                  0.47
Scudder Blue Chip Fund                                     10/31                 0.74                  0.56
Scudder Cash Investment Trust                              5/31                  0.72                  0.44
Scudder Capital Growth Fund                                9/30                  0.87                  0.58
Scudder Development Fund                                   7/31                  1.51                  0.85
Scudder Emerging Markets Growth Fund                       10/31                 1.77                  1.25
Scudder Emerging Markets Income Fund                       10/31                 1.40                  1.00



                                       50

                                                                                                    Management
Name of Fund                                          Fiscal Year End     Total Expenses(1)          Fees (%)
------------                                          ---------------     --------------             --------

Scudder Equity 500 Index Fund                              12/31                 0.10                  0.05
Scudder Flag Investors Equity Partners Fund                5/31                  0.99                  0.83
Scudder Flag Investors Value Builder Fund                  3/31                  0.90                  0.75
Scudder Flag Investors Communications Fund                 12/31                 1.15                  0.89
Scudder Fixed Income Fund                                  10/31                 0.55                  0.40
Scudder Global Fund                                        8/31                  1.38                  0.98
Scudder Global Bond Fund                                   10/31                 1.31                  0.75
Scudder Global Discovery Fund                              10/31                 1.51                  1.10
Scudder GNMA Fund                                          9/30                  0.57                  0.40
Scudder Gold and Precious Metals Fund                      10/31                 1.22                  1.00
Scudder Greater Europe Growth Fund                         10/31                 1.47                  1.00
Scudder Growth and Income Fund                             12/31                 0.60                  0.45
Scudder Health Care Fund                                   5/31                  1.23                  0.85
Scudder High Income Opportunity Fund                       1/31                  1.04                  0.60
Scudder High Income Plus Fund                              10/31                 0.65                  0.50
Scudder-Dreman High Return Equity Fund                     11/30                 0.81                  0.70
Scudder Income Fund                                        1/31                  0.71                  0.53
Scudder International Fund                                 8/31                  0.88                  0.68
Scudder International Equity Fund                          10/31                 0.95                  0.65
Scudder International Select Equity Fund                   10/31                 1.08                  0.70
Scudder Japanese Equity Fund                               8/31                  1.15                  0.85
Scudder Large Cap Value Fund                               11/30                 0.92                  0.75
Scudder Large Company Growth                               7/31                  1.06                  0.70
Scudder Large Company Value Fund                           7/31                  0.74                  0.60
Scudder Latin America Fund                                 10/31                 1.76                  1.25
Scudder Micro Cap Fund                                     9/30                  1.49                  1.50
Scudder Mid Cap Growth Fund                                9/30                  1.00                  0.65
Scudder Money Market Series -- Institutional Shares         5/31                  0.15                  0.25
Scudder Pacific Opportunities Fund                         10/31                 1.76                  0.85
Scudder RREEF Real Estate Securities Fund                  12/31                 0.63                  0.53
Scudder S&P 500 Index Fund                                 12/31                 0.46                  0.05
Scudder Select 500 Fund                                    2/28                  1.02                  0.50
Scudder Short-Term Bond Fund                               12/31                 0.75                  0.45
Scudder Short Duration Fund                                10/31                 0.55                  0.40
Scudder Small Cap Fund                                     9/30                  1.25                  0.65
Scudder Small Company Stock Fund                           9/30                  1.51                  0.75
Scudder Small Company Value Fund                           7/31                  1.51                  0.75
Scudder-Dreman Small Cap Value Fund                        11/30                 0.90                  0.74
Scudder Technology Fund                                    10/31                 0.89                  0.55
Scudder Technology Innovation Fund                         5/31                  1.55                  0.85
Scudder 21st  Century Growth Fund                          7/31                  1.51                  0.75


(1) Expenses have been restated to reflect termination of the Administrative Services Agreement with each of the relevant Underlying Funds. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to implement contractual waivers on all or a portion of each fund's management fee and reimburse or pay certain operating expenses of each fund at certain established levels.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of a Portfolio that may have different distribution arrangements or expenses, which may affect performance.

The term Scudder Investments is the designation given to the services provided by the Advisor and its affiliates to the Scudder Family of Funds.

AMA InvestmentLink(SM) Program

Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Codes of Ethics

The Portfolios, the Advisor and the Portfolios' principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Portfolios, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Portfolios. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                           PORTFOLIO SERVICE PROVIDERS

Principal Underwriter and Administrator


Pursuant to an Underwriting and Distribution Services Agreement ("Distribution Agreement"), Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter, distributor and administrator for the Class A, Class B and Class C shares of each Portfolio and acts as agent of each Portfolio in the continuous offering of its shares. The Distribution Agreement for each Portfolio, dated April 5, 2002, was last approved by the Trustees on August 9, 2004.


The Distribution Agreement initially remained in effect until September 30, 2002 and continues in effect from year to year thereafter so long as such continuance is approved for each class at least annually by a vote of the Board of Trustees of each Portfolio, including the Trustees who are not interested persons of each Portfolio and who have no direct or indirect financial interest in the Agreement. Each Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by each Portfolio or by SDI upon 60 days' notice. Termination by each Portfolio with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of each Portfolio and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a "majority of the outstanding voting securities" of the class of each Portfolio, as defined under the 1940 Act. All material amendments must be approved by the Board of Trustees in the manner described above with respect to the continuation of the Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class-by-class basis.

SDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. The Portfolio pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs. As indicated under "Purchase of Shares," SDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Portfolios' shares. SDI receives no compensation from the Portfolios as principal underwriter for Class A shares. SDI receives compensation from the Portfolios as principal underwriter for Class B and Class C shares.

Shareholder and administrative services are provided to each Portfolio on behalf of Class A, Class B and Class C shareholders under a Shareholder Services Agreement (the "Services Agreement") with SDI. The Services Agreement continues in effect from year to year so long as such continuance is approved for the Portfolio at least annually by a vote of the Board of the applicable Portfolio, including the Board members who are not interested persons of the Portfolio and who have no direct or indirect financial interest in the Services Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Portfolio or by SDI upon 60 days' notice. Termination with respect to the Class A, B or C shares of a Portfolio may be by a vote of (i) the majority of the Board members of the Portfolio who are not interested persons of the Portfolio and who have no direct or indirect financial interest in the Services Agreement, or (ii) a "majority of the outstanding voting securities" of the Class A, B or C shares, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Portfolio without approval of a majority of the outstanding voting securities of such class of the Portfolio, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, SDI may provide or appoint various broker-dealer firms and other service or administrative firms ("firms") to provide information and services to investors in a Portfolio. Typically, SDI appoints firms that provide services and facilities for their customers or clients who are investors in a Portfolio. Firms appointed by SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Portfolio, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

SDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under "Rule 12b-1 Plans," below, SDI receives compensation from the Portfolios for its services under the Services Agreement.

Rule 12b-1 Plans

Each Portfolio has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a "Rule 12b-1 Plan") that provides for fees payable as an expense of the Class B shares and Class C shares that are used by SDI to pay for distribution services for those classes. Pursuant to each Rule 12b-1 Plan, shareholder and administrative services are provided to the applicable Portfolio on behalf of its Class A, B and C shareholders under each Portfolio's Services Agreement with SDI. Because 12b-1 fees are paid out of Portfolio assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

Expenses of the Portfolios paid in connection with the Rule 12b-1 Plans for each class of shares include advertising and literature, prospectus printing for prospective investors, marketing and sales expenses, miscellaneous expenses and interest expenses. A portion of the marketing and sales and operating expenses could be considered overhead expenses.

The Rule 12b-1 distribution plans for Class B and Class C shares provide alternative methods for paying sales charges and may help Portfolios grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans provide compensation to SDI or intermediaries for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by SDI to pay for distribution and services for those classes, the agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement may not be amended to increase the fee to be paid by a Portfolio with respect to a class without approval by a majority of the outstanding voting securities of such class of the Portfolio. Similarly, the Services Agreement is approved and reviewed separately for the Class A shares, Class B shares and Class C shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Portfolio to make payments to SDI pursuant to the Rule 12b-1 Plan will cease and the Portfolio will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Portfolio to pay any expenses incurred by SDI other than fees payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse SDI for its expenses incurred.

Distribution Services: Class B and Class C Shares. For its services under the Distribution Agreement, SDI receives a fee from each Portfolio under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Portfolio attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. SDI also receives any contingent deferred sales charges paid with respect to Class B shares. SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, SDI receives a fee from each Portfolio under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Portfolio attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by SDI or the applicable Portfolio. SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

Shareholder Services. For its services under the Services Agreement, SDI receives a shareholder services fee from each Portfolio under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B and C shares of that Portfolio.

With respect to Class A Shares of a Portfolio, SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Portfolio accounts that it maintains and services attributable to Class A Shares of a Portfolio, commencing with the month after investment. With respect to Class B and Class C Shares of a Portfolio, SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of a Portfolio maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of SDI. In addition SDI may, from time to time, pay certain firms from it own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Portfolio.

SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a Portfolio. Currently, the shareholder services fee payable to SDI is payable at an annual rate of up to 0.25% of net assets based upon Portfolio assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Portfolio assets in accounts for which there is no firm of record (other than SDI) listed on a Portfolio's records. The effective shareholder services fee rate to be charged against all assets of each Portfolio while this procedure is in effect will depend upon the proportion of Portfolio assets that is held in accounts for which a firm of record provides shareholder services. The Board of each Portfolio, in its discretion, may approve basing the fee to SDI at the annual rate of 0.25% on all Portfolio assets in the future.

Certain Trustees or officers of the Portfolios are also Directors or officers of the Advisor or SDI, as indicated under "Officers and Trustees."

Expenses of the Portfolios paid in connection with the Rule 12b-1 Plans for each class of shares are set forth below. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.

               Compensation to Underwriter and Firms                            Other Distribution Expenses Paid by
                       for Calendar Year 2003                                   Underwriter for Calendar Year 2003
                                                           Compensation
                                                           Paid by SDI   Advertising,
                              12b-1 Fees    Compensation     to Firms      Sales,
                 12b-1 Fees   (Shareholder  Paid by SDI        from      Literature             Marketing
                 (Distribution Servicing   to Firms from   Shareholder   and                    and         Postage
                 Fee) Paid    Fee) Paid    Distribution     Servicing    Promotional Prospectus Sales       and      Interest
                   to SDI       to SDI          Fee            Fee       Materials   Printing   Expenses    Mailing  Expenses
                   ------       ------          ---            ---       ---------   --------   --------    -------  -------

Conservative
Portfolio

  Class A             NA          $29            NA          $27,362         NA          NA         NA        NA        NA
  Class B          $26,000         $9        $47,000          $6,012           $0         $0         $0       $0     $2,000
  Class C          $16,000         $1        $16,000          $2,992           $0         $0         $0       $0         $0


Moderate
Portfolio

  Class A               NA       $221             NA         $74,148           NA         NA         NA       NA         NA
  Class B          $65,000         $6        $95,000         $16,083           $0         $0         $0       $0         $0
  Class C          $31,000         $0        $29,000          $6,612           $0         $0         $0       $0         $0


Growth
Portfolio

  Class A               NA       $130             NA         $54,434           NA         NA         NA       NA         NA
  Class B          $76,000        $33       $113,000         $18,060           $0         $0         $0       $0         $0
  Class C          $28,000         $0        $25,000          $5,465           $0         $0         $0       $0         $0

Scudder Growth Plus Portfolio commenced operations on November 1, 2004 and therefore does not have any data to report for the given period.

Independent Registered Public Accounting Firm and Reports to Shareholders

The financial highlights of each Portfolio included in the Portfolios' prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers audits the financial statements of the Portfolios and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


Legal Counsel

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as legal counsel to each Portfolio and its Independent Trustees.

Fund Accounting Agent

Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Portfolios. Effective upon the termination of the Administrative Agreement, each Portfolio will pay SFAC an annual fee equal to 0.0250% of the first $150 million of average daily net assets,

0.0075% of such assets in excess of $150 million and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

As noted above, through April 30, 2004, costs of fund accounting were borne by the Advisor pursuant to the Administrative Agreement.

Pursuant to a sub-accounting agreement between SFAC and State Street Bank and Trust Company ("SSB"), SFAC has delegated certain portfolio accounting functions to SSB under the portfolio accounting agreement. The costs and expenses of such delegation are borne by SFAC, not by the Portfolios.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company (the "Custodian" or "SSB"), 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of the Portfolios. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Portfolios. The custodian's fee may be reduced by certain earnings credits in favor of each Portfolio.


Scudder Investment Service Company ("SISC" or the "Transfer Agent") 210 W. 10th Street, Kansas City, Missouri, 64105-2005, an affiliate of the Advisor, is the Portfolios' transfer agent and dividend paying agent for the Portfolios' Class A, B and C Shares.


Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Portfolios.

The Portfolios, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Portfolio shares whose interests are held in an omnibus account.

                             PORTFOLIO TRANSACTIONS

Portfolio Transactions of the Underlying Funds

The Advisor is responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for the Fund is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker-dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

The Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place such orders with broker-dealers who supply research services to the Advisor or the Fund. The term "research services" may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for the Fund to pay a brokerage commission in excess of that which another broker-dealer might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed income transactions, with certain broker-dealers pursuant to which a broker-dealer will provide research services to the Advisor or to the Fund in exchange for the direction by the Advisor of brokerage transactions to the broker-dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. Although certain research services from broker-dealers may be useful to the Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than the Fund and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker-dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

It is likely that the broker-dealers selected based on the foregoing considerations will include firms that also sell shares of the Scudder Funds to their customers. However, the Advisor does not consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Scudder Funds.

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a fund's objective.

Portfolio turnover rates for the two most recent fiscal periods are as follows:


                                                                     FY 2004          FY 2003
                                                                    Portfolio        Portfolio           FY 2002
                                                   Fiscal Year      Turnover         Turnover           Portfolio
Name of Fund                                           End           Rate(1)         Rate(1, 2)     Turnover Rate(2)*
------------                                           ---           ------          ----------     ----------------

Scudder Aggressive Growth Fund                         9/30           NA(3)             124                41
Scudder Balanced Fund                                 12/31           NA(3)             103                150
Scudder Blue Chip Fund                                10/31           NA(3)             185                143
Scudder Cash Investment Trust(4)                       5/31           ----              ----              ----
Scudder Capital Growth Fund                            9/30           NA(3)              22                13
Scudder Large Cap Value Fund                          11/30           NA(3)              69                83
Scudder Development Fund                               7/31            80               111               NA(5)
Scudder Emerging Markets Growth Fund                  10/31           NA(3)             182                115
Scudder Emerging Markets Income Fund                  10/31           NA(3)             327                734
Scudder Equity 500 Index Fund                         12/31           NA(3)            8(a)                 19
Scudder Flag Investors Equity Partners Fund            5/31             7                14               NA(5)
Scudder Flag Investors Value Builder Fund              3/31            13                12               NA(5)
Scudder Flag Investors Communications Fund            12/31           NA(3)              62                43
Scudder Fixed Income Fund                             10/31           NA(3)             290                152
Scudder Global Fund                                    8/31           NA(3)              55                31
Scudder Global Bond Fund                              10/31           NA(3)             134                114
Scudder Global Discovery Fund                         10/31           NA(3)              35                49



                                       57

                                                                     FY 2004          FY 2003
                                                                    Portfolio        Portfolio           FY 2002
                                                   Fiscal Year      Turnover         Turnover           Portfolio
Name of Fund                                           End           Rate(1)         Rate(1, 2)     Turnover Rate(2)*
------------                                           ---           ------          ----------     ----------------

Scudder GNMA Fund                                      9/30           NA(3)            281(b)            351(b)
Scudder Gold and Precious Metals Fund                 10/31           NA(3)              80                163
Scudder Greater Europe Growth Fund                    10/31           NA(3)              71                89
Scudder Growth and Income Fund                        12/31           NA(3)              42                52
Scudder Health Care Fund                               5/31            62                53               NA(5)
Scudder High Income Opportunity Fund                   1/31            173              117               NA(5)
Scudder High Income Plus Fund                         10/31           NA(3)             143                132
Scudder-Dreman High Return Equity Fund                11/30           NA(3)              14                25
Scudder Income Fund                                    1/31          210(b)            235(b)             NA(5)
Scudder International Fund                             8/31           NA(3)             104                105
Scudder International Equity Fund                     10/31           NA(3)             123                179
Scudder International Select Equity Fund              10/31           NA(3)             160                178
Scudder Japanese Equity Fund                           8/31           NA(3)             137                188
Scudder Large Company Growth                           7/31            21                31               NA(5)
Scudder Large Company Value Fund                       7/31            43                93               NA(5)
Scudder Latin America Fund                            10/31           NA(3)              24                22
Scudder Micro Cap Fund                                 9/30           NA(3)              74                66
Scudder Mid Cap Growth Fund                            9/30           NA(3)              82                120(d)
Scudder  Money  Market  Series  --   Institutional      5/31           ----              ----              ----
Shares (4)
Scudder Pacific Opportunities Fund                    10/31           NA(3)             109                77
Scudder RREEF Real Estate Securities Fund             12/31           NA(3)              25                36
Scudder S&P 500 Index Fund                            12/31           NA(3)             8(a)               19
Scudder Select 500 Fund                                2/28            65               171               NA(5)
Scudder Short-Term Bond Fund                          12/31           NA(3)             221                346
Scudder Short Duration Fund                           10/31           NA(3)             322                211
Scudder Small Cap Fund                                 9/30           NA(3)              74               87(c)
Scudder Small Company Stock Fund                       9/30           NA(3)             164                146
Scudder Small Company Value Fund                       7/31            135              168               NA(5)
Scudder-Dreman Small Cap Value Fund                   11/30           NA(3)              67                89
Scudder Technology Fund                               10/31           NA(3)              51                60
Scudder Technology Innovation Fund                     5/31            145               68               NA(5)
Scudder 21st  Century Growth Fund                      7/31            111               92               NA(5)

(1) As of each Underlying Scudder Fund's most recent fiscal reporting period.

(2)      As of each Underlying Scudder Fund's previous fiscal reporting period.

(3) Fund has not yet filed its fiscal year 2004 financial information, therefore information for fiscal year 2003 and 2002 are included.

(4) Scudder Cash Investment Trust and Scudder Money Market Series -- Institutional Shares are money market funds.

(5) Fund has filed its fiscal year 2004 financial information, therefore only information for fiscal year 2004 and 2003 are included.


*        Annualized

(a) Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

(b)      The  portfolio   turnover   rates   including   mortgage   dollar  roll
         transactions were 499% and 384% for 2003 and 2002 for Scudder GNMA Fund and 248% and 259% for 2004 and 2003 for Scudder Income Fund.





(c) On March 28, 2002, the Small Cap Portfolio was closed (see Note A in the Notes to Financial Statements of the Annual Report). This ratio includes the purchase and sale of portfolio securities of the Small Cap Fund as a stand-alone fund in addition to the Small Cap Portfolio.

(d) On March 28, 2002, the Capital Appreciation Portfolio was closed (see Note D in the Notes to Financial Statements of the Annual Report). This ratio includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.


For certain underlying funds, the increase in portfolio turnover rates for the most recent fiscal year was due to the general market conditions and increased volatility.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Portfolio shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Portfolio's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Portfolio and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Portfolio and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value (including any applicable sales charge) of the Portfolio next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Portfolio's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Portfolio's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Portfolio's Transfer Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Portfolio through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from a Portfolio through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Portfolio or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Portfolio or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Portfolio shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Share Pricing. Purchases will be filled without sales charge at the net asset value per share next computed after receipt of the application in good order. Net asset value normally will be computed for each class as of twelve o'clock noon and the close of regular trading on the Exchange on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of the member broker, rather than a Portfolio, to forward the purchase order to the Transfer Agent by the close of regular trading on the Exchange.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Portfolios reserve the right to withdraw all or any part of the offering made by their prospectuses and to reject purchase orders for any reason. Also, from time to time, a Portfolio may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Portfolio may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Portfolios reserve the right to reject new account applications without a correct certified Social Security or tax identification number. The Portfolios also reserve the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

A Portfolio may waive the minimum for purchases by trustees, directors, officers or employees of the Portfolio or the Advisor and its affiliates.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Portfolio for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Portfolio sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by SISC,
(iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and the prospectus, SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of a Portfolio. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Portfolio, or other funds underwritten by SDI.

SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act. SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Portfolio (and Class A shares of other funds) in accordance with the Large Order NAV Purchase Privilege and one of the three compensation schedules as follows:

          Compensation Schedule #1(1)                Compensation Schedule #2(2)       Compensation Schedule #3(2)
          ---------------------------                ---------------------------       ---------------------------
                                       As a                                As a                             As a
                                    Percentage                        Percentage of                      Percentage
Amount of                             of Net          Amount of            Net           Amount of         of Net
Shares Sold                         Asset Value      Shares Sold       Asset Value      Shares Sold      Asset Value
-----------                         -----------      -----------       -----------      -----------      -----------

$1 million to $5 million               1.00%      Under $15 million       0.75%       Over $15 million      0.25%
Over $5 million to $50 million         0.50%              --                 --                --                --
Over $50 million                       0.25%              --                 --                --                --

(1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through SISC. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above.

(2) Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from "Compensation Schedule #2" to "Compensation Schedule #3" is not an automatic process. When a plan's assets grow to exceed $15 million, the Plan Sponsor must contact their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

The privilege of purchasing Class A shares of a Portfolio at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Portfolio for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently pays firms for sales of Class C shares of distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Portfolio for services as distributor and principal underwriter for Class C shares.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                          Sales Charge
                                          ------------
                                                                                         Allowed to Dealers
                                           As a Percentage of    As a Percentage of     as a Percentage of
Amount of Purchase                           Offering Price       Net Asset Value*         Offering Price
------------------                           --------------       ----------------         --------------

Less than $50,000                                  5.75%                  6.10%                 5.20%
$50,000 but less than $100,000                     4.50                   4.71                  4.00
$100,000 but less than $250,000                    3.50                   3.63                  3.00
$250,000 but less than $500,000                    2.60                   2.67                  2.25
$500,000 but less than $1 million                  2.00                   2.04                  1.75
$1 million and over                                0.00**                 0.00**                 ***

*        Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***      Commission is payable by SDI as discussed below.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Combined Purchases. Each Portfolio's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any Scudder Funds that bear a sales charge.

Letter of Intent. The reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of a Portfolio may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system may include: (a) Money Market Funds as "Scudder Funds", (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a) a current or former director or trustee of Deutsche or Scudder mutual funds;

(b) an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Fund;

(c) certain professionals who assist in the promotion of Scudder mutual funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f)      persons  who  purchase  shares  of the Fund  through  SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(g) selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(h) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(i) through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(j) (1) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans"), established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees and (2) investors investing $1 million or more, either as a lump sum or through the "Combined
         Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above (collectively, the "Large Order NAV Purchase Privilege"). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available; and

(k) in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Purchase of Class C Shares. As of March 1, 2004, Class C shares of each Portfolio will be offered at net asset value. No initial sales charge will be imposed. Class C shares sold without an initial sales charge will allow the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares will continue to be subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in each prospectus and Statement of Additional Information.

Multi-Class Suitability

A. Effective July 1, 2004:

SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from firms acting for clients whose shares will be held in an omnibus account and employer-sponsored employee benefit plans using the Flex subaccount record keeping system ("Flex System") maintained by ADP under an alliance with SDI and its affiliates ("Scudder Flex Plans").

B. Effective October 1, 2004:

The following provisions apply to Scudder Flex Plans.

         a. Class B Share Plans. Class B shares have not been sold to Scudder Flex Plans that were established on the Flex System after October 1, 2003. Orders to purchase Class B shares for a Scudder Flex Plan established on the Flex System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold.

         b. Class C Share Plans. Orders to purchase Class C shares for a Scudder Flex Plan, regardless of when such plan was established on the Flex System, will be invested instead in Class A shares at net asset value when the combined subaccount value in Scudder Funds or other eligible assets held by the plan is $1 million or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1 million threshold.

The procedures described in A and B above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

Automatic Investment Plan. A shareholder may purchase additional shares of a Portfolio through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Portfolio account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Portfolio may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Portfolios are not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other Scudder funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-SCUDDER for instructions. The investor must send a duly completed and signed application to the Portfolio promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions

A Portfolio may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Portfolio's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Portfolio to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Portfolio's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Portfolio for up to seven days if the Portfolio or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Portfolios are not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Portfolio's Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which the Portfolio shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Portfolio's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Portfolio distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the "Plan") to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional Shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered, and contain signature guarantee(s). Any such requests must be received by a Portfolio's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all Shares of a Portfolio under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Portfolio will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

An  Automatic   Withdrawal   Plan  request  form  can  be  obtained  by  calling
1-800-621-1048.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Portfolio's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 1998 will be eligible for the second year's charge if redeemed on or after March 1, 1999. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a
         participant-directed   qualified  retirement  plan  described  in  Code
         Section 403(b)(7) which is not sponsored by a K-12 school district;

(b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent;

(c) redemption of shares of a shareholder (including a registered joint owner) who has died;

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under the Portfolio's Automatic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and

(f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived  for the  circumstances  set forth in items (c),
(d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); and

(i) in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege),
         (2) in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in the Portfolio), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (4) representing returns of excess contributions to such plans.

The Class C CDSC will be waived  for the  circumstances  set forth in items (b),
(c), (d) and (e) for Class A shares and for the circumstances set forth in items
(g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. A Portfolio reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Portfolio and valued as they are for purposes of computing the Portfolio's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Checkwriting. All new investors and existing shareholders who apply to State Street Bank and Trust Company for checks may use them to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on a Portfolio's book for seven business days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. A Portfolio pays the bank charges for this service. However, each Portfolio will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. Each Portfolio, Scudder Service Corporation and State Street Bank and Trust Company reserve the right at any time to suspend or terminate the Checkwriting procedure.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. You may exchange from the following money market funds into the same class of a Scudder fund, if available, at net asset value, subject to the conditions detailed in each fund's prospectus: Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional and Treasury Money Fund Institutional.

Shares of a Scudder Fund with a value in excess of $1,000,000 acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.

Shareholders must obtain prospectuses of the Portfolios they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

                                    DIVIDENDS


The Conservative Portfolio and the Moderate Portfolio each intend to distribute investment company taxable income, exclusive of net short-term capital gains in excess of net long-term capital losses, on a quarterly basis, and distributions of net capital gains realized during the fiscal year will be made in November or December to avoid federal excise tax, although an additional distribution may be made within three months of its fiscal year end, if necessary. The Growth and Growth Plus Portfolios intend to distribute their investment company taxable income and any net realized capital gains in November or December to avoid federal excise tax, although any additional distribution may be made within three months of a Portfolio's fiscal year end, if necessary.


The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C Shares than for Class A Shares primarily as a result of the distribution services fee applicable to Class B and Class C Shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Portfolio and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Portfolio issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Dividends will be reinvested in Shares of the same class of the Portfolio unless shareholders indicate in writing that they wish to receive them in cash. The Portfolio will reinvest dividend checks (and future dividends) in shares of the same Portfolio and class if checks are returned as undeliverable. Dividends and other distributions of the Portfolio in the aggregate amount of $10 or less are automatically reinvested in shares of the Portfolio unless the shareholder requests that such policy not be applied to the shareholder's account.

Each Portfolio may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Portfolio may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Portfolios. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Portfolio.

Federal Taxation. Each Portfolio has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. Each Portfolio intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Portfolio level. In order to qualify as a regulated investment company, each Portfolio must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Each Portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies. Each Portfolio must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Portfolio's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses. Each Portfolio is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

If for any taxable year a Portfolio does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Portfolio is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Portfolio's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Portfolio during the prior calendar year. Although each Portfolio's distribution policies should enable it to avoid excise tax liability, a Portfolio may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Portfolio.

Taxation of Distributions from the Portfolios. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Portfolios owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Portfolio owned for more than one year and that are properly designated by the Portfolio as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Portfolio owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Portfolio as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Portfolio level.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Portfolio before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Portfolio shares generally will be taxable as capital gains.

Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning on or before December 31, 2008.

In order for some portion of the dividends received by a Portfolio shareholder to be "qualified dividend income," the Portfolio must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each Portfolio's shares. A dividend will not be treated as qualified dividend income (at either the Portfolio or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company. As discussed in the Prospectus, if a Portfolio receives dividends from a Underlying Scudder Fund that qualifies as a regulated investment company and the Underlying Scudder Fund designates such dividends as qualified dividend income, then the Portfolio may in turn designate that portion of its distributions derived from those dividends as qualified dividend income as well, provided the Portfolio meets holding period and other requirements with respect to shares of the Underlying Scudder Fund.

In general, distributions of investment income designated by each Portfolio as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Portfolio's shares. Only qualified dividend income received by the Portfolio after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by the Portfolio during any taxable year are 95% or more of its gross income, then 100% of the Portfolio's dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Dividends from domestic corporations may comprise a substantial part of each Portfolio's gross income. If any such dividends constitute a portion of a Portfolio's gross income, a portion of the income distributions of such Portfolio may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Portfolio with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a fund are deemed to have been held by the Portfolio or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Fund-of-Funds Structure. Generally, a Portfolio investing in Underlying Scudder Funds will be treated just as other shareholders of a Underlying Scudder Fund, and, as such, the Portfolio will have ordinary income from the receipt of dividends from the Underlying Scudder Funds' investment income and short-term gains and capital gain income from the receipt of capital gain dividends from Underlying Scudder Funds. As with other shareholders of a Underlying Scudder Fund, a Portfolio will not be able to use losses realized within one Underlying Scudder Fund against gains or income realized within another Underlying Scudder Fund. This could cause the Portfolio to have higher amounts of ordinary income than it would have had if it had held directly the assets of the Underlying Scudder Funds. The Portfolio will, however, be able to net gains or losses from the redemptions of shares in multiple Underlying Scudder Funds against each other.

Depending on a Portfolio's percentage ownership in a Underlying Scudder Fund both before and after a redemption of Underlying Scudder Fund shares, the Portfolio's redemption of shares of such Underlying Scudder Fund may cause the Portfolio to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution instead of receiving capital gain income on the shares of the Underlying Scudder Fund. This would be the case where the Portfolio holds a significant interest in a Underlying Scudder Fund and redeems only a small portion of such interest.

Transactions in Portfolio Shares. Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. As it is not expected that more than 50% of the value of each Portfolio's total assets will consist of securities issued by foreign corporations, the Portfolio s will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Passive Foreign Investment Companies. Direct equity investments by a Portfolio in certain "passive foreign investment companies" ("PFICs") could potentially subject the Portfolio to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Portfolio shareholders. However, such Portfolio may elect to avoid the imposition of that tax. For example, the Portfolio may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Portfolio would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. Such Portfolio also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Portfolio to avoid taxation. Making either of these elections therefore may require such Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Portfolio's total return. The Portfolios will not be entitled to make such elections with respect to indirect investments; rather, a Underlying Scudder Fund investing in a PFIC would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Other Tax Considerations. A Portfolio's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the Portfolio's income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

The Portfolio's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Portfolio to recognize taxable income in excess of any cash received from the investment.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Portfolio with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Portfolio may be subject to state and local taxes on distributions received from the Portfolio and on redemptions of a Portfolio's shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of a Portfolio, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.

Capital gains distributions may be reduced if Portfolio capital loss carryforwards are available. Any capital loss carryforwards to which a Portfolio is entitled are disclosed in a Portfolio's annual and semi-annual reports to shareholders.

All distributions by a Portfolio result in a reduction in the net asset value of that Portfolio's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of Portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

                                 NET ASSET VALUE

The net asset value of shares of each Portfolio is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of a Portfolio, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of a Portfolio because of higher expenses borne by these classes.

The net asset value of each Underlying Scudder Fund is determined based upon the nature of the securities as set forth in the prospectus and statement of additional information of such Underlying Scudder Fund. Shares of each Underlying Scudder Fund in which a Portfolio may invest are valued at the net asset value per share of each Underlying Scudder Fund as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The net asset value per share of the Underlying Scudder Funds will be calculated and reported to a Portfolio by each Underlying Scudder Fund's accounting agent. Short-term securities with a remaining maturity of sixty days or less are valued by the amortized cost method.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Portfolio's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Portfolio is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Portfolio's Board and overseen primarily by the Portfolio's Pricing Committee.

                              OFFICERS AND TRUSTEES


The following table presents certain information regarding the Independent Trustees of the Trust as of November 1, 2004. Each Trustee's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, MA 02110.The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Trust. Because each Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.


Independent Trustees

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth, Position(s)                                                                Number of Funds
Held with the Trust and              Principal Occupation(s) During Past 5 Years and            in Fund Complex
Length of Time Served^1              Other Directorships Held                                   Overseen
-------------------------------------------------------------------------------------------------------------------

Dawn-Marie Driscoll (1946)           President, Driscoll Associates (consulting firm);          49
Chairman since 2004 and Trustee,     Executive Fellow, Center for Business Ethics, Bentley
1987-present                         College; formerly, Partner, Palmer & Dodge (1988-1990);
                                     Vice President of Corporate Affairs and General Counsel,
                                     Filene's (1978-1988). Directorships:  CRS Technology
                                     (technology service company); Advisory Board, Center for
                                     Business Ethics, Bentley College; Board of Governors,
                                     Investment Company Institute; former Chairman, ICI
                                     Directors Services Committee
-------------------------------------------------------------------------------------------------------------------



                                       77

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth, Position(s)                                                                Number of Funds
Held with the Trust and              Principal Occupation(s) During Past 5 Years and            in Fund Complex
Length of Time Served^1              Other Directorships Held                                   Overseen
-------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr. (1943)          President, WGBH Educational Foundation. Directorships:     49
Trustee, 1990-present                Becton Dickinson and Company (medical technology
                                     company); The A.H. Belo Company (media company); Concord
                                     Academy; Boston Museum of Science; Public Radio
                                     International. Former Directorships:  American Public
                                     Television; New England Aquarium; Mass. Corporation for
                                     Educational Telecommunications; Committee for Economic
                                     Development; Public Broadcasting Service
-------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)                  Managing Partner, Exeter Capital Partners (private equity  49
Trustee, 1996-present                funds). Directorships:  Facts on File (school and library
                                     publisher); Progressive Holding Corporation (kitchen
                                     importer and distributor); Cloverleaf Transportation Inc.
                                     (trucking); K-Media, Inc. (broadcasting); Natural
                                     History, Inc. (magazine publisher); National Association
                                     of Small Business Investment Companies (trade association)
-------------------------------------------------------------------------------------------------------------------
Louis E. Levy (1932)                 Retired. Formerly, Chairman of the Quality Control         49
Trustee, 2002-present                Inquiry Committee, American Institute of Certified Public
                                     Accountants (1992-1998); Partner, KPMG LLP (1958-1990).
                                     Directorships:  Household International (banking and
                                     finance); ISI Family of Funds (registered investment
                                     companies; 4 funds overseen)
-------------------------------------------------------------------------------------------------------------------

                                       78

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth, Position(s)                                                                Number of Funds
Held with the Trust and              Principal Occupation(s) During Past 5 Years and            in Fund Complex
Length of Time Served^1              Other Directorships Held                                   Overseen
-------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg (1943)        Retired. Formerly, Consultant (1997-2001); Director, US    49
Trustee, 1999-present                General Accounting Office (1996-1997); Partner, Fulbright
                                     & Jaworski, L.L.P. (law firm) (1978-1996).
                                     Directorships:  The William and Flora Hewlett Foundation;
                                     Service Source, Inc.
-------------------------------------------------------------------------------------------------------------------
Jean C. Tempel (1943)                 Managing Partner, First Light Capital (venture capital    49
Trustee, 1994-present                group) (2000-present); formerly, Special Limited Partner,
                                     TL Ventures (venture capital fund) (1996-1998); General
                                     Partner, TL Ventures (1994-1996); President and Chief
                                     Operating Officer, Safeguard Scientifics, Inc. (public
                                     technology business incubator company) (1991-1993).
                                     Directorships:  Sonesta International Hotels, Inc.;
                                     Aberdeen Group (technology research); United Way of Mass.
                                     Bay; The Commonwealth Institute (supports women
                                     entrepreneurs). Trusteeships:  Connecticut College, Vice
                                     Chair of Board, Chair, Finance Committee; Northeastern
                                     University, Vice Chair of Finance Committee, Chair, Funds
                                     and Endowment Committee
-------------------------------------------------------------------------------------------------------------------



                                       79

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth, Position(s)                                                                Number of Funds
Held with the Trust and              Principal Occupation(s) During Past 5 Years and            in Fund Complex
Length of Time Served^1              Other Directorships Held                                   Overseen
-------------------------------------------------------------------------------------------------------------------
Carl W. Vogt (1936)                  Senior Partner, Fulbright & Jaworski, L.L.P (law firm);    49
Trustee, 2002-present                formerly, President (interim) of Williams College
                                     (1999-2000); President, certain funds in the Deutsche
                                     Asset Management Family of Funds (formerly, Flag
                                     Investors Family of Funds) (registered investment
                                     companies) (1999-2000). Directorships: Yellow
                                     Corporation (trucking); American Science &
                                     Engineering (x-ray detection equipment); ISI Family
                                     of Funds (registered investment companies; 4 funds
                                     overseen); National Railroad Passenger Corporation
                                     (Amtrak); formerly, Chairman and Member, National
                                     Transportation Safety Board
-------------------------------------------------------------------------------------------------------------------


Officers^2

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth, Position(s)                                                                Number of Funds
Held with the Trust and Length of     Principal Occupation(s) During Past 5 Years               in Fund Complex
Time Served^1                         and Other Directorships Held                              Overseen
-------------------------------------------------------------------------------------------------------------------
Julian F. Sluyters^3 (1960)          Managing Director, Deutsche Asset Management (since May           n/a
Chief Executive Officer,             2004); President and Chief Executive Officer of The
2004-present                         Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global
                                     High Income Fund, Inc. and Scudder New Asia Fund, Inc.
                                     (since May 2004); President and Chief Executive Officer,
                                     UBS Fund Services (2001-2003); Chief Administrative
                                     Officer (1998-2001) and Senior Vice President and
                                     Director of Mutual Fund Operations (1991 to 1998) UBS
                                     Global Asset Management
-------------------------------------------------------------------------------------------------------------------
Brenda Lyons (1963)                  Managing Director, Deutsche Asset Management                      n/a
President, 2003-present
-------------------------------------------------------------------------------------------------------------------
John Millette (1962)                 Director, Deutsche Asset Management                               n/a
Vice President and Secretary,
1999-present
-------------------------------------------------------------------------------------------------------------------
Kenneth Murphy (1963)                Vice President, Deutsche Asset Management (2000-present);         n/a
Vice President, 2002-present         formerly, Director, John Hancock Signature Services
                                     (1992-2000)
-------------------------------------------------------------------------------------------------------------------



                                       80

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth, Position(s)                                                                Number of Funds
Held with the Trust and Length of     Principal Occupation(s) During Past 5 Years               in Fund Complex
Time Served^1                         and Other Directorships Held                              Overseen
-------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo (1957)              Managing Director, Deutsche Asset Management (April               n/a
Treasurer and Chief Financial        2004-present); formerly, Director, Deutsche Asset
Officer, 2002-present                Management (April 2000-March 2004); Vice President and
                                     Department Head, BT Alex. Brown Incorporated (now
                                     Deutsche Bank Securities Inc.) (1998-1999); Senior
                                     Manager, Coopers & Lybrand L.L.P. (now
                                     PricewaterhouseCoopers LLP) (1993-1998)
-------------------------------------------------------------------------------------------------------------------
Lisa Hertz^3 (1970)                  Assistant Vice President, Deutsche Asset Management               n/a
Assistant Secretary, 2003-present
-------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch^4 (1954)            Managing Director, Deutsche Asset Management                      n/a
Assistant Secretary, 2002-present    (2002-present) and Director, Deutsche Global Funds Ltd.
                                     (2002-present); formerly, Director, Deutsche Asset
                                     Management (1999-2002); Principal, BT Alex. Brown
                                     Incorporated (now Deutsche Bank Securities Inc.)
                                     (1998-1999); Assistant General Counsel, United States
                                     Securities and Exchange Commission (1993-1998)
-------------------------------------------------------------------------------------------------------------------
Caroline Pearson (1962)              Managing Director, Deutsche Asset Management                      n/a
Assistant Secretary, 1997-present
-------------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo            Director, Deutsche Asset Management                               n/a
(1957)
Assistant Treasurer, 2003-present
-------------------------------------------------------------------------------------------------------------------
Salvatore Schiavone (1965)           Director, Deutsche Asset Management                               n/a
Assistant Treasurer, 2003-present
-------------------------------------------------------------------------------------------------------------------
Kevin M. Gay (1959)                  Vice President, Deutsche Asset Management                         n/a
Assistant Treasurer, 2004-present
-------------------------------------------------------------------------------------------------------------------

^1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the Trust, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

^2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

^3       Address:  345 Park Avenue, New York, New York

^4       Address:  One South Street, Baltimore, Maryland

Officer's Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson:                          Secretary

Trustees' Responsibilities. The primary responsibility of the Board of Trustees is to represent the interests of the Fund's shareholders and to provide oversight of the management of the Fund. Currently, seven of the Board's members are "Independent Trustees;" that is, they are not "interested persons" (as defined in the 1940 Act) of the Trust or the Advisor.

The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2003, the Trustees conducted 34 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 19 different days. In addition, various Trustees participated as members of the Board's Valuation Committee throughout the year. Furthermore, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the Fund's independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of the Fund's management contracts, please refer to "Management of the Funds -- Board Considerations in Connection with Annual Renewal of Investment Management Agreements."

Board Committees. The Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent registered public accounting firms for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent accountants as to their independence. The members of the Audit Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy (Chair), Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Audit Committee held six meetings during the calendar year 2003.

Committee on Independent Trustees: The Committee on Independent Trustees selects and nominates Independent Trustees*; establishes Trustee compensation, retirement, fund ownership and other corporate governance policies and conducts periodic reviews of independent legal counsel. The members of the Committee on Independent Trustees are Henry P. Becton, Jr., Dawn-Marie Driscoll (Chair), Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Committee on Independent Trustees held five meetings during the calendar year 2003.


Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox and Jean C. Tempel. The Alternate Valuation Committee members are Henry P. Becton, Jr. and Jean Gleason Stromberg. The Valuation Committee held one meeting during the calendar year 2003.


Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the "Equity Oversight Committee") and one focusing on funds primarily investing in fixed income securities (the "Fixed Income Oversight Committee"). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds' investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair), Jean C. Tempel and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held four meetings during the calendar year 2003.

Shareholder Servicing and Distribution Committee: The Shareholder Servicing and Distribution Committee oversees (i) the quality, type and level of shareholder services provided to the Fund and its shareholders, and (ii) the distribution related services provided to the Fund and its shareholders. The members of the Shareholder Servicing and Distribution Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox (Co-Chair), Louis E.

Levy, Jean Gleason Stromberg, Jean C. Tempel (Co-Chair) and Carl W. Vogt. The Shareholder Servicing and Distribution Committee held four meetings during the calendar year 2003.

* Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.


Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, each Fund's investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, the Funds' investment advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, each Fund's investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds' Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund's Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Fund's investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Funds.


Remuneration. Each Independent Trustee receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from all of the funds in the fund complex during the calendar year 2003.


                                                         Pension or
                                                     Retirement Benefits      Total Compensation
         Name of               Compensation from     Accrued as Part of    Paid to Trustee from the
          Trustee           Scudder Pathway Series*     Fund Expenses         Fund Complex (3)(4)
          -------           -----------------------     -------------         -------------

Henry P. Becton, Jr.                  $0                     $0                         $163,000
Dawn-Marie Driscoll(1)                $0                     $0                         $179,780
Keith R. Fox                          $0                     $0                         $169,780
Louis E. Levy(2)                      $0                     $0                         $163,000
Jean Gleason Stromberg                $0                     $0                         $163,000
Jean C. Tempel                        $0                     $0                         $158,000
Carl W. Vogt                          $0                     $0                         $162,000

* Scudder Pathway Series consists of 4 portfolios. As noted above, each Independent Trustee receives compensation for his or her services to the Portfolios, but these amounts are borne by the underlying funds in which the Portfolios invest rather than directly by the Portfolios.


(1) Includes $10,000 in annual retainer fees in Ms. Driscoll's role as Lead Trustee.

(2) In addition to these payments, Mr. Levy received payments in the amount of $2,569 (representing amounts earned in prior years and gain or interest thereon) from funds existing prior to the Deutsche Bank purchase of Scudder Investments.

(3) For each Trustee, total compensation includes compensation for service on the boards of 18 trusts/corporations comprised of 47 funds/portfolios. Each Trustee currently serves on the boards of 19 DeAM trusts/corporations comprised of 48 funds/portfolios.

(4) Aggregate compensation reflects amounts paid to the Trustees for special meetings in connection with amending the administrative services agreement and the transfer agency agreement and the delegation of certain fund accounting functions to State Street Bank and Trust Company. Such amounts totaled $8,000 for each Trustee, except Mr. Vogt who was paid $7,000. These meeting fees were borne by the Advisor.

 Trustee Fund Ownership of Independent and Interested Trustees

The following sets forth ranges of Trustee beneficial share ownership as of December 31, 2003.

                                                                       Aggregate Dollar Range of
                                      Dollar Range of                Securities Owned in All Funds
         Name of                    Securities Owned in                   in the Fund Complex
         Trustee               Pathway Conservative Portfolio             Overseen by Trustee
         -------               ------------------------------             -------------------

Henry P. Becton, Jr.                     $1-$10,000                         Over $100,000
Dawn-Marie Driscoll                         None                            Over $100,000
Keith R. Fox                                None                            Over $100,000
Louis E. Levy                               None                            Over $100,000
Jean Gleason Stromberg                      None                            Over $100,000
Jean C. Tempel                              None                            Over $100,000
Carl W. Vogt                                None                            Over $100,000


                                                                       Aggregate Dollar Range of
                                      Dollar Range of                Securities Owned in All Funds
         Name of                    Securities Owned in                   in the Fund Complex
         Trustee                 Pathway Moderate Portfolio               Overseen by Trustee
         -------                 --------------------------               -------------------

Henry P. Becton, Jr.                     $1-$10,000                         Over $100,000
Dawn-Marie Driscoll                   $10,001-$50,000                       Over $100,000
Keith R. Fox                                None                            Over $100,000
Louis E. Levy                               None                            Over $100,000
Jean Gleason Stromberg                      None                            Over $100,000
Jean C. Tempel                              None                            Over $100,000
Carl W. Vogt                                None                            Over $100,000


                                                                       Aggregate Dollar Range of
                                      Dollar Range of                Securities Owned in All Funds
         Name of                    Securities Owned in                   in the Fund Complex
         Trustee                  Pathway Growth Portfolio                Overseen by Trustee
         -------                  ------------------------                -------------------

Henry P. Becton, Jr.                     $1-$10,000                         Over $100,000
Dawn-Marie Driscoll                      $1-$10,000                         Over $100,000
Keith R. Fox                                None                            Over $100,000
Louis E. Levy                               None                            Over $100,000
Jean Gleason Stromberg                      None                            Over $100,000
Jean C. Tempel                              None                            Over $100,000
Carl W. Vogt                                None                            Over $100,000


Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                                                                    Value of        Percent of
                                  Owner and                                       Securities on    Class on an
Independent                    Relationship to                                    an Aggregate      Aggregate
Trustee                            Trustee           Company     Title of Class       Basis           Basis
-------                            -------           -------     --------------       -----           -----

Henry P. Becton, Jr.                                   None
Dawn-Marie Driscoll                                    None
Keith R. Fox                                           None
Louis E. Levy                                          None
Jean Gleason Stromberg                                 None
Jean C. Tempel                                         None
Carl W. Vogt                                           None

Securities Beneficially Owned


As of October 12, 2004, all Trustees and Officers of each Portfolio as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each Portfolio.

To the best of each Portfolio's knowledge, as of October 12, 2004, no person owned beneficially more than 5% of each class of each Portfolio's outstanding shares, except as noted below.

As of October 12, 2004, 168,289.447 shares in the aggregate, or 9.93% of the outstanding shares of Scudder Pathway Series - Conservative Portfolio, Class A were held in the name of Scudder Trust Company TTEE, FBO Community Health Systems, Inc., 401K Plan #062852, Attn: Asset Recon, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of October 12, 2004, 88,041.843 shares in the aggregate, or 5.19% of the outstanding shares of Scudder Pathway Series - Conservative Portfolio, Class A were held in the name of Scudder Trust Company, FBO American Restaurant Savings and Investment Plan, Attn: Asset Recon Dept. #063183, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of October 12, 2004, 142,388.116 shares in the aggregate, or 8.40% of the outstanding shares of Scudder Pathway Series - Conservative Portfolio, Class A were held in the name of Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 who may be deemed as the beneficial owner of certain of these shares.

As of October 12, 2004, 18,961.396 shares in the aggregate, or 5.18% of the outstanding shares of Scudder Pathway Series - Conservative Portfolio, Class C were held in the name of LPL Financial Services, A/C 6612-5024, 9785 Towne Centre Dr., San Diego, CA 92121-1968 who may be deemed as the beneficial owner of certain of these shares.

As of October 12, 2004, 19,220.371 shares in the aggregate, or 5.25% of the outstanding shares of Scudder Pathway Series - Conservative Portfolio, Class C were held in the name of LPL Financial Services, A/C 5024-2874, 9785 Centre Dr., San Diego, CA 92121-1968 who may be deemed as the beneficial owner of certain of these shares.

As of October 12, 2004, 45,269.730 shares in the aggregate, or 12.37% of the outstanding shares of Scudder Pathway Series - Conservative Portfolio, Class C were held in the name of MLPF&S For the Sole Benefit of its Customers, Attn:
Fund Administration 97D93, 4800 Deer Lake Dr. East 2nd Fl, Jacksonville, FL 32246-6484 who may be deemed as the beneficial owner of certain of these shares.

As of October 12, 2004, 235,291.684 shares in the aggregate, or 6.80% of the outstanding shares of Scudder Pathway Series - Growth Portfolio, Class A were held in the name of Scudder Trust Company TTEE, FBO Community Health Systems Inc., 401K Plan #062852, Attn: Asset Recon, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of October 12, 2004, 332,349.907 shares in the aggregate, or 9.61% of the outstanding shares of Scudder Pathway Series - Growth Portfolio, Class A were held in the name of Scudder Trust Co., FBO Davita Inc. Retirement Svgs Pl #063014, Attn: Asset Recon, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of October 12, 2004, 107,100.471 shares in the aggregate, or 8.24% of the outstanding shares of Scudder Pathway Series - Growth Portfolio, Class B were held in the name of Morgan Stanley DW, Attn: Mutual Fund Operations, 3 Harborside Plaza, 6th Floor, Jersey City, NJ 07311-3907 who may be deemed as the beneficial owner of certain of these shares.

As of October 12, 2004, 117,613.998 shares in the aggregate, or 13.04% of the outstanding shares of Scudder Pathway Series - Growth Portfolio, Class C were held in the name of MLPF&S For the Sole Benefit of its Customers, Attn: Fund Administration 97D93, 4800 Deer Lake Dr. East 2nd Fl, Jacksonville, FL 32246-6484 who may be deemed as the beneficial owner of certain of these shares.

As of October 12, 2004, 383,415.493 shares in the aggregate, or 6.73% of the outstanding shares of Scudder Pathway Series - Moderate Portfolio, Class A were held in the name of Scudder Trust Company TTEE, FBO Community Health Systems Inc., 401K Plan #062852, Attn: Asset Recon, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of October 12, 2004, 461,327.561 shares in the aggregate, or 8.10% of the outstanding shares of Scudder Pathway Series - Moderate Portfolio, Class A were held in the name of Scudder Trust Co., FBO Davita Inc. Profit Sharing Pl #063015, Attn: Asset Recon, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of October 12, 2004, 1,575,711.846 shares in the aggregate, or 27.65% of the outstanding shares of Scudder Pathway Series - Moderate Portfolio, Class A were held in the name of Scudder Trust Co., FBO Davita Inc. Retirement Svgs Pl #053014, Attn: Asset Recon, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of October 12, 2004, 162,876.225 shares in the aggregate, or 12.06% of the outstanding shares of Scudder Pathway Series - Moderate Portfolio, Class B were held in the name of Scudder Pathway Series - Moderate Portfolio, Class B were held in the name of Morgan Stanley DW, Attn: Mutual Fund Operations, 3 Harborside Plaza, 6th Floor, Jersey City, NJ 07311-3907 who may be deemed as the beneficial owner of certain of these shares.

As of October 12, 2004, 126,446.044 shares in the aggregate, or 12.90% of the outstanding shares of Scudder Pathway Series - Moderate Portfolio, Class C were held in the name of MLPF&S For the Sole Benefit of its Customers, Attn: Fund Administration 97D93, 4800 Deer Lake Dr. East 2nd Fl., Jacksonville, FL 32246-6484 who may be deemed as the beneficial owner of certain of these shares.


                               TRUST ORGANIZATION

Organizational Description


The Portfolios are portfolios of the Trust, a Massachusetts business trust established under a Declaration of Trust dated July 1, 1994. The Trust's authorized capital consists of an unlimited number of shares of beneficial interest of $0.01 par value, all of which are of one class and have equal rights as to voting, dividends and liquidation. The Trust is comprised of four separate portfolios: Conservative Portfolio, Moderate Portfolio (formerly Balanced Portfolio), and Growth Portfolio, all of which were organized on July 1, 1994 and Growth Plus Portfolio which was organized on November 1, 2004. Each Portfolio consists of an unlimited number of shares. Each Portfolio is further divided into five classes of shares, Class AARP, Class S, Class A, Class B and Class C except for Growth Plus Portfolio which contains Classes A, B, C and S. The Trustees have the authority to issue additional portfolios to the Trust. To the extent that the Portfolios offer additional share classes, these classes will be offered in a separate prospectus and have different fees, requirements and services.

The Trustees have the authority to create additional funds and to designate the relative rights and preferences as between the different funds. The Trustees also may authorize the division of shares of a Portfolio into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Portfolio's prospectus. Each share has equal rights with each other share of the same class of the Portfolio as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Portfolio or class by notice to the shareholders without shareholder approval.

The   Portfolios   generally   are  not  required  to  hold  meetings  of  their
shareholders. Under the Agreement and Declaration of Trust of the Trust, as amended, ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination of the Portfolio or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of the Trust, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Portfolio, or any registration of the Portfolio with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Portfolio and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trust's Trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of a Portfolio and the Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Trust itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.

Any Trustee may be removed for cause at any time by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause (i) by the vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the mater voting together without regard to series or class at any meeting called for such purpose, or (ii) by a written consent filed with the custodian of the Trust's portfolio securities and executed by the shareholder entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares constituting at least one percent of the outstanding shares of the Trust, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting to consider removal of a Trustee and accompanied by a form of communication and request that they wish to transmit, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

                             PROXY VOTING GUIDELINES


Each Fund has delegated proxy voting responsibilities to its investment advisor, subject to each Board's general oversight. Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of each Fund, and the interests of the Advisor and its affiliates, including each Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with each Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of each Board or of a majority of each Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: scudder.com (type "proxy voting" in the search field).

                              FINANCIAL STATEMENTS


The financial statements, including the portfolio of investments, of each Portfolio, together with the Report of the Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated August 31, 2004, are incorporated by reference herein and are deemed to be a part of this combined Statement of Additional Information.


                             ADDITIONAL INFORMATION

The CUSIP numbers of the classes are:

Conservative Portfolio

Class A: 811189-877

Class B: 811189-869

Class C: 811189-851

Moderate Portfolio

Class A: 811189-844

Class B: 811189-836

Class C: 811189-828

Growth Portfolio

Class A: 811189-810

Class B: 811189-794

Class C: 811189-786

Growth Plus Portfolio


Class A:  811189-778

Class B:  811189-760

Class C:  811189-752


Each Portfolio has a fiscal year end of August 31.

This Statement of Additional Information contains the information of Scudder Pathway Series. Each Portfolio, through its combined prospectus, offers only its own share classes, yet it is possible that one Portfolio might become liable for a misstatement regarding another Portfolio. The Trustees of each Portfolio have considered this, and have approved the use of this Statement of Additional Information.

The Portfolios' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Portfolios have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Portfolio and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.


Information concerning portfolio holdings of a Scudder Fund as of a month-end is available upon request no earlier than the 16th day after month-end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.


                             RATINGS OF INVESTMENTS

Standard & Poor's Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. "AA"` ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3.  Fair  credit  quality.   The  capacity  for  timely  payment  of  financial
commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Ratings Services ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics" will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2."

                             SCUDDER PATHWAY SERIES





                 Scudder Pathway Series: Conservative Portfolio
                             Class S and Class AARP

                   Scudder Pathway Series: Moderate Portfolio
                             Class S and Class AARP

                    Scudder Pathway Series: Growth Portfolio
                             Class S and Class AARP

                  Scudder Pathway Series: Growth Plus Portfolio
                                     Class S














                       STATEMENT OF ADDITIONAL INFORMATION

                                November 1, 2004

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectus for Class S and Class AARP shares of the Scudder Pathway Series: Conservative Portfolio, Moderate Portfolio, Growth Portfolio and Class S shares of the Growth Plus Portfolio (each a "Portfolio" and collectively the "Portfolios"), dated November 1, 2004, as amended from time to time. Copies may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-SCUDDER, or from the firm from which this Statement of Additional Information was obtained, and are available along with other materials on the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).


The financial statements that are part of the Annual Report to Shareholders of each Portfolio, dated August 31, 2004, are incorporated by reference herein and are deemed to be part of this Statement of Additional Information.


This Statement of Additional Information is incorporated by reference into the combined prospectus.

                                TABLE OF CONTENTS
                                                                            Page

INVESTMENT RESTRICTIONS........................................................1

INVESTMENT POLICIES AND TECHNIQUES FOR THE PORTFOLIOS..........................2

INVESTMENT POLICIES AND TECHNIQUES OF THE UNDERLYING FUNDS....................12
   Strategic Transactions and Derivatives.....................................39

MANAGEMENT OF THE PORTFOLIOS..................................................45
   Investment Advisor.........................................................45
   Administrative Agreements..................................................50

PORTFOLIO SERVICE PROVIDERS...................................................52
   Underwriter................................................................52
   Independent Registered Public Accounting Firm and Reports to Shareholders..53
   Legal Counsel..............................................................53
   Fund Accounting Agent......................................................53
   Custodian, Transfer Agent and Shareholder Service Agent....................54

PORTFOLIO TRANSACTIONS........................................................54

PURCHASE AND REDEMPTION OF SHARES.............................................58

DIVIDENDS.....................................................................63

TAXES.........................................................................64

NET ASSET VALUE...............................................................68

OFFICERS AND TRUSTEES.........................................................68

TRUST ORGANIZATION............................................................77

PROXY VOTING GUIDELINES.......................................................78

FINANCIAL STATEMENTS..........................................................81

ADDITIONAL INFORMATION........................................................81

RATINGS OF INVESTMENTS........................................................82

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Portfolio's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Portfolio's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio.

Each Portfolio has elected to be classified as a diversified series of an open-end investment management company.

As a matter of fundamental policy, each Portfolio may not:

(1) borrow money, except as permitted under the Investment Company Act of 1940 (the "1940 Act"), as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) engage in the business of underwriting securities issued by others, except to the extent that a Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(4) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; except that each Portfolio may concentrate in an Underlying Fund. However, each underlying Scudder Fund in which each Portfolio will invest may concentrate its investments in a particular industry;

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities;

(6) purchase physical commodities or contracts relating to physical commodities; or

(7) make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Portfolio which, under the 1940 Act, as amended, and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Portfolio.

The Trustees of the Trust have voluntarily adopted certain policies and restrictions, which are observed in the conduct of each Portfolio's affairs. These represent intentions of the Trustees based upon current circumstances. Such non-fundamental policies may be changed or amended by the Trustees of the Trust without prior notice to or approval of shareholders.

As a matter of non-fundamental policy, each Portfolio currently does not intend to:

(a) invest in companies for the purpose of exercising management or control;

(b)      borrow money in an amount  greater  than 5% of its total assets  except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Portfolio's registration statement which may be deemed to be borrowings;

The Portfolios will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of a Portfolio's net assets valued at the time of the transaction would be invested in such securities.

To meet federal tax requirements for qualification as a regulated investment company, each Portfolio must limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of its total assets are invested in the securities (other than US Government securities or securities of a regulated investment company) of a single issuer, and (2) at least 50% of its total assets is represented by cash, government securities, securities of other regulated investment companies, and other securities of any issuer that does not represent more than 5% of the Portfolio's assets or more than 10% of the issuer's voting securities.

              INVESTMENT POLICIES AND TECHNIQUES FOR THE PORTFOLIOS

General Investment Objectives and Policies

Except as otherwise indicated, each Portfolio's investment objectives and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in a Portfolio's investment objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that each Portfolio's objectives will be met.

The Portfolios are professionally managed portfolios which allocate their investments among select funds in the Scudder Family of Funds (the "Underlying Scudder Funds"). Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Underlying Scudder Funds may engage (such as short selling, hedging, etc.) or a financial instrument which the Underlying Scudder Funds may purchase (such as options, etc.) are meant to describe the spectrum of investments that the Advisor in its discretion, might, but is not required to, use in managing a fund's assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more funds, but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a fund, but, to the extent employed, could from time to time have a material impact on a fund's performance. It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein, and in the Portfolio's applicable prospectus.

Each Portfolio is designed for investors seeking a distinct investment style: a conservative investment approach ("Pathway Series: Conservative Portfolio"), a balance of growth and income ("Pathway Series: Moderate Portfolio") or growth of capital ("Pathway Series: Growth Portfolio" and "Pathway Series Growth Plus Portfolio"). The Portfolios have been created in response to increasing demand by mutual fund investors for a simple and effective means of structuring a diversified mutual fund investment program suited to their general needs. As has been well documented in the financial press, the proliferation of mutual funds over the last several years has left many investors confused and in search of a simpler means to manage their investments. Many mutual fund investors realize the value of diversifying their investments in a number of mutual funds (e.g., a money market fund for liquidity and price stability, a growth fund for long-term appreciation, an income fund for current income and relative safety of principal), but need professional management to decide such questions as which mutual funds to select, how much of their assets to commit to each fund and when to allocate their selections. The Portfolios will allow investors to rely on Deutsche Investment Management Americas, Inc. (the "Advisor") to determine (within clearly explained parameters) the amount to invest in each of several Underlying Scudder Funds and the timing of such investments. The Portfolios may each borrow money for temporary, emergency or other purposes, including investment leverage purposes, as determined by the Trustees. The 1940 Act requires borrowings to have 300% asset coverage. The Portfolios may each also enter into reverse repurchase agreements. The Portfolios may also invest in money market instruments to provide for redemptions and for temporary or defensive purposes. It is impossible to accurately predict how long such alternate strategies may be utilized.

The investment objectives of the Portfolios are as follows:

Conservative Portfolio

The Conservative Portfolio seeks current income and, as a secondary objective, long-term growth of capital. This portfolio may be suitable for investors with an investment time horizon of 3-5 years.

Moderate Portfolio

The Moderate Portfolio seeks a balance of current income and growth of capital. This portfolio may be suitable for investors with an investment time horizon of 5-10 years.

Growth Portfolio

The Growth Portfolio seeks long-term growth of capital, with current income as a secondary objective. This portfolio may be suitable for investors with an investment time horizon of 10-15 years or more.

Growth Plus Portfolio

The Growth Plus Portfolio seeks long-term growth of capital. This portfolio may be suitable for investors with an investment time horizon of 15 years or longer.

Master/feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for the Portfolios while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets through a master/feeder fund structure. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

The Underlying Scudder Funds

Each Portfolio will purchase or sell securities to: (a) accommodate purchases and sales of the Portfolio's shares, (b) change the percentages of the Portfolio's assets invested in each of the Underlying Scudder Funds in response to changing market conditions, and (c) maintain or modify the allocation of the Portfolio's assets in accordance with the investment mixes described below.


Portfolio managers will allocate Portfolio assets among the Underlying Scudder Funds in accordance with predetermined percentage ranges, based on the Advisor's outlook for the financial markets, the world's economies and the relative performance potential of the Underlying Scudder Funds. The Underlying Scudder Funds have been selected to represent a broad spectrum of investment options for the Portfolios, subject to the following investment ranges: (Conservative) 25-55% equity mutual funds, 45-75% fixed income mutual funds; (Moderate) 45-75% equity mutual funds, 25-55% fixed income mutual funds; (Growth) 60-90% equity mutual funds, 10-40% fixed income mutual funds and (Growth Plus) 70-100% equity mutual funds, 0-30% fixed income mutual funds.

Risk Factors of Underlying Scudder Funds

In pursuing their investment objectives, each of the Underlying Scudder Funds is permitted investment strategies in a wide range of investment techniques. The Underlying Scudder Funds' risks are determined by the nature of the securities held and the portfolio management strategies used by the Advisor. Further information about the Underlying Scudder Funds is contained in the prospectuses of such funds. Because each Portfolio invests in certain of the Underlying Scudder Funds, shareholders of each Portfolio will be affected by the portfolio management strategies and investment policies of the Underlying Scudder Funds in direct proportion to the amount of assets the Portfolio allocates to each Underlying Scudder Fund.

The following is a list of the Underlying Scudder Funds in which the Portfolios may invest.

Conservative Portfolio            Moderate Portfolio              Growth Portfolio                Growth Plus Portfolio
Underlying Scudder Funds          Underlying Scudder Funds        Underlying Scudder Funds        Underlying Scudder Funds
------------------------          ------------------------        ------------------------        ------------------------

                                                                                                  Equity Mutual Funds
Fixed-Income Mutual Funds         Equity Mutual Funds             Equity Mutual Funds             Scudder Aggressive Growth
Scudder Cash Investment Trust     Scudder 21st Century Growth     Scudder 21st Century Growth     Fund
Scudder Emerging Markets Income       Fund                            Fund                        Scudder Balanced Fund
   Fund                           Scudder Aggressive Growth       Scudder Aggressive Growth Fund  Scudder Blue Chip Fund
Scudder Fixed Income Fund             Fund                        Scudder Balanced Fund           Scudder Capital Growth Fund
Scudder Global Bond Fund          Scudder Balanced Fund           Scudder Blue Chip Fund          Scudder Development Fund
Scudder GNMA Fund                 Scudder Blue Chip Fund          Scudder Capital Growth Fund     Scudder Equity 500 Index
Scudder High Income Opportunity   Scudder Capital Growth Fund     Scudder Development Fund        Fund
   Fund                           Scudder Development Fund        Scudder Emerging Markets        Scudder Emerging Markets
Scudder High Income Plus Fund     Scudder Emerging Markets            Growth Fund                 Growth Fund
Scudder Income Fund                   Growth Fund                 Scudder Equity 500 Index Fund   Scudder Flag Communications
Scudder Money Market Series --     Scudder Equity 500 Index Fund   Scudder Flag Investors          Fund
   Institutional Shares           Scudder Flag Investors              Communications Fund         Scudder Flag Equity
Scudder Short Duration Fund           Communications Fund         Scudder Flag Investors Equity   Partners Fund
Scudder Short-Term Bond Fund      Scudder Flag Investors Equity       Partners Fund               Scudder Flag Value Builder
                                      Partners Fund               Scudder Flag Investors Value    Fund
                                  Scudder Flag Investors Value        Builder Fund                Scudder Global Fund
Equity Mutual Funds                   Builder Fund                Scudder Global Discovery Fund   Scudder Global Discovery
Scudder 21st Century Growth Fund  Scudder Global Discovery Fund   Scudder Global Fund             Fund
Scudder Aggressive Growth Fund    Scudder Global Fund             Scudder Gold and Precious       Scudder Gold and Precious
Scudder Balanced Fund             Scudder Gold and Precious           Metals Fund                 Metals Fund
Scudder Blue Chip Fund                Metals Fund                 Scudder Greater Europe Growth   Scudder Greater Europe
Scudder Capital Growth Fund       Scudder Greater Europe Growth       Fund                        Growth Fund
Scudder Development Fund              Fund                        Scudder Growth and Income Fund  Scudder Growth and Income
Scudder Emerging Markets Growth   Scudder Growth and Income Fund  Scudder Health Care Fund        Fund
   Fund                           Scudder Health Care Fund        Scudder International Equity    Scudder Health Care Fund
Scudder Equity 500 Index Fund     Scudder International Equity        Fund                        Scudder-Dreman High Return
Scudder Flag Investors                Fund                        Scudder International Fund      Equity Fund
   Communications Fund            Scudder International Fund      Scudder International Select    Scudder International Fund
Scudder Flag Investors Equity     Scudder International Select        Equity Fund                 Scudder International
   Partners Fund                      Equity Fund                 Scudder Japanese Equity Fund    Equity Fund
Scudder Flag Investors Value      Scudder Japanese Equity Fund    Scudder Large Cap Value Fund    Scudder International
   Builder Fund                   Scudder Large Cap Value Fund    Scudder Large Company Growth    Select Equity Fund
Scudder Global Discovery Fund     Scudder Large Company Growth        Fund                        Scudder Japanese Equity
Scudder Global Fund                   Fund                        Scudder Large Company Value     Fund
Scudder Gold and Precious         Scudder Large Company Value         Fund                        Scudder Large Cap Value Fund
   Metals Fund                        Fund                        Scudder Latin America Fund      Scudder Large Company
Scudder Greater Europe Growth     Scudder Latin America Fund      Scudder Micro Cap Fund          Growth Fund
   Fund                           Scudder Micro Cap Fund          Scudder Mid Cap Growth Fund     Scudder Large Company Value
Scudder Growth and Income Fund    Scudder Mid Cap Growth Fund     Scudder Pacific Opportunities   Fund
Scudder Health Care Fund          Scudder Pacific Opportunities       Fund                        Scudder Latin America Fund
Scudder International Equity          Fund                        Scudder RREEF Real Estate       Scudder Micro Cap Fund
   Fund                           Scudder RREEF Real Estate           Securities Fund             Scudder Mid Cap Growth Fund
Scudder International Fund            Securities Fund             Scudder S&P 500 Index Fund      Scudder Pacific
Scudder International Select      Scudder S&P 500 Index Fund      Scudder Select 500 Fund         Opportunities Fund
   Equity Fund                    Scudder Select 500 Fund         Scudder Small Cap Growth Fund   Scudder RREEF Real Estate
Scudder Japanese Equity Fund      Scudder Small Cap Growth Fund   Scudder Small Company Stock     Sec Fund
Scudder Large Cap Value Fund      Scudder Small Company Stock         Fund                        Scudder Select 500 Fund
Scudder Large Company Growth          Fund                        Scudder Small Company Value     Scudder S&P 500 Index Fund
   Fund                           Scudder Small Company Value         Fund                        Scudder Small Cap Growth
Scudder Large Company Value Fund      Fund                        Scudder Technology Fund         Fund
Scudder Latin America Fund        Scudder Technology Fund         Scudder Technology Innovation   Scudder-Dreman Small Cap
Scudder Micro Cap Fund            Scudder Technology Innovation       Fund                        Value Fund
Scudder Mid Cap Growth Fund           Fund                        Scudder-Dreman High Return      Scudder Small Company Stock
Scudder Pacific Opportunities     Scudder-Dreman High Return          Equity Fund                 Fund
   Fund                               Equity Fund                 Scudder-Dreman Small Cap        Scudder Small Company Value
Scudder RREEF Real Estate         Scudder-Dreman Small Cap            Value Fund                  Fund
   Securities Fund                    Value Fund                                                  Scudder Technology
Scudder S&P 500 Index Fund                                                                        Innovation Fund
Scudder Select 500 Fund                                           Fixed-Income Mutual Funds       Scudder Technology Fund
Scudder Small Cap Growth Fund     Fixed-Income Mutual Funds       Scudder Emerging Markets        Scudder 21st Century Growth
Scudder Small Company Stock Fund  Scudder Emerging Markets            Income Fund                 Fund
Scudder Small Company Value Fund      Income Fund                 Scudder Fixed Income Fund
Scudder Technology Fund           Scudder Fixed Income Fund       Scudder Global Bond Fund
Scudder Technology Innovation     Scudder Global Bond Fund        Scudder GNMA Fund                 Fixed-Income Mutual Funds
   Fund                           Scudder GNMA Fund               Scudder High Income             Scudder Emerging Markets
Scudder-Dreman High Return        Scudder High Income                 Opportunity Fund            Income Fund
   Equity Fund                        Opportunity Fund            Scudder High Income Plus Fund   Scudder Fixed Income Fund
Scudder-Dreman Small Cap Value    Scudder High Income Plus Fund   Scudder Income Fund             Scudder Global Bond Fund
   Fund                           Scudder Income Fund             Scudder Short-Term Bond Fund    Scudder GNMA Fund
                                  Scudder Short-Term Bond Fund    Scudder Short Duration Fund     Scudder High Income
                                  Scudder Short Duration Fund     Scudder Cash Investment Trust   Opportunity Fund
                                  Scudder Cash Investment Trust   Scudder Money Market Series --  Scudder High Income Plus
                                  Scudder Money Market Series --       Institutional Shares       Fund
                                        Institutional Shares                                      Scudder Income Fund
                                                                                                  Scudder Short Term Bond
                                                                                                  Fund
                                                                                                  Scudder Short Duration Fund
                                                                                                  Scudder Cash Investment
                                                                                                  Trust
                                                                                                  Scudder Money Market Series
                                                                                                  --
                                                                                                  Institutional Shares



Scudder Aggressive Growth Fund. The fund seeks capital appreciation through the use of aggressive investment techniques. The fund normally invests at least 65% of total assets in equities -- mainly common stocks -- of US companies. The fund can invest in stocks of small, mid-sized and large companies of any market sector, and may invest in initial public offerings (IPOs) and in growth-oriented market sectors, such as the technology sector. In fact, the fund's stock selection methods may at times cause it to invest more than 25% of its total assets in a single sector. A sector is typically made up of numerous industries.

Scudder Balanced Fund. The fund seeks a balance of growth and income from a diversified portfolio of equity and fixed-income securities. In deciding which types of securities to buy and sell, the fund managers first analyze the overall financial climate, including interest rates, capital flows and inflation, among other factors. They then weigh the relative attractiveness of stocks compared to bonds and decide on allocations for each. The fund normally invests 50% to 75% of net assets in common stocks and other equities and 25% to 50% of net assets in investment grade bonds and other fixed income securities. At all times the fund invests at least 25% of net assets in fixed-income senior securities.

Scudder Blue Chip Fund. The fund seeks growth of capital and of income. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of 12/31/03, the S&P 500 Index had a median market capitalization of $9.03 billion) and that the portfolio managers consider to be "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industry and strong management.

Scudder Cash Investment Trust. The fund seeks to maintain stability of capital and, consistent with that, to maintain liquidity of capital and to provide current income. The fund pursues its goal by investing exclusively in high quality short-term securities, as well as repurchase agreements. The fund buys US government debt obligations, money market instruments and other debt obligations that, at the time of purchase, (1) have received the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs); (2) have received the two highest short-term ratings from one NRSRO (if only one organization rates the security); (3) are unrated, but are determined to be of similar quality by the Advisor; or (4) have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the Advisor. Working in conjunction with a credit analyst, the portfolio managers screen potential securities and develop a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

Scudder Capital Growth Fund. The fund seeks to provide long-term capital growth while actively seeking to reduce downside risk as compared with other growth mutual funds. The fund normally invests at least 65% of total assets in equities, mainly common stocks of US companies. Although the fund can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") or the Russell 1000 Growth Index (as of October 31, 2003, the S&P 500 Index and the Russell 1000 Growth Index had median market capitalizations of $8.48 billion and $ 3.73 billion, respectively). Although the fund may invest in companies of any size, the fund intends to invest primarily in companies whose market capitalizations fall within the normal range of these indexes. In addition, the fund does not invest in securities issued by tobacco-producing companies.

Scudder Development Fund. The fund seeks long-term capital appreciation by investing primarily in US companies with the potential for above-average growth. These investments are in equities of companies of any size, mainly common stocks.

Scudder Emerging Markets Growth Fund. The fund seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in emerging market equities (equities traded mainly in emerging markets, or issued by companies that are organized in emerging markets or have more than half of their business there). The fund invests primarily in common stocks. The fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

Scudder Emerging Markets Income Fund. The fund seeks to provide high current income and, secondarily, long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in high-yield bonds and other debt securities issued by governments and corporations in emerging market countries (i.e., the issuer is traded mainly in an emerging market, is organized under the laws of an emerging market country or is a company with more than half of its business in emerging markets), or the return on which is derived primarily from emerging markets. The fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the following: the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities. Historically, the managers have tended to emphasize Latin America, but may also invest in Asia, Africa, the Middle East and Eastern Europe. To help manage risk, the fund invests at least 65% of total assets in US dollar-denominated securities. The fund also does not invest more than 40% of total assets in any one country. The fund may invest up to 20% of net assets in debt securities from developed markets and up to 20% of net assets in US debt securities, including those that are rated below investment-grade.

Scudder Equity 500 Index Fund. The fund is a feeder fund that invests all of its assets in a master portfolio with the same objective as the fund. The fund, through the master portfolio, seeks to replicate, before expenses, the risk and return characteristics of the S&P 500 Index. The fund invests, through the master portfolio, primarily in common stocks of companies that comprise the S&P 500 Index, in approximately the same weightings as the S&P 500 Index. The fund may also invest in derivative instruments, such as stock index futures contracts and options relating to the benchmark. The fund's portfolio management team uses quantitative analysis techniques to structure the fund to obtain a high correlation to the S&P 500 Index, while remaining as fully invested as possible in all market environments. However, the composition of the S&P 500 Index and the fund may occasionally diverge.

Scudder Flag Investors Equity Partners Fund. The fund seeks to achieve long-term growth of capital and, secondarily, current income. The fund seeks to achieve its objectives by investing primarily in a diversified portfolio of common stocks. Under normal circumstances, the fund will invest at least 80% of its assets, valued at the time the security is purchased, in a diversified portfolio of common stocks.

Scudder Flag Investors Value Builder Fund. The fund sees to maximize total return through a combination of long-term growth of capital and current income. The fund seeks to achieve its objective by investing primarily in a portfolio of common stocks and corporate bonds. Under normal market conditions, between 40% and 75% of the fund's assets will be invested in common stocks and at least 25% of the fund's assets will be invested in bonds. In selecting investments for the fund, the fund's investment advisor and subadvisor determine the relative percentages of assets to be invested in common stocks and bonds based on their judgment as to general market and economic conditions, trends in yields and interest rates, and changes in fiscal and monetary policy.

Scudder Flag Investors Communications Fund. The fund seeks to maximize total return. Under normal circumstances, the fund will invest at least 80% of its net assets, at the time the security is purchased, in securities of companies in the communications field. The fund normally focuses on the securities of companies that are engaged in the research, development, manufacture or sale of communications services, technology, equipment or products.

Scudder Fixed Income Fund. The fund seeks a high level of income consistent with the preservation of capital. The fund invests for current income, not capital appreciation. While we seek current income, we cannot offer any assurance of achieving this objective. The fund's objective is not a fundamental policy.

Scudder Global Fund. The fund seeks long-term growth of capital while actively seeking to reduce downside risk as compared with other global growth funds. The fund invests at least 65% of its total assets in US and foreign equities (equities issued by US and foreign-based companies). Most of the fund's equities are common stocks. Although the fund can invest in companies of any size and from any country, it generally focuses on established companies in countries with developed economies. The fund does not invest in securities issued by tobacco-producing companies.

Scudder Global Bond Fund. The fund seeks total return, with an emphasis on current income; capital appreciation is a secondary goal. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of issuers from around the world, including the United States. The fund normally invests at least 65% of total assets in investment-grade bonds. The fund can buy many types of income-producing securities, among them US and foreign government bonds, corporate bonds and mortgage- and asset-backed securities.


Scudder Global Discovery Fund. The fund seeks above-average capital appreciation over the long term. The fund invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the Salomon Brothers Broad Market Index). The fund generally focuses on countries with developed economies (including the US). As of December 31, 2003, companies in which the fund invests typically had a market capitalization of between $500 million and $5 billion.


Scudder GNMA Fund. The fund seeks to produce a high level of income while actively seeking to reduce downside risk compared with other GNMA mutual funds. It does this by investing at least 80% of net assets in "Ginnie Maes": mortgage-backed securities that are issued or guaranteed by the Government National Mortgage Association (GNMA). The fund also invests in US Treasury securities. With both types of securities, the timely payment of interest and principal is guaranteed by the full faith and credit of the US Government. In addition, the fund does not invest in securities issued by tobacco-producing companies.

Scudder Gold and Precious Metals Fund. Under normal circumstances, the fund seeks maximum return (principal change and income) by investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of US and foreign companies engaged in activities related to gold, silver, platinum, diamonds or other precious metals and minerals, and in gold coin and bullion directly. These companies may be involved in activities such as exploration, mining, fabrication, processing and distribution.

Scudder Greater Europe Growth Fund. Under normal circumstances, the fund seeks long-term growth of capital by investing at least 80% of its total assets, plus the amount of any borrowings for investment purposes, in European common stocks and other equities (equities that are traded mainly on European markets or are issued by companies organized under the laws of Europe or do more than half of their business there). Although the fund may invest in equities of any size or European country, it tends to focus on common stocks of multinational companies in industrialized Western and Southern European countries such as France, Italy, Germany, the Netherlands and the United Kingdom.

Scudder Growth and Income Fund. The fund seeks long-term growth of capital, current income and growth of income while actively seeking to reduce downside risk as compared with other growth and income funds. The fund invests at least 65% of total assets in equities, mainly common stocks. Although the fund can invest in companies of any size and from any country, it invests primarily in large US companies. The fund does not invest in securities issued by tobacco-producing companies.

Scudder Health Care Fund. The fund seeks long-term growth of capital by investing, under normal circumstances, at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector. For purposes of the fund's 80% investment policy, companies in the health care sector must commit at least half of their assets to the health care sector, or derive at least half of their revenues or net income from that sector. The industries in the health care sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. The companies may be of any size. The fund will invest in securities of US companies, but may invest in foreign companies as well.

Scudder High Income Opportunity Fund. The fund seeks to provide total return through high current income and capital appreciation. It does this by investing mainly in lower rated, higher yielding corporate bonds, often called junk bonds. Generally, most are from US issuers, but up to 25% of total assets could be in bonds denominated in US dollars or foreign currencies from foreign issuers. To enhance total return, the fund may invest up to 20% of total assets in common stocks and other equities, including, among others, preferred stock, convertible securities and real estate investment trusts (REITs).

Scudder High Income Plus Fund. The fund seeks high current income and, as a secondary objective, capital appreciation. Under normal conditions, the fund invests at least 65% of its total assets in US dollar-denominated, domestic and foreign below investment grade fixed income securities (junk bonds), including those whose issuers are located in countries with new or emerging securities markets. The fund considers an emergency securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade.


Scudder-Dreman High Return Equity Fund. The fund seeks to achieve a high rate of total return. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks). The fund focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2003, the S&P 500 Index had a median market capitalization of $9.03 billion) and that the portfolio managers believe are undervalued. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the fund can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.


Scudder Income Fund. The fund seeks to provide high income while managing its portfolio in a way that is consistent with the prudent investment of shareholders' capital. The fund primarily invests in US dollar-denominated investment grade fixed income securities, including corporate bonds, US government and agency bonds and mortgage- and asset-backed securities. A significant portion of the fund's assets may also be allocated among foreign investment grade fixed income securities, high yield bonds of US and foreign issuers (including high yield bonds of issuers in countries with new or emerging securities markets), or, to maintain liquidity, in cash or money market instruments. The fund normally invests at least 65% of total assets in high grade US bonds (those considered to be in the top three grades of credit quality). The fund may invest up to 25% of its total assets in foreign investment grade bonds (those considered to be in the top four grades of credit quality). These securities may be denominated in either US dollars or foreign currencies and may be either corporate bonds or sovereign debt.

Scudder International Fund. The fund seeks long-term growth of capital by investing at least 65% of its total assets in foreign equities (equities issued by foreign-based companies and listed on foreign exchanges). Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States).

Scudder International Equity Fund. The fund seeks long-term capital appreciation. The fund pursues its investment objective by investing substantially all of its assets in a master portfolio, the International Equity Portfolio ("IEP"), a separate mutual fund which has the same investment objective and policies as the fund. Under normal circumstances, the fund, through the IEP, invests at least 80% of its assets, at the time we purchase the securities, in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. The IEP invests for capital appreciation, not income; any dividend or interest income is incidental to the pursuit of that goal. While we give priority to capital appreciation, we cannot offer any assurance of achieving this goal. The fund's goal is not a fundamental policy.

Scudder International Select Equity Fund. The fund seeks capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics.

Scudder Japanese Equity Fund. The fund seeks high capital appreciation. The fund is a feeder fund in a master/feeder arrangement. The fund pursues its investment objective by investing substantially all of its assets in a master portfolio, the Japanese Equity Portfolio of Scudder Investors Portfolios Trust (the "Portfolio"), a separate mutual fund which has the same investment objective and policies as the fund. Under normal circumstances, the fund, through the Portfolio, seeks to achieve its objective by investing at least 80% of its assets, at the time a security is purchased, in Japanese securities (securities issued by companies organized under the laws of Japan or their affiliates, or by a company that derives more than half of its revenues from Japan). The Portfolio invests primarily in common stocks of companies of any size, including up to 30% of net assets in smaller companies that are traded over-the-counter.


Scudder Large Cap Value Fund. The fund seeks long-term capital appreciation, with current income as a secondary objective. The fund normally invests at least 65% of total assets in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 Value Index (as of December 31, 2003, the Russell 1000 Value Index had a median market capitalization of $3.717 billion and that the portfolio managers believe are undervalued. These are typically companies that have been sound historically but are temporarily out of favor. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector).


Scudder Large Company Growth Fund. The fund seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large US companies that are similar in size to the companies in the Russell 1000 Growth Index (as of October 31, 2003, the Russell 1000 Growth Index had a median market capitalization of $3.73 billion). The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. These investments are in equities, mainly common stocks.

Scudder Large Company Value Fund. The fund seeks maximum long-term capital appreciation through a value-oriented investment approach. It does this by investing, under normal circumstances, at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of large US companies that are similar in size to the companies in the Russell 1000 Value Index (as of October 31, 2003, the Russell 1000 Value Index had a median market capitalization of $3.46 billion) and that portfolio managers believe are undervalued. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

Scudder Latin America Fund. Under normal circumstances, the fund seeks long-term capital appreciation by investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in Latin American common stocks and other equities (equities that are traded mainly on Latin American markets, issued or guaranteed by a Latin American government or issued by a company organized under the laws of a Latin American country or any company with more than half of its business in Latin America). Latin America is defined as Mexico, Central America, South America and the Spanish-speaking islands of the Caribbean. Although the fund may invest in any Latin American country, it expects to invest primarily in common stocks of established companies in Argentina, Brazil, Chile, Colombia, Mexico, Panama and Peru.

Scudder Micro Cap Fund. The fund seeks capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in stocks and other securities with equity characteristics of US micro capitalization companies. For the purposes of this 80% limitation, the micro capitalization equity universe is defined as the bottom 5% of the total domestic equity market capitalization (at the time of investment) using a minimum market capitalization of $10 million. The fund may invest up to 20% of its total assets in the securities of foreign companies that would be considered to be in the bottom 5% in terms of market capitalization in the US equity market (subject to a $10 million market capitalization minimum).

Scudder Mid Cap Growth Fund. The fund seeks long-term capital growth. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in companies with market caps within the market capitalization range of the S&P Mid-Cap 400 Index or securities with equity characteristics that provide exposure to those companies. It may also invest in convertible securities when it is more advantageous than investing in a company's common stock. The managers believe these companies contain the greatest concentration of businesses with significant growth prospects.

Scudder Money Market Series -- Institutional Money Market Shares. The fund seeks as high a level of current income as is consistent with liquidity, preservation of capital and the fund's investment policies. The fund pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements.

Scudder Pacific Opportunities Fund. Under normal circumstances, the fund seeks long-term growth of capital by investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in Pacific Basin common stocks and other equities (equities that are traded mainly on Pacific Basin markets, issued by companies organized under the laws of a Pacific Basin country or issued by any company with more than half of its business in the Pacific Basin). Pacific Basin countries include Australia, the People's Republic of China, India, Indonesia, Malaysia, New Zealand, the Philippines, Sri Lanka, Pakistan and Thailand, as well as Hong Kong, Singapore, South

Korea and Taiwan -- the so-called "four tigers." The fund generally intends to focus on common stocks from the region's smaller emerging markets and does not invest in Japan.

Scudder RREEF Real Estate Securities Fund. The fund's investment objective is long-term capital appreciation and current income. The fund invests primarily in real estate securities. Under normal circumstances, the fund intends to keep at least 80% of its net assets, plus the amount of any borrowing for investment purposes (calculated at the time of any investment), invested in equity securities of real estate investment trusts ("REITs") and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

Scudder S&P 500 Index Fund. The fund seeks returns that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The fund is a feeder fund in a master/feeder fund arrangement. The fund pursues its investment objective by investing substantially all of its assets in a master portfolio, the Equity 500 Index Portfolio, which has the same investment objective and is subject to the same investment risks as the fund. Under normal circumstances, the Equity 500 Index Portfolio invests at least 80% of its assets, determined at the time of purchase, in the common stocks of companies that are included in the S&P 500 Index.

Scudder Select 500 Fund. The fund seeks long-term growth and income by investing at least 80% of total assets in common stocks of companies that are included in the Standard & Poor's 500 Index (S&P 500 Index) (as of March 31, 2004, the S&P 500 Index had a median market capitalization of $9.40 billion). The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the S&P 500 Index. The S&P 500 Index is one of the most widely used measures of US equity performance.

Scudder Short-Term Bond Fund. The fund seeks to provide high income while managing its portfolio in a way that is consistent with maintaining a high degree of stability of shareholders' capital. It does this by investing primarily in high quality bonds with short remaining maturities. The fund can buy many types of income-producing securities, among them corporate bonds, mortgage- and asset-backed securities and government securities. Generally, most are from US issuers, but bonds of foreign issuers are permitted. Mortgage- and asset-backed securities may represent a substantial portion of the fund's assets because of their potential to offer high yields while also meeting the fund's quality policies.

Scudder Short Duration Fund. The fund seeks a high level of income consistent with the preservation of capital. The fund invests for current income, not capital appreciation. While we seek current income, we cannot offer any assurance of achieving this objective. The fund's objective is not a fundamental policy.

Scudder Small Cap Growth Fund. The fund seeks long-term capital growth. The fund invests for capital growth, not income; any dividend or interest income is incidental to the pursuit of its goal. While we give priority to capital growth, we cannot offer any assurance of achieving this goal. The fund's goal is not a fundamental policy.

Scudder Small Company Stock Fund. The fund seeks to provide long-term capital growth while actively seeking to reduce downside risk as compared with other small company stock funds. It does this by investing, under normal circumstances, at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of small US companies with potential for above-average long-term capital growth. These companies are similar in size to the companies in the Russell 2000 Index (as of October 31, 2003, the Russell 2000 Index had a median market capitalization of $440.2 million). The fund intends to invest in companies whose market capitalizations fall within the normal range of the Index.

Scudder Small Company Value Fund. The fund seeks long-term growth of capital by investing, under nor-mal circumstances, at least 90% of total assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies. These are companies that are similar in size to those in the Russell 2000 Value Index (as of October 31, 2003, the Russell 2000 Value Index had a median market capitalization of $428 million). The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

Scudder-Dreman Small Cap Value Fund. The fund seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the fund defines as companies that are similar in market value to those in the Russell 2000 Index (as of December 31, 2003, the Russell 2000 Index had a median market capitalization of $468 million). The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.


Scudder Technology Fund. The fund seeks growth of capital. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of US companies in the technology sector. For purposes of the fund's 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semi-conductors, software, telecom equipment and computers/hardware. The fund may invest in companies of any size.

Scudder Technology Innovation Fund. Under normal circumstances, the fund seeks long-term growth of capital by investing at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the fund's 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector, or derive at least half of their revenues or net income from that sector. The industries in the technology sector include computers (including software, hardware and Internet-related businesses), computer services, telecommunications and semi-conductors. The companies may be of any size. The fund will invest in securities of US companies, but may invest in foreign companies as well.

Scudder 21st Century Growth Fund. The fund seeks long-term growth of capital by investing in common stocks of emerging growth companies that the advisor believes are poised to be leaders in the new century. The fund typically invests at least 80% of total assets in common stocks of companies that are similar in size to those in the Russell 2000 Growth Index (as of September 30, 2003, the Russell 2000 Growth Index had a median market capitalization of $392 million). The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

           INVESTMENT POLICIES AND TECHNIQUES OF THE UNDERLYING FUNDS

Adjustable Rate Securities. The interest rates paid on the adjustable rate securities in which a fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on US Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

The Mortgage-Backed Securities either issued or guaranteed by GNMA, FHLMC or FNMA ("Certificates") are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA's, FHLMC's or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., a fund). The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the US Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage-Backed Securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, they are generally considered to offer minimal credit risks. The yields provided by these Mortgage-Backed Securities have historically exceeded the yields on other types of US Government Securities with comparable maturities in large measure due to the prepayment risk discussed below.

If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments by a fund to exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. Also, a fund's net asset value could vary to the extent that current yields on Mortgage-Backed Securities are different than market yields during interim periods between coupon reset dates.

During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a fund. Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. As with other Mortgage-Backed Securities, interest rate declines may result in accelerated prepayment of mortgages, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

One additional difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgage securities, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a specified, published interest rate index. The amount of interest due to an adjustable rate mortgage security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

Asset-Backed Securities. Asset backed securities may include pools of mortgages ("mortgage-backed securities"), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a fund's total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately, based on the nature of the underlying assets, according to the following categories: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel and capital and mortgage lending. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the funds to dispose of any then existing holdings of such securities.

Asset-Indexed Securities. A fund may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. A fund will only enter into transactions in publicly traded asset-indexed securities. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). A fund may purchase asset-indexed securities to the extent permitted by law.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. A fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although a fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

A fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will a fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of a fund's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund's limitation on investments in illiquid securities.

Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring-plan introduced by former US Secretary of the Treasury, Nicholas
F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in Argentina, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, the Philippines, Poland and Uruguay. Brady Bonds have been issued fairly recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by US Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds, with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative. Approximately $152 billion in Brady Bonds have been issued in Africa, Asia, Eastern Europe, Latin America and the Middle East, with over 90% of these Brady Bonds being denominated in US dollars.

Borrowing. As a matter of fundamental policy, a fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While each fund's Board of Directors/Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the funds' volatility and the risk of loss in a declining market. Borrowing by a fund will involve special risk considerations. Although the principal of a fund's borrowings will be fixed, a fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Collateralized Mortgage Obligations ("CMOs"). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The principal risk of CMOs results from the rate of prepayments on underlying mortgages serving as collateral and from the structure of the deal. An increase or decrease in prepayment rates will affect the yield, average life and price of CMOs.

Commercial Paper. Subject to its investment objectives and policies, a fund may invest in commercial paper issued by major corporations under the 1933 Act in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A fund also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by a fund's Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of a fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)).

Correlation of Gold and Gold Securities. The underlying fund's advisor believes that the value of the securities of firms that deal in gold will correspond generally, over time, with the prices of the underlying metal. At any given time, however, changes in the price of gold may not strongly correlate with changes in the value of securities related to gold, which are expected to constitute the principal part of a fund's assets. In fact, there may be periods in which the price of gold stocks and gold will move in different directions. The reason for this potential disparity is that political and economic factors, including behavior of the stock market, may have differing impacts on gold versus gold stocks.

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer-term bonds are, however, generally more volatile than bonds with shorter maturities.

Depositary Receipts. A fund may invest in sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global
Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a fund's investment policies, a fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.

A fund will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions.

Dollar rolls may be treated for purposes of the 1940 Act, as borrowings of a fund because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, thereby effectively charging a fund interest on its borrowing. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a fund's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Equities as a result of workouts. A fund may hold equity securities received in an exchange or workout of distressed lower-rated debt securities. A distressed security is a security that is in default or in risk of being in default.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

Foreign Currencies. Because investments in foreign securities will usually involve currencies of foreign countries, and because a fund may hold foreign currencies and forward foreign currency exchange contracts ("forward contracts"), futures contracts and options on futures contracts on foreign currencies, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs in connection with conversions between various currencies.

The strength or weakness of the US dollar against these currencies is responsible for part of a fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock in yen remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts (or options thereon) to purchase or sell foreign currencies. (See "Strategic Transactions and Derivatives" below.)

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a fund will invest in foreign fixed income securities based on the underlying funds' advisor's analysis without relying on published ratings. Since such investments will be based upon the underlying funds' advisor's analysis rather than upon published ratings, achievement of a fund's goals may depend more upon the abilities of the underlying funds' advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a fund, and thus the net asset value of a fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a fund's investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a fund's investments in foreign fixed income securities, and the extent to which a fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a fund. Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Foreign Investment. While a fund offers the potential for substantial appreciation over time, it also involves above-average investment risk in comparison to a mutual fund investing in a broad range of US equity securities. A fund is designed as a long-term investment and not for short-term trading purposes. A fund should not be considered a complete investment program, although it could serve as a core international holding for an individual's portfolio. A fund's net asset value, or price, can fluctuate significantly with changes in stock market levels, political developments, movements in currencies, global investment flows and other factors.

Foreign Securities. Investments in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, Inc. (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets is less than in the US and at times, volatility of price can be greater than in the US. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to a fund due to subsequent declines in value of the portfolio security or, if a fund has entered into a contract to sell the security, could result in a possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on US exchanges, although a fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, a fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the US. It may be more difficult for a fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a fund seeks to mitigate the risks associated with the foregoing considerations through diversification and continuous professional management.

Gold or Precious Metals Custody. Gold and other precious metals held by or on behalf of a fund may be held on either an allocated or an unallocated basis inside or outside the US Placing gold or precious metals in an allocated custody account gives the fund a direct interest in specified gold bars or precious metals, whereas an unallocated deposit does not and instead gives the Fund a right only to compel the counterparty to deliver a specific amount of gold or precious metals, as applicable. Consequently, a fund could experience a loss if the counterparty to an unallocated deposit arrangement becomes bankrupt or fails to deliver the gold or precious metals as requested. An allocated gold or precious metals custody account also involves the risk that the gold or precious metals will be stolen or damaged while in transit. Both allocated and unallocated arrangements require a fund as seller to deliver, either by book entry or physically, the gold or precious metals sold in advance of the receipt of payment.

High Yield/High Risk Bonds. A fund may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the underlying fund's advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A fund may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a fund's ability to dispose of particular issues and may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the underlying fund's advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a fund's investment objective by investment in such securities may be more dependent on the underlying fund's advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the underlying funds' advisor will determine whether it is in the best interests of a fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

A portion of the junk bonds acquired by a fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances a fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable a fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a fund's portfolio as the fund's assets increase (and thus have a more limited effect on the fund's performance).

Illiquid Securities and Restricted Securities. A fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

Each fund's Board has approved guidelines for use by its advisor in determining whether a security is liquid or illiquid. Among the factors an advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an "underwriter" for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund's decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell.

Indexed Securities. A fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which a fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

Interfund Borrowing and Lending Program. Each fund has received exemptive relief from the Securities and Exchange Commission (the "SEC"), which permits the funds to participate in an interfund-lending program among certain investment companies advised by the Advisor. The interfund-lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the funds are actually engaged in borrowing through the interfund lending program, such borrowings will comply with each fund's non-fundamental policies.

Inverse Floaters. A fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. A fund could lose money and its NAV could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.

Investing in Emerging Markets. A fund's investments in foreign securities may be in developed countries or in countries considered by a fund's advisor to have developing or "emerging" markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than US securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the US

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a fund due to subsequent declines in value of the portfolio security or, if a fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in US securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a fund of any restrictions on investments.

In the course of investment in emerging markets, a fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While a fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a fund to suffer a loss of value in respect of the securities in a fund's portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund's securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a fund's identification of such condition until the date of the SEC action, a fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund's Board.

Volume and liquidity in most foreign markets are less than in the US, and securities of many foreign companies are less liquid and more volatile than securities of comparable US companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on US exchanges, although a fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the US Mail service between the US and foreign countries may be slower or less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

A fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a fund defaults, a fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which a fund makes its investments. A fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to a fund or to entities in which a fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect a fund's assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Investing in Latin America. Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, a fund could lose its entire investment in any such country.

The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the US Disclosure and regulatory standards are in many respects less stringent than US standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers compared to volume of trading in the securities of US issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

Some Latin American countries also may have managed currencies, which are not free floating against the US dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the US dollar. Any devaluations in the currencies in which fund investments are denominated may have a detrimental impact on a fund's net asset value.

The economies of individual Latin American countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on an economy, although some have begun to control inflation in recent years through prudent economic policies. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to a fund at a higher rate than those imposed by other foreign countries. This may reduce a fund's investment income available for distribution to shareholders.

Investing in the Pacific Basin. Economies of individual Pacific Basin countries may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, interest rate levels, and balance of payments position. Of particular importance, most of the economies in this region of the world are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in the Pacific Basin.

With respect to the Peoples Republic of China and other markets in which a fund may participate, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments that could adversely impact a Pacific Basin country including a fund's investment in the debt of that country.

Foreign companies, including Pacific Basin companies, are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to US companies. Consequently, there may be less publicly available information about such companies than about US companies. Moreover, there is generally less government supervision and regulation in the Pacific Basin than in the US.

Investing in Europe. Most Eastern European nations, including Hungary, Poland, Czechoslovakia, and Romania, have had centrally planned, socialist economies since shortly after World War II. A number of their governments, including those of Hungary, the Czech Republic, and Poland, are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and move toward free market economies. At present, no Eastern European country has a developed stock market, but Poland, Hungary, and the Czech Republic have small securities markets in operation. Ethnic and civil conflict currently rage through the former Yugoslavia. The outcome is uncertain.

Both the European Community (the "EC") and Japan, among others, have made overtures to establish trading arrangements and assist in the economic development of the Eastern European nations. A great deal of interest also surrounds opportunities created by the reunification of East and West Germany. Following reunification, the Federal Republic of Germany has remained a firm and reliable member of the EC and numerous other international alliances and organizations. To reduce inflation caused by the unification of East and West Germany, Germany has adopted a tight monetary policy which has led to weakened exports and a reduced domestic demand for goods and services. However, in the long-term, reunification could prove to be an engine for domestic and international growth.

The conditions that have given rise to these developments are changeable, and there is no assurance that reforms will continue or that their goals will be achieved.

Portugal is a genuinely emerging market which has experienced rapid growth since the mid-1980s, except for a brief period of stagnation over 1990-91. Portugal's government remains committed to privatization of the financial system away from one dependent upon the banking system to a more balanced structure appropriate for the requirements of a modern economy. Inflation continues to be about three times the EC average.

Economic reforms launched in the 1980s continue to benefit Turkey in the 1990s. Turkey's economy has grown steadily since the early 1980s, with real growth in per capita Gross Domestic Product (the "GDP") increasing more than 6% annually. Agriculture remains the most important economic sector, employing approximately 55% of the labor force, and accounting for nearly 20% of GDP and 20% of exports. Inflation and interest rates remain high, and a large budget deficit will continue to cause difficulties in Turkey's substantial transformation to a dynamic free market economy.

Like many other Western economies, Greece suffered severely from the global oil price hikes of the 1970s, with annual GDP growth plunging from 8% to 2% in the 1980s, and inflation, unemployment, and budget deficits rising sharply. The fall of the socialist government in 1989 and the inability of the conservative opposition to obtain a clear majority have led to business uncertainty and the continued prospects for flat economic performance. Once Greece has sorted out its political situation, it will have to face the challenges posed by the steadily increasing integration of the EC, including the progressive lowering of trade and investment barriers. Tourism continues as a major industry, providing a vital offset to a sizable commodity trade deficit.

Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries had expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that a fund's investments in Eastern Europe would not also be expropriated, nationalized or otherwise confiscated. Finally, any change in leadership or policies of Eastern European countries, or countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Investing in Africa. Africa is a continent of roughly 50 countries with a total population of approximately 840 million people. Literacy rates (the percentage of people who are over 15 years of age and who can read and write) are relatively low, ranging from 20% to 60%. The primary industries include crude oil, natural gas, manganese ore, phosphate, bauxite, copper, iron, diamond, cotton, coffee, cocoa, timber, tobacco, sugar, tourism, and cattle.

Many African countries are fraught with political instability. However, there has been a trend in recent years toward democratization. Many countries are moving from a military style, Marxist, or single party government to a multi-party system. Still, there remain many countries that do not have a stable political process. Other countries have been enmeshed in civil wars and border clashes.

Economically, the Northern Rim countries (including Morocco, Egypt, and Algeria) and Nigeria, Zimbabwe and South Africa are the wealthier countries on the continent. The market capitalization of these countries has been growing recently as more international companies invest in Africa and as local companies start to list on the exchanges. However, religious and ethnic strife has been a significant source of instability.

On the other end of the economic spectrum are countries, such as Burkinafaso, Madagascar, and Malawi, that are considered to be among the poorest or least developed in the world. These countries are generally landlocked or have poor natural resources. The economies of many African countries are heavily dependent on international oil prices. Of all the African industries, oil has been the most lucrative, accounting for 40% to 60% of many countries' GDP. However, general decline in oil prices has had an adverse impact on many economies.

Investing in Eastern Europe. Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict a fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the countries of the former Soviet Union.

Investments in such countries involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of East European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in East European countries. Finally, even though certain East European currencies may be convertible into US dollars, the conversion rates may be artificial to the actual market values and may be adverse to a fund.

Investment Company Securities. A fund may acquire securities of other investment companies to the extent consistent with its investment objective and the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment-Grade Bonds. When the Advisor believes that it is appropriate to do so in order to achieve a fund's objectives, a fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

Investment of Uninvested Cash Balances. A fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, a fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which the underlying fund's advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of
Section 12(d)(1) of the 1940 Act. Investment by a fund in shares of the Central Funds will be in accordance with a fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a fund's ability to manage Uninvested Cash.

A fund will invest Uninvested Cash in Central Funds only to the extent that a fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Loan Participations and Assignments. A fund may invest in fixed- and floating-rate loans ("Loans") arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("Lenders"). A fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of portions of Loans ("Assignments") from third parties. Participations typically will result in a fund having a contractual relationship only with the Lender and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A fund will acquire Participations only if the Lender interpositioned between a fund and the borrower is determined by the Advisor to be creditworthy.

When a fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning Lender.

A fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, a fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on a fund's ability to dispose of particular Assignments or Participations when necessary to meet a fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations may also make it more difficult for a fund to assign a value to those securities for purposes of valuing a fund's portfolio and calculating its net asset value.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Pursuant to Rule 2a-7 of the 1940 Act, money market funds effect sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under that Rule, a fund's Board has approved policies established by a fund's Advisor reasonably calculated to prevent a fund's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and a fund's Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the

Advisor of unrealized gains and losses in a fund's portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by a fund are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as "first tier securities." Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as "second tier securities." To ensure diversity of a fund's investments, a fund will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. A fund may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although a fund may not make more than one such investment at any time during such period. A fund may not invest more than 5% of its total assets in securities which were second tier securities when acquired by a fund. Further, a fund may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by a fund.

The assets of a fund consist entirely of cash items and investments having a stated maturity date of 397 calendar days or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the obligation). The term "Government securities," as used herein, means securities issued or guaranteed as to principal or interest by the US Government, its agencies or instrumentalities. The portfolio of a fund will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of a fund will vary according to the management's appraisal of money market conditions. A fund will invest only in securities determined by or under the direction of the Board to be of high quality with minimal credit risks.

Micro-Cap Companies. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Mining and Exploration. The business of gold mining by its nature involves significant risks and hazards, including environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and natural acts. The occurrence of any of these hazards can delay production, increase production costs and result in liability to the operator of the mines. A mining operation may become subject to liability for pollution or other hazards against which it has not insured or cannot insure, including those in respect of past mining activities for which it was not responsible.

Exploration for gold and other precious metals is speculative in nature, involves many risks and frequently is unsuccessful. There can be no assurance that any mineralisation discovered will result in an increase in the proven and probable reserves of a mining operation. If reserves are developed, it can take a number of years from the initial phases of drilling and identification of mineralisation until production is possible, during which time the economic feasibility of production may change. Substantial expenditures are required to establish ore reserves properties and to construct mining and processing facilities. As a result of these uncertainties, no assurance can be given that the exploration programs undertaken by a particular mining operation will actually result in any new commercial mining.

Mortgage-Backed Securities and Mortgage Pass-Through Securities. Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose a fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a fund, the prepayment right will tend to limit to some degree the increase in net asset value of a fund because the value of the mortgage-backed securities held by a fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a fund's shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned US Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the US Government) include Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the US Government.

FHLMC is a corporate instrumentality of the US Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the underlying fund's advisor determines that the securities meet a fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Other Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile Receivables(SM) ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the 1933 Act may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a fund to dispose of any then-existing holdings of such securities.

Participation Interests. A fund may purchase from financial institutions participation interests in securities in which the fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that the fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the underlying fund's advisor to be of comparable quality to those instruments in which a fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of a fund's participation interests in the security, plus accrued interest. As to these instruments, the fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Precious Metals. The Gold and Precious Metals Fund "concentrates" (for the purposes of the 1940 Act) its assets in securities related to gold and gold bullion and coins, which means that as a matter of fundamental policy, at all times, the fund invests at least 25% of total assets in securities related to gold and in gold directly. As a result, the fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives. In addition, when market conditions warrant, the fund reserves the freedom to concentrate its assets in securities related to other precious metals and in those metals directly. The fund may invest up to 25% of its assets in wholly-owned subsidiaries of the corporation which invest in gold, silver, platinum and palladium bullion and in gold and silver coins. The subsidiaries will incur expenses for the storage and insurance of precious metals purchased. However, the subsidiaries may realize capital gains from the sale of metals and may pay distributions to the fund from such gains. Currently, Scudder Precious Metals, Inc. is the Corporation's only subsidiary. Investments in precious metals and in precious metals-related securities and companies involve a relatively high degree of risk. Prices of gold and other precious metals can be influenced by a variety of global economic, financial and political factors and may fluctuate markedly over short periods of time. Among other things, precious metals values can be affected by changes in inflation, investment speculation, metal sales by governments or central banks, changes in industrial and commercial demand, and any governmental restrictions on private ownership of gold or other precious metals.

Real Estate Investment Trusts ("REITs"). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 (the "Code"), as amended, and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by a fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, a fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. A fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. A fund maintains a segregated account in connection with outstanding reverse repurchase agreements. A fund will enter into reverse repurchase agreements only when the advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of fund assets and its yield and may be viewed as a form of leverage.

Securities Backed by Guarantees. The portfolio may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund's ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a portfolio and affect its share price.

Securities with Put Rights. A fund may enter into put transactions with respect to obligations held in its portfolio with broker/dealers pursuant to a rule under the 1940 Act, and with commercial banks.

The right of a fund to exercise a put is unconditional and unqualified. A put is not transferable by a fund, although a fund may sell the underlying securities to a third party at any time. If necessary and advisable, a fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities). A fund expects, however, that puts generally will be available without the payment of any direct or indirect consideration.

A fund may enter into puts only with banks or broker/dealers that, in the opinion of the advisor, present minimal credit risks. The ability of a fund to exercise a put will depend on the ability of the bank or broker/dealer to pay for the underlying securities at the time the put is exercised. In the event that a bank or broker/dealer should default on its obligation to repurchase an underlying security, a fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

A fund intends to enter into puts solely to maintain liquidity and does not intend to exercise its rights thereunder for trading purposes. The puts will only be for periods of substantially less than the life of the underlying security. The acquisition of a put will not affect the valuation by a fund of the underlying security. The actual put will be valued at zero in determining net asset value of a fund. Where a fund pays directly or indirectly for a put, its cost will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put. The maturity of an obligation purchased by a fund will not be considered shortened by any put to which such obligation is subject.

Short Sales Against the Box. A fund may make short sales of common stocks if, at all times when a short position is open, a fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. A fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a fund may enter into short sales against the box.

Small Companies. The advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

Synthetic Investments. In certain circumstances, a fund may wish to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the security is illiquid, or is unavailable for direct investment or available only on less attractive terms. In such circumstances, a fund may invest in synthetic or derivative alternative investments ("Synthetic Investments") that are based upon or otherwise relate to the economic performance of the underlying securities. Synthetic Investments may include swap transactions, notes or units with variable redemption amounts, and other similar instruments and contracts. Synthetic Investments typically do not represent beneficial ownership of the underlying security, usually are not collateralized or otherwise secured by the counterparty and may or may not have any credit enhancements attached to them. Accordingly, Synthetic Investments involve exposure not only to the creditworthiness of the issuer of the underlying security, changes in exchange rates and future governmental actions taken by the jurisdiction in which the underlying security is issued, but also to the creditworthiness and legal standing of the counterparties involved. In addition, Synthetic Investments typically are illiquid.

Third Party Puts. A fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to a fund will be that of holding such a long-term bond and the weighted average maturity of a fund's portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a fund, a fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the advisor seeks to manage a fund's portfolio in a manner designed to minimize any adverse impact from these investments.

Trust Preferred Securities. A fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the "Special Trust"), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to the Fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount ("OID") obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a fund, would be required to accrue daily for Federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether a fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the 1933 Act, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a fund, to sell their holdings.

US   Government   Securities.   There   are   two   broad   categories   of   US
Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government Securities in a fund's portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain
Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a fund's average portfolio maturity. As a result, a fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.

When-Issued Securities. A fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a fund to the issuer and no interest accrues to a fund. When a fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a fund are held in cash pending the settlement of a purchase of securities, a fund would earn no income. While such securities may be sold prior to the settlement date, a fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Zero Coupon Securities. A fund may invest in zero coupon securities, which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include municipal securities, securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm, from the underlying principal (the "corpus") of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS(TM)") and Certificate of Accrual on Treasuries ("CATS(TM)"). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as a fund, most likely will be deemed the beneficial holder of the underlying US Government securities. A fund intends to adhere to the current SEC staff position that privately stripped obligations should not be considered US Government securities for the purpose of determining if a fund is "diversified" under the 1940 Act.

The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program, as established by the Treasury Department, is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury  obligations  have been  stripped of their  unmatured  interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells.

Strategic Transactions and Derivatives

A fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in a fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, certain Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. A fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a fund, and a fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a fund to require the Counterparty to sell the option back to a fund at a formula price within seven days. A fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of a fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a fund's income. The sale of put options can also provide income.

A fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be "covered" (i.e., a fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help protect it against loss, a call sold by a fund exposes a fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a fund to hold a security or instrument which it might otherwise have sold.

A fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A fund will not sell put options if, as a result, more than 50% of a fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A fund may enter into futures contracts or purchase or sell put and call options on such futures as hedges against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

A fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

A fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. A fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the underlying fund's advisor.

A fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or in which a fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund's portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a fund's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark, the fund holds securities denominated in schillings, and the Advisor believes that the value of schillings will decline against the US dollar, the Advisor may enter into a commitment or option to sell deutschemarks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, a fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Eurodollar Instruments. A fund may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a fund anticipates purchasing at a later date. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a fund may be obligated to pay. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the fund will require a fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires a fund to segregate cash or liquid assets equal to the exercise price.

Except when a fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a fund to buy or sell currency will generally require a fund to hold an amount of that currency or liquid assets denominated in that currency equal to a fund's obligations or to segregate cash or liquid assets equal to the amount of a fund's obligation.

OTC options entered into by a fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a fund's net obligation, if any.

Strategic  Transactions  may be covered  by other  means  when  consistent  with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a fund. Moreover, instead of segregating cash or liquid assets if a fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

                          MANAGEMENT OF THE PORTFOLIOS

Investment Advisor


Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for each Portfolio. Under the supervision of the Board of Trustees of the Portfolios, DeIM, with headquarters at 345 Park Avenue, New York, New York 10154, makes the Portfolios' investment decisions, buys and sells securities for the Portfolios and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds, and DeIM provides a full range of investment advisory services to institutional and retail clients. The Advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.


DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, DeAM, Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, together with its predecessors, is one of the most experienced investment counsel firms in the US. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928, it introduced the first no-load mutual fund to the public. In 1953, Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm to DeIM reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

The Advisor manages each Portfolio's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees.

Pursuant to the present investment management agreements (the "Agreements") with each Portfolio, the Advisor acts as each Portfolio's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

The principal source of the Advisor's income is professional fees received from providing continuous investment advice. Today it provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world researching hundreds of companies. In selecting securities in which a Portfolio may invest, the conclusions and investment decisions of the Advisor with respect to a Portfolio are based primarily on the analyses of its own research department.

AARP through its affiliates monitors and approves the AARP Investment Program from Scudder Investments, but does not recommend specific mutual funds. The advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of each underlying fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all underlying funds managed by the advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

In certain cases, the investments for a Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Portfolio is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Portfolio can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Portfolio.


The current Agreements, each dated April 5, 2002, were last approved by the Trustees on August 9, 2004. Each Agreement continues in effect until September 30, 2005 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Portfolio.


Each Portfolio does not directly bear any management fees but, effective upon the termination of the Administrative Agreements (see "Administrative Agreements" below), will directly bear other fees and expenses. In addition, shareholders of the Trust indirectly bear their pro rata share of the cost of operating the Underlying Scudder Funds in which the Trust invests in its capacity as a shareholder of the Underlying Scudder Funds.

The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of their assignment.

Under each  Agreement,  the  Advisor  regularly  provides  each  Portfolio  with continuing investment management consistent with each Portfolio's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Portfolio's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the 1940 Act, the Code and to each Portfolio's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Portfolio.

Under each Portfolio's Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Portfolio's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Portfolio (such as each Portfolio's transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Portfolio's federal, state and local tax returns; preparing and filing each Portfolio's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Portfolio under applicable federal and state securities laws; maintaining each Portfolio's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Portfolio; assisting in the resolution of accounting and legal issues; establishing and monitoring each Portfolio's operating budget; processing the payment of each Portfolio's bills; assisting each Portfolio in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Portfolio in the conduct of its business, subject to the direction and control of the Trustees.

Pursuant to a sub-administrator agreement between the Advisor and State Street Bank and Trust Company, ("SSB") the Advisor has delegated certain administrative functions to SSB under the investment management agreements. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolios.

None of the officers or Trustees of the Trust may have dealings with a Portfolio as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Portfolio.

Each Portfolio is managed by a team of investment professionals, each of whom plays an important role in the Portfolio's management process. Team members work together to develop investment strategies and select securities for a Portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor and its affiliates believe that this team approach benefits investors by bringing together many disciplines and leveraging the Advisor's extensive resources. Team members with primary responsibility for management of the Portfolios, as well as team members who have other ongoing management responsibilities for each Portfolio, are identified in each Portfolio's prospectus, as of the date of that prospectus. Composition of the team may change over time, and shareholders and investors will be notified of changes affecting individuals with primary Portfolio management responsibility.

Under its Agreement, each Portfolio is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of a Portfolio who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Portfolio may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Portfolio. A Portfolio is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Portfolio with respect thereto.

Each Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Investments" and "Scudder, Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Trust, with respect to a Portfolio, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust's investment products and services. The term "Scudder Investments" is the designation given to the services provided by DeIM and its affiliates to the Scudder Mutual Funds.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not "Interested Persons" of the Advisor are represented by independent counsel at the Portfolios' expense.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Portfolios' custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Portfolio relationships.

Board Considerations in Connection with Annual Renewal of Investment Management Agreements




The Portfolios' Trustees approved the continuation of the Portfolios' current investment management agreements with Deutsche Investment Management ("DeIM"), your Portfolio's adviser, in August 2004. The Trustees believe it is important and useful for Portfolio shareholders to understand some of the reasons why these contracts were approved for another year and how they go about considering it.

In terms of the process the Trustees followed prior to approving each contract, shareholders should know that:

* At present time, all of your Portfolio's Trustees -- including the chairman of the board -- are independent of DeIM and its affiliates.

* The Trustees meet frequently to discuss portfolio matters. In 2003, the Trustees conducted 34 meetings (spanning 19 different days) to deal with portfolio issues (including regular and special board and committee meetings). Each year, the Trustees dedicate part or all of several meetings to contract review matters.

* The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The Trustees do not believe that the investment management contracts for the Portfolios should be "put out to bid" or changed without a compelling reason. DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed each Portfolio since its inception, and the Trustees believe that a long-term relationship with a capable, conscientious adviser is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

In addition to DeIM's research and investment capabilities, the Trustees considered other aspects of DeIM's qualifications, including its services to Portfolio shareholders. DeIM and its affiliates have maintained an excellent service record, and have achieved many 5-star rankings by National Quality Review in important service categories. The investment performance for many Portfolios continues to be strong relative to other similar funds, and the Trustees are satisfied that DeIM is committed to addressing individual portfolio performance issues when they arise.

Shareholders may focus only on portfolio performance and fees, but the Portfolios' Trustees consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, portfolio valuations, and compliance policies and procedures. DeIM has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars", even when not obligated to do so by law or regulation.

In determining to approve the continuation of each Portfolio's investment management agreement, the Trustees considered this and other information and factors that they believed relevant to the interest of Portfolio shareholders, including: investment management fees, expense ratios and asset sizes of the Portfolio itself and relative to appropriate peer groups, including DeIM's agreement to cap portfolio expenses at specified levels through September 30, 2005; advisory fee rates charged by DeIM to its institutional clients; the nature, quality and extent of services provided by DeIM to the Portfolio; investment performance, both of the Portfolio itself and relative to appropriate peer groups and market indices; DeIM's profitability from managing the Portfolio and other mutual funds (before marketing expenses paid by DeIM); the extent to which economies of scale would be realized as the Portfolio grows; and possible financial and other benefits to DeIM from serving as investment adviser and from affiliates of DeIM providing various services to the Portfolio (including research services available to DeIM by reason of brokerage business generated by the Portfolio).

The Trustees requested and received extensive information from DeIM in connection with their review of these and other factors. At the conclusion of this process, the Trustees determined that continuing each Portfolio's investment management agreement with DeIM was in the best interest of Portfolio shareholders.




Administrative Agreements


Effective September 25, 2000 through March 31, 2004, each Portfolio operated under an administrative services agreement with the Advisor (the "Administrative Agreements") pursuant to which the Advisor provided or paid others to provide substantially all of the administrative services necessary to operate the Portfolios, without charge to the Portfolios. Effective April 1, 2004, the Administrative Agreement was terminated and each Portfolio will now directly bear the fees and expenses of the Portfolio, subject to the Advisor's contractual obligation to waive fees and reimburse expenses to maintain each Portfolio's operating expenses at a specified level, as disclosed in the relevant Portfolio's prospectus. Each Portfolio will continue to indirectly bear the Portfolio's proportionate share of fees and expenses incurred by the Underlying Scudder Funds in which each Portfolio is invested.


Fees and Expenses of Underlying Funds

As noted above, the Portfolios will bear their pro rata share of the Underlying Scudder Funds' fees and expenses. In addition, certain Underlying Scudder Funds impose a fee upon the redemption or exchange of shares held for less than one year. The fees, which range between 1% and 2% of the net asset value of the shares being redeemed or exchanged, are assessed and retained by the Underlying Scudder Funds for the benefit of the remaining shareholders. The fee is intended to encourage long-term investment in the Underlying Scudder Fund. The fee is not a deferred sales charge, is not a commission paid to the Advisor or its subsidiary and does not benefit the Advisor in any way. Each such Underlying Fund reserves the right to modify the terms of or terminate this fee at any time. As a shareholder of such Underlying Scudder Funds, the Portfolios will be subject to such fees. Under normal market conditions, the Portfolios will seek to avoid taking action that would result in the imposition of such a fee. However, in the event that a fee is incurred, the net assets of the Portfolio would be reduced by the amount of such fees that are assessed and retained by the Underlying Scudder Funds for the benefit of their shareholders.

The management fees and total operating expenses of the Underlying Scudder Funds during their most recent fiscal year are described in the following table. Reimbursement and/or waiver arrangements applicable to certain Underlying Scudder Funds caused the net fees and/or expenses for those funds to be lower than the values below.

                                                                                                    Management
Name of Fund                                         Fiscal Year End     Total Expenses(1)           Fees (%)
------------                                         ---------------     --------------              --------

Scudder Aggressive Growth Fund                            9/30                  0.95                   0.70
Scudder Balanced Fund                                     12/31                 0.82                   0.47
Scudder Blue Chip Fund                                    10/31                 0.74                   0.56
Scudder Cash Investment Trust                             5/31                  0.72                   0.44
Scudder Capital Growth Fund                               9/30                  0.87                   0.58
Scudder Development Fund                                  7/31                  1.51                   0.85
Scudder Emerging Markets Growth Fund                      10/31                 1.77                   1.25
Scudder Emerging Markets Income Fund                      10/31                 1.40                   1.00
Scudder Equity 500 Index Fund                             12/31                 0.10                   0.05
Scudder Flag Investors Equity Partners Fund               5/31                  0.99                   0.83
Scudder Flag Investors Value Builder Fund                 3/31                  0.90                   0.75
Scudder Flag Investors Communications Fund                12/31                 1.15                   0.89
Scudder Fixed Income Fund                                 10/31                 0.55                   0.40
Scudder Global Fund                                       8/31                  1.38                   0.98
Scudder Global Bond Fund                                  10/31                 1.31                   0.75
Scudder Global Discovery Fund                             10/31                 1.51                   1.10
Scudder GNMA Fund                                         9/30                  0.57                   0.40
Scudder Gold and Precious Metals Fund                     10/31                 1.22                   1.00
Scudder Greater Europe Growth Fund                        10/31                 1.47                   1.00
Scudder Growth and Income Fund                            12/31                 0.60                   0.45
Scudder Health Care Fund                                  5/31                  1.23                   0.85
Scudder High Income Opportunity Fund                      1/31                  1.04                   0.60
Scudder High Income Plus Fund                             10/31                 0.65                   0.50
Scudder-Dreman High Return Equity Fund                    11/30                 0.81                   0.70
Scudder Income Fund                                       1/31                  0.71                   0.53
Scudder International Fund                                8/31                  0.88                   0.68
Scudder International Equity Fund                         10/31                 0.95                   0.65
Scudder International Select Equity Fund                  10/31                 1.08                   0.70
Scudder Japanese Equity Fund                              8/31                  1.15                   0.85
Scudder Large Cap Value Fund                              11/30                 0.92                   0.75
Scudder Large Company Growth                              7/31                  1.06                   0.70
Scudder Large Company Value Fund                          7/31                  0.74                   0.60
Scudder Latin America Fund                                10/31                 1.76                   1.25
Scudder Micro Cap Fund                                    9/30                  1.49                   1.50
Scudder Mid Cap Growth Fund                               9/30                  1.00                   0.65
Scudder Money Market Series -- Institutional              5/31                  0.15                   0.25
Shares
Scudder Pacific Opportunities Fund                        10/31                 1.76                   0.85
Scudder RREEF Real Estate Securities Fund                 12/31                 0.63                   0.53
Scudder S&P 500 Index Fund                                12/31                 0.46                   0.05
Scudder Select 500 Fund                                   2/28                  1.02                   0.50
Scudder Short-Term Bond Fund                              12/31                 0.75                   0.45
Scudder Short Duration Fund                               10/31                 0.55                   0.40
Scudder Small Cap Fund                                    9/30                  1.25                   0.65
Scudder Small Company Stock Fund                          9/30                  1.51                   0.75
Scudder Small Company Value Fund                          7/31                  1.51                   0.75
Scudder-Dreman Small Cap Value Fund                       11/30                 0.90                   0.74
Scudder Technology Fund                                   10/31                 0.89                   0.55



                                       51

                                                                                                    Management
Name of Fund                                         Fiscal Year End     Total Expenses(1)           Fees (%)
------------                                         ---------------     --------------              --------

Scudder Technology Innovation Fund                        5/31                  1.55                   0.85
Scudder 21st  Century Growth Fund                         7/31                  1.51                   0.75



(1) Expenses have been restated to reflect termination of the Administrative Services Agreement with each of the relevant Underlying Funds. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to implement contractual waivers on all or a portion of each fund's management fee and reimburse or pay certain operating expenses of each fund at certain established levels.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of a Portfolio that may have different distribution arrangements or expenses, which may affect performance.

The term Scudder Investments is the designation given to the services provided by the Advisor and its affiliates to the Scudder Family of Funds.

AMA InvestmentLink(SM) Program

Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Codes of Ethics

The Portfolios, the Advisor and the Portfolios' principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Portfolios, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Portfolios. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                           PORTFOLIO SERVICE PROVIDERS

Underwriter

The Trust, on behalf of the Portfolios, has an underwriting agreement with Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 ("SDI" or the "Distributor"), a Massachusetts corporation, which is a subsidiary of the Advisor, a Delaware corporation. The Trust's underwriting agreement dated April 5, 2002 initially remained in effect until September 30, 2002 and continues from year to year thereafter only if its continuance is approved annually by a majority of the members of the Board of Trustees who are not parties to such agreement or Interested Persons of any such party and either by vote of a majority of the Board of Trustees or a majority of the outstanding voting securities of each Portfolio. The underwriting agreement of each Portfolio was last approved by the Trustees on August 9, 2004.

Under the underwriting agreement, each Portfolio is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering each Portfolio as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of each Portfolio; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Portfolios and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of each Portfolio's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of each Portfolio to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by each Portfolio, unless a Rule 12b-1 Plan is in effect which provides that a Portfolio shall bear some or all of such expenses.

Note: Although neither Class S nor Class AARP of the Portfolios has a 12b-1 Plan, and the Trustees have no current intention of adopting one, the Portfolios will also pay those fees and expenses permitted to be paid or assumed by the Trust pursuant to a 12b-1 Plan, if any, adopted by the Trust, notwithstanding any other provision to the contrary in the underwriting agreement.

The Distributor currently offers shares of each Portfolio on a continuous basis to investors in all states in which shares of each Portfolio may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of each Portfolio.


Independent Registered Public Accounting Firm and Reports to Shareholders

The financial highlights of each Portfolio included in the Portfolios' prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers audits the financial statements of the Portfolios and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


Legal Counsel

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as legal counsel to each Portfolio and its Independent Trustees.

Fund Accounting Agent

Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Portfolios. Effective upon the termination of the Administrative Agreement, each Portfolio will pay SFAC an annual fee equal to 0.0250% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

As noted above, through April 30, 2004, costs of fund accounting were borne by the Advisor pursuant to the Administrative Agreement.

Pursuant to a sub-accounting agreement between SFAC and State Street Bank and Trust Company ("SSB"), SFAC has delegated certain portfolio accounting functions to SSB under the portfolio accounting agreement. The costs and expenses of such delegation are borne by SFAC, not by the Portfolios.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company (the "Custodian" or "SSB"), 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of the Portfolios. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Portfolios. The custodian's fee may be reduced by certain earnings credits in favor of each Portfolio.

Scudder Service Corporation ("Service Corporation" or "SSC" or "Transfer Agent"), P.O. Box 229, Boston, Massachusetts, 02107-2291, a subsidiary of the Advisor, is the transfer, shareholder servicing and dividend disbursing agent for the shares of each Portfolio. Service Corporation also provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans.

Pursuant to a sub-transfer agency agreement between SSC and DST Systems, Inc. ("DST"), SSC has delegated certain transfer agent and dividend-paying agent functions to DST. The costs and expenses of such delegation are borne by SSC, not by the Portfolios.

The Portfolios, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Portfolio shares whose interests are held in an omnibus account.

Retirement Service Provider. Scudder Trust Company, an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans invested in the Portfolios. Annual service fees are paid by each Portfolio to Scudder Trust Company, 11 Northeastern Boulevard, Salem, NH 03079 for such accounts. Pursuant to an agreement between Scudder Trust Company and ADP, Scudder Trust Company has delegated certain sub-accounting and recordkeeping functions to ADP. The costs and expenses of such delegation are borne by Scudder Trust Company, not by the Portfolios.

                             PORTFOLIO TRANSACTIONS

Portfolio Transactions of the Underlying Funds

The Advisor is responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for the Fund is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker-dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

The Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place such orders with broker-dealers who supply research services to the Advisor or the Fund. The term "research services" may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for the Fund to pay a brokerage commission in excess of that which another broker-dealer might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed income transactions, with certain broker-dealers pursuant to which a broker-dealer will provide research services to the Advisor or to the Fund in exchange for the direction by the Advisor of brokerage transactions to the broker-dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. Although certain research services from broker-dealers may be useful to the Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than the Fund and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker-dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

It is likely that the broker-dealers selected based on the foregoing considerations will include firms that also sell shares of the Scudder Funds to their customers. However, the Advisor does not consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Scudder Funds.

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a fund's objective.

Portfolio turnover rates for the two most recent fiscal periods are as follows:



                                                                     FY 2004          FY 2003
                                                                    Portfolio        Portfolio           FY 2002
                                                   Fiscal Year      Turnover         Turnover           Portfolio
Name of Fund                                           End           Rate(1)         Rate(1,2)      Turnover Rate(2)*
------------                                           ---           -------         ----------     -----------------
Scudder Aggressive Growth Fund                         9/30           NA(3)             124                41
Scudder Balanced Fund                                 12/31           NA(3)             103                150
Scudder Blue Chip Fund                                10/31           NA(3)             185                143
Scudder Cash Investment Trust(4)                       5/31           ----              ----              ----
Scudder Capital Growth Fund                            9/30           NA(3)              22                13
Scudder Large Cap Value Fund                          11/30           NA(3)              69                83



                                       55


                                                                     FY 2004          FY 2003
                                                                    Portfolio        Portfolio           FY 2002
                                                   Fiscal Year      Turnover         Turnover           Portfolio
Name of Fund                                           End           Rate(1)         Rate(1,2)      Turnover Rate(2)*
------------                                           ---           -------         ----------     -----------------

Scudder Development Fund                               7/31            80               111               NA(5)
Scudder Emerging Markets Growth Fund                  10/31           NA(3)             182                115
Scudder Emerging Markets Income Fund                  10/31           NA(3)             327                734
Scudder Equity 500 Index Fund                         12/31           NA(3)              8                 19
Scudder Flag Investors Equity Partners Fund            5/31             7                14               NA(5)
Scudder Flag Investors Value Builder Fund              3/31            13                12               NA(5)
Scudder Flag Investors Communications Fund            12/31           NA(3)              62                43
Scudder Fixed Income Fund                             10/31           NA(3)             290                152
Scudder Global Fund                                    8/31           NA(3)              55                31
Scudder Global Bond Fund                              10/31           NA(3)             134                114
Scudder Global Discovery Fund                         10/31           NA(3)              35                49
Scudder GNMA Fund                                      9/30           NA(3)            281(b)            351(b)
Scudder Gold and Precious Metals Fund                 10/31           NA(3)              80                163
Scudder Greater Europe Growth Fund                    10/31           NA(3)              71                89
Scudder Growth and Income Fund                        12/31           NA(3)              42                52
Scudder Health Care Fund                               5/31            62                53               NA(5)
Scudder High Income Opportunity Fund                   1/31            173              117               NA(5)
Scudder High Income Plus Fund                         10/31           NA(3)             143                132
Scudder-Dreman High Return Equity Fund                11/30           NA(3)              14                25
Scudder Income Fund                                    1/31            210(b)           235(b)            NA(5)
Scudder International Fund                             8/31           NA(3)             104                105
Scudder International Equity Fund                     10/31           NA(3)             123                179
Scudder International Select Equity Fund              10/31           NA(3)             160                178
Scudder Japanese Equity Fund                           8/31           NA(3)             137                188
Scudder Large Company Growth                           7/31            21                31               NA(5)
Scudder Large Company Value Fund                       7/31            43                93               NA(5)
Scudder Latin America Fund                            10/31           NA(3)              24                22
Scudder Micro Cap Fund                                 9/30           NA(3)              74                66
Scudder Mid Cap Growth Fund                            9/30           NA(3)              82                120(d)
Scudder  Money  Market  Series --  Institutional       5/31           ----              ----              ----
Shares (4)
Scudder Pacific Opportunities Fund                    10/31           NA(3)             109                77
Scudder RREEF Real Estate Securities Fund             12/31           NA(3)              25                36
Scudder S&P 500 Index Fund                            12/31           NA(3)             8(a)               19
Scudder Select 500 Fund                                2/28            65               171               NA(5)
Scudder Short-Term Bond Fund                          12/31           NA(3)             221                346
Scudder Short Duration Fund                           10/31           NA(3)             322                211
Scudder Small Cap Fund                                 9/30           NA(3)              74               87(c)
Scudder Small Company Stock Fund                       9/30           NA(3)             164                146
Scudder Small Company Value Fund                       7/31            135              168               NA(5)
Scudder-Dreman Small Cap Value Fund                   11/30           NA(3)              67                89
Scudder Technology Fund                               10/31           NA(3)              51                60
Scudder Technology Innovation Fund                     5/31            145               68               NA(5)
Scudder 21st  Century Growth Fund                      7/31            111               92               NA(5)

(1) As of each Underlying Scudder Fund's most recent fiscal reporting period.

(2)      As of each Underlying Scudder Fund's previous fiscal reporting period.

(3) Fund has not yet filed its fiscal year 2004 financial information, therefore information for fiscal year 2003 and 2002 are included.

(4) Scudder Cash Investment Trust and Scudder Money Market Series -- Institutional Shares are money market funds.

(5) Fund has filed its fiscal year 2004 financial information, therefore only information for fiscal year 2004 and 2003 are included.

*        Annualized

(a) Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

(b)      The  portfolio   turnover   rates   including   mortgage   dollar  roll
         transactions were 499% and 384% for 2003 and 2002 for Scudder GNMA Fund and 248% and 259% for 2004 and 2003 for Scudder Income Fund.

(c) On March 28, 2002, the Small Cap Portfolio was closed (see Note A in the Notes to Financial Statements of the Annual Report). This ratio includes the purchase and sale of portfolio securities of the Small Cap Fund as a stand-alone fund in addition to the Small Cap Portfolio.

(d) On March 28, 2002, the Capital Appreciation Portfolio was closed (see Note D in the Notes to Financial Statements of the Annual Report). This ratio includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.




For certain underlying funds, the increase in portfolio turnover rates for the most recent fiscal year was due to the general market conditions and increased volatility.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Portfolio shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Portfolio's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Portfolio and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Portfolio and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Portfolio next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balance is $1,000 for Class S and $500 for Class AARP. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Reductions in value that result solely from market activity will not trigger an annual fee or involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to a fee or automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Portfolio's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Portfolio's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Portfolio's Transfer Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Portfolio through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from a Portfolio through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Portfolio or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Portfolio or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Portfolio shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Share Pricing. Purchases will be filled without sales charge at the net asset value per share next computed after receipt of the application in good order. Net asset value normally will be computed for each class as of twelve o'clock noon and the close of regular trading on the Exchange on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of the member broker, rather than a Portfolio, to forward the purchase order to the Transfer Agent by the close of regular trading on the Exchange.

Direct Distributions Program. Investors may have dividends and distributions automatically deposited to their predesignated bank account through Scudder's Direct Distributions Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Portfolio pays its distribution. A Direct Distributions request form can be obtained by calling
1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Portfolios reserve the right to withdraw all or any part of the offering made by their prospectuses and to reject purchase orders for any reason. Also, from time to time, a Portfolio may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Portfolio may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Portfolios reserve the right to reject new account applications without a correct certified Social Security or tax identification number. The Portfolios also reserve the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

A Portfolio may waive the minimum for purchases by trustees, directors, officers or employees of the Portfolio or the Advisor and its affiliates.



Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 for Class S and $1,000 for Class AARP through Scudder Investor Services, Inc. by letter, fax, or telephone.

Automatic Investment Plan. A shareholder may purchase additional shares of a Portfolio through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Portfolio account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Portfolio may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Portfolios are not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other Scudder funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-SCUDDER for instructions. The investor must send a duly completed and signed application to the Portfolio promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions

A Portfolio may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Portfolio's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Portfolio to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Portfolio's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Portfolio for up to seven days if the Portfolio or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Portfolios are not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Portfolio's Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which the Portfolio shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Portfolio's shares at the offering price (net asset value) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Portfolio distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the "Plan") to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional Shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered, and contain signature guarantee(s). Any such requests must be received by a Portfolio's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all Shares of a Portfolio under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

An  Automatic   Withdrawal   Plan  request  form  can  be  obtained  by  calling
1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP.

In-kind Redemptions. A Portfolio reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Portfolio and valued as they are for purposes of computing the Portfolio's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Checkwriting. All new investors and existing shareholders who apply to State Street Bank and Trust Company for checks may use them to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on a Portfolio's book for seven business days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. A Portfolio pays the bank charges for this service. However, each Portfolio will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. Each Portfolio, Scudder Service Corporation and State Street Bank and Trust Company reserve the right at any time to suspend or terminate the Checkwriting procedure.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. You may exchange from the following money market funds into the same class of a Scudder fund, if available, at net asset value, subject to the conditions detailed in each fund's prospectus: Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional and Treasury Money Fund Institutional.

Shares of a Scudder Fund with a value in excess of $1,000,000 acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.

Shareholders must obtain prospectuses of the Portfolios they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

                                    DIVIDENDS


The Conservative Portfolio and the Moderate Portfolio each intend to distribute investment company taxable income, exclusive of net short-term capital gains in excess of net long-term capital losses, on a quarterly basis, and distributions of net capital gains realized during the fiscal year will be made in November or December to avoid federal excise tax, although an additional distribution may be made within three months of its fiscal year end, if necessary. The Growth and Growth Plus Portfolios intend to distribute their investment company taxable income and any net realized capital gains in November or December to avoid federal excise tax, although any additional distribution may be made within three months of the Portfolio's fiscal year end, if necessary.


If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Portfolio and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Portfolio issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Dividends will be reinvested in Shares of the same class of the Portfolio unless shareholders indicate in writing that they wish to receive them in cash. The Portfolio will reinvest dividend checks (and future dividends) in shares of the same Portfolio and class if checks are returned as undeliverable. Dividends and other distributions of the Portfolio in the aggregate amount of $10 or less are automatically reinvested in shares of the Portfolio unless the shareholder requests that such policy not be applied to the shareholder's account.

Each Portfolio may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Portfolio may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Portfolios. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Portfolio.

Federal Taxation. Each Portfolio has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. Each Portfolio intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Portfolio level. In order to qualify as a regulated investment company, each Portfolio must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Each Portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies. Each Portfolio must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Portfolio's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses. Each Portfolio is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

If for any taxable year a Portfolio does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Portfolio is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Portfolio's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Portfolio during the prior calendar year. Although each Portfolio's distribution policies should enable it to avoid excise tax liability, a Portfolio may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Portfolio.

Taxation of Distributions from the Portfolios. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Portfolios owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Portfolio owned for more than one year and that are properly designated by the Portfolio as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Portfolio owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Portfolio as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Portfolio level.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Portfolio before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Portfolio shares generally will be taxable as capital gains.

Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning on or before December 31, 2008.

In order for some portion of the dividends received by a Portfolio shareholder to be "qualified dividend income," the Portfolio must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each Portfolio's shares. A dividend will not be treated as qualified dividend income (at either the Portfolio or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company. As discussed in the Prospectus, if a Portfolio receives dividends from a Underlying Scudder Fund that qualifies as a regulated investment company and the Underlying Scudder Fund designates such dividends as qualified dividend income, then the Portfolio may in turn designate that portion of its distributions derived from those dividends as qualified dividend income as well, provided the Portfolio meets holding period and other requirements with respect to shares of the Underlying Scudder Fund.

In general, distributions of investment income designated by each Portfolio as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Portfolio's shares. Only qualified dividend income received by the Portfolio after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by the Portfolio during any taxable year are 95% or more of its gross income, then 100% of the Portfolio's dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Dividends from domestic corporations may comprise a substantial part of each Portfolio's gross income. If any such dividends constitute a portion of a Portfolio's gross income, a portion of the income distributions of such Portfolio may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Portfolio with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a fund are deemed to have been held by the Portfolio or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Fund-of-Funds Structure. Generally, a Portfolio investing in Underlying Scudder Funds will be treated just as other shareholders of a Underlying Scudder Fund, and, as such, the Portfolio will have ordinary income from the receipt of dividends from the Underlying Scudder Funds' investment income and short-term gains and capital gain income from the receipt of capital gain dividends from Underlying Scudder Funds. As with other shareholders of a Underlying Scudder Fund, a Portfolio will not be able to use losses realized within one Underlying Scudder Fund against gains or income realized within another Underlying Scudder Fund. This could cause the Portfolio to have higher amounts of ordinary income than it would have had if it had held directly the assets of the Underlying Scudder Funds. The Portfolio will, however, be able to net gains or losses from the redemptions of shares in multiple Underlying Scudder Funds against each other.

Depending on a Portfolio's percentage ownership in a Underlying Scudder Fund both before and after a redemption of Underlying Scudder Fund shares, the Portfolio's redemption of shares of such Underlying Scudder Fund may cause the Portfolio to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution instead of receiving capital gain income on the shares of the Underlying Scudder Fund. This would be the case where the Portfolio holds a significant interest in a Underlying Scudder Fund and redeems only a small portion of such interest.

Transactions in Portfolio Shares. Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. As it is not expected that more than 50% of the value of each Portfolio's total assets will consist of securities issued by foreign corporations, the Portfolio s will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Passive Foreign Investment Companies. Direct equity investments by a Portfolio in certain "passive foreign investment companies" ("PFICs") could potentially subject the Portfolio to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Portfolio shareholders. However, such Portfolio may elect to avoid the imposition of that tax. For example, the Portfolio may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Portfolio would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. Such Portfolio also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Portfolio to avoid taxation. Making either of these elections therefore may require such Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Portfolio's total return. The Portfolios will not be entitled to make such elections with respect to indirect investments; rather, a Underlying Scudder Fund investing in a PFIC would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Other Tax Considerations. A Portfolio's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the Portfolio's income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

The Portfolio's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Portfolio to recognize taxable income in excess of any cash received from the investment.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Portfolio with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Portfolio may be subject to state and local taxes on distributions received from the Portfolio and on redemptions of a Portfolio's shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of a Portfolio, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.

Capital gains distributions may be reduced if Portfolio capital loss carryforwards are available. Any capital loss carryforwards to which a Portfolio is entitled are disclosed in a Portfolio's annual and semi-annual reports to shareholders.

All distributions by a Portfolio result in a reduction in the net asset value of that Portfolio's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of Portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

                                 NET ASSET VALUE

The net asset value of shares of each Portfolio is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of a Portfolio, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of a Portfolio because of higher expenses borne by these classes.

The net asset value of each Underlying Scudder Fund is determined based upon the nature of the securities as set forth in the prospectus and statement of additional information of such Underlying Scudder Fund. Shares of each Underlying Scudder Fund in which a Portfolio may invest are valued at the net asset value per share of each Underlying Scudder Fund as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The net asset value per share of the Underlying Scudder Funds will be calculated and reported to a Portfolio by each Underlying Scudder Fund's accounting agent. Short-term securities with a remaining maturity of sixty days or less are valued by the amortized cost method.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Portfolio's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Portfolio is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Portfolio's Board and overseen primarily by the Portfolio's Pricing Committee.

                              OFFICERS AND TRUSTEES


The following table presents certain information regarding the Independent Trustees of the Trust as of November 1, 2004. Each Trustee's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, MA 02110.The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Trust. Because each Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth, Position(s)                                                                Number of Funds
Held with the Trust and              Principal Occupation(s) During Past 5 Years and            in Fund Complex
Length of Time Served^1              Other Directorships Held                                   Overseen
-------------------------------------------------------------------------------------------------------------------

Dawn-Marie Driscoll (1946)           President, Driscoll Associates (consulting firm);          49
Chairman since 2004 and Trustee,     Executive Fellow, Center for Business Ethics, Bentley
1987-present                         College; formerly, Partner, Palmer & Dodge (1988-1990);
                                     Vice President of Corporate Affairs and General Counsel,
                                     Filene's (1978-1988). Directorships:  CRS Technology
                                     (technology service company); Advisory Board, Center for
                                     Business Ethics, Bentley College; Board of Governors,
                                     Investment Company Institute; former Chairman, ICI
                                     Directors Services Committee
-------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr. (1943)          President, WGBH Educational Foundation. Directorships:     49
Trustee, 1990-present                Becton Dickinson and Company (medical technology
                                     company); The A.H. Belo Company (media company); Concord
                                     Academy; Boston Museum of Science; Public Radio
                                     International. Former Directorships:  American Public
                                     Television; New England Aquarium; Mass. Corporation for
                                     Educational Telecommunications; Committee for Economic
                                     Development; Public Broadcasting Service
-------------------------------------------------------------------------------------------------------------------



                                       69

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth, Position(s)                                                                Number of Funds
Held with the Trust and              Principal Occupation(s) During Past 5 Years and            in Fund Complex
Length of Time Served^1              Other Directorships Held                                   Overseen
-------------------------------------------------------------------------------------------------------------------

Keith R. Fox (1954)                  Managing Partner, Exeter Capital Partners (private equity  49
Trustee, 1996-present                funds). Directorships:  Facts on File (school and library
                                     publisher); Progressive Holding Corporation (kitchen
                                     importer and distributor); Cloverleaf Transportation Inc.
                                     (trucking); K-Media, Inc. (broadcasting); Natural
                                     History, Inc. (magazine publisher); National Association
                                     of Small Business Investment Companies (trade association)
-------------------------------------------------------------------------------------------------------------------
Louis E. Levy (1932)                 Retired. Formerly, Chairman of the Quality Control         49
Trustee, 2002-present                Inquiry Committee, American Institute of Certified Public
                                     Accountants (1992-1998); Partner, KPMG LLP (1958-1990).
                                     Directorships:  Household International (banking and
                                     finance); ISI Family of Funds (registered investment
                                     companies; 4 funds overseen)
-------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg (1943)        Retired. Formerly, Consultant (1997-2001); Director, US    49
Trustee, 1999-present                General Accounting Office (1996-1997); Partner, Fulbright
                                     & Jaworski, L.L.P. (law firm) (1978-1996).
                                     Directorships:  The William and Flora Hewlett Foundation;
                                     Service Source, Inc.
-------------------------------------------------------------------------------------------------------------------



                                       70

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth, Position(s)                                                                Number of Funds
Held with the Trust and              Principal Occupation(s) During Past 5 Years and            in Fund Complex
Length of Time Served^1              Other Directorships Held                                   Overseen
-------------------------------------------------------------------------------------------------------------------
Jean C. Tempel (1943)                 Managing Partner, First Light Capital (venture capital    49
Trustee, 1994-present                group) (2000-present); formerly, Special Limited Partner,
                                     TL Ventures (venture capital fund) (1996-1998); General
                                     Partner, TL Ventures (1994-1996); President and Chief
                                     Operating Officer, Safeguard Scientifics, Inc. (public
                                     technology business incubator company) (1991-1993).
                                     Directorships:  Sonesta International Hotels, Inc.;
                                     Aberdeen Group (technology research); United Way of Mass.
                                     Bay; The Commonwealth Institute (supports women
                                     entrepreneurs). Trusteeships:  Connecticut College, Vice
                                     Chair of Board, Chair, Finance Committee; Northeastern
                                     University, Vice Chair of Finance Committee, Chair, Funds
                                     and Endowment Committee
-------------------------------------------------------------------------------------------------------------------
Carl W. Vogt (1936)                  Senior Partner, Fulbright & Jaworski, L.L.P (law firm);    49
Trustee, 2002-present                formerly, President (interim) of Williams College
                                     (1999-2000); President, certain funds in the Deutsche
                                     Asset Management Family of Funds (formerly, Flag
                                     Investors Family of Funds) (registered investment
                                     companies) (1999-2000). Directorships:  Yellow
                                     Corporation (trucking); American Science & Engineering
                                     (x-ray detection equipment); ISI Family of Funds
                                     (registered investment companies; 4 funds overseen);
                                     National Railroad Passenger Corporation (Amtrak);
                                     formerly, Chairman and Member, National Transportation
                                     Safety Board
-------------------------------------------------------------------------------------------------------------------


                                       71

Officers^2

-------------------------------------------------------------------------------------------------------------------

Name, Year of Birth, Position(s)                                                                Number of Funds
Held with the Trust and              Principal Occupation(s) During Past 5 Years and            in Fund Complex
Length of Time Served^1              Other Directorships Held                                   Overseen

-------------------------------------------------------------------------------------------------------------------
Julian F. Sluyters^3 (1960)          Managing Director, Deutsche Asset Management (since May           n/a
Chief Executive Officer,             2004); President and Chief Executive Officer of The
2004-present                         Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global
                                     High Income Fund, Inc. and Scudder New Asia Fund, Inc.
                                     (since May 2004); President and Chief Executive Officer,
                                     UBS Fund Services (2001-2003); Chief Administrative
                                     Officer (1998-2001) and Senior Vice President and
                                     Director of Mutual Fund Operations (1991 to 1998) UBS
                                     Global Asset Management
-------------------------------------------------------------------------------------------------------------------
Brenda Lyons (1963)                  Managing Director, Deutsche Asset Management                      n/a
President, 2003-present
-------------------------------------------------------------------------------------------------------------------
John Millette (1962)                 Director, Deutsche Asset Management                               n/a
Vice President and Secretary,
1999-present
-------------------------------------------------------------------------------------------------------------------
Kenneth Murphy (1963)                Vice President, Deutsche Asset Management (2000-present);         n/a
Vice President, 2002-present         formerly, Director, John Hancock Signature Services
                                     (1992-2000)
-------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo (1957)              Managing Director, Deutsche Asset Management (April               n/a
Treasurer and Chief Financial        2004-present); formerly, Director, Deutsche Asset
Officer, 2002-present                Management (April 2000-March 2004); Vice President and
                                     Department Head, BT Alex. Brown Incorporated (now
                                     Deutsche Bank Securities Inc.) (1998-1999); Senior
                                     Manager, Coopers & Lybrand L.L.P. (now
                                     PricewaterhouseCoopers LLP) (1993-1998)
-------------------------------------------------------------------------------------------------------------------
Lisa Hertz^3 (1970)                  Assistant Vice President, Deutsche Asset Management               n/a
Assistant Secretary, 2003-present
-------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch^4 (1954)            Managing Director, Deutsche Asset Management                      n/a
Assistant Secretary, 2002-present    (2002-present) and Director, Deutsche Global Funds Ltd.
                                     (2002-present); formerly, Director, Deutsche Asset
                                     Management (1999-2002); Principal, BT Alex. Brown
                                     Incorporated (now Deutsche Bank Securities Inc.)
                                     (1998-1999); Assistant General Counsel, United States
                                      Securities and Exchange Commission (1993-1998)
-------------------------------------------------------------------------------------------------------------------
Caroline Pearson (1962)              Managing Director, Deutsche Asset Management                      n/a
Assistant Secretary, 1997-present
-------------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo            Director, Deutsche Asset Management                               n/a
(1957)
Assistant Treasurer, 2003-present
-------------------------------------------------------------------------------------------------------------------
Salvatore Schiavone (1965)           Director, Deutsche Asset Management                               n/a
Assistant Treasurer, 2003-present
-------------------------------------------------------------------------------------------------------------------
Kevin M. Gay (1959)                  Vice President, Deutsche Asset Management                         n/a
Assistant Treasurer, 2004-present
-------------------------------------------------------------------------------------------------------------------


^1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the Trust, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

^2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

^3       Address:  345 Park Avenue, New York, New York

^4       Address:  One South Street, Baltimore, Maryland

Officer's Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson:                          Secretary

Trustees' Responsibilities. The primary responsibility of the Board of Trustees is to represent the interests of the Fund's shareholders and to provide oversight of the management of the Fund. Currently, seven of the Board's members are "Independent Trustees;" that is, they are not "interested persons" (as defined in the 1940 Act) of the Trust or the Advisor.

The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2003, the Trustees conducted 34 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 19 different days. In addition, various Trustees participated as members of the Board's Valuation Committee throughout the year. Furthermore, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the Fund's independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of the Fund's management contracts, please refer to "Management of the Funds -- Board Considerations in Connection with Annual Renewal of Investment Management Agreements."

Board Committees. The Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent registered public accounting firms for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent accountants as to their independence. The members of the Audit Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy (Chair), Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Audit Committee held six meetings during the calendar year 2003.

Committee on Independent Trustees: The Committee on Independent Trustees selects and nominates Independent Trustees*; establishes Trustee compensation, retirement, fund ownership and other corporate governance policies and conducts periodic reviews of independent legal counsel. The members of the Committee on Independent Trustees are Henry P. Becton, Jr., Dawn-Marie Driscoll (Chair), Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Committee on Independent Trustees held five meetings during the calendar year 2003.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox and Jean C. Tempel. The Alternate Valuation Committee members are Henry P. Becton, Jr. and Jean Gleason Stromberg. The Valuation Committee held one meetings during the calendar year 2003.


Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the "Equity Oversight Committee") and one focusing on funds primarily investing in fixed income securities (the "Fixed Income Oversight Committee"). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds' investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair), Jean C. Tempel and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held four meetings during the calendar year 2003.

Shareholder Servicing and Distribution Committee: The Shareholder Servicing and Distribution Committee oversees (i) the quality, type and level of shareholder services provided to the Fund and its shareholders, and (ii) the distribution related services provided to the Fund and its shareholders. The members of the Shareholder Servicing and Distribution Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox (Co-Chair), Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel (Co-Chair) and Carl W. Vogt. The Shareholder Servicing and Distribution Committee held four meetings during the calendar year 2003.

* Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.


Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, each Fund's investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, the Funds' investment advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, each Fund's investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds' Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund's Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Fund's investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Funds.


Remuneration. Each Independent Trustee receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from all of the funds in the fund complex during the calendar year 2003.

                                                         Pension or
                                                     Retirement Benefits       Total Compensation
          Name of               Compensation from     Accrued as Part of     Paid to Trustee from the
          Trustee           Scudder Pathway Series*     Fund Expenses          Fund Complex (3)(4)
          -------           ----------------------      -------------          -------------

Henry P. Becton, Jr.                  $0                     $0                    $163,000
Dawn-Marie Driscoll(1)                $0                     $0                    $179,780
Keith R. Fox                          $0                     $0                    $169,780
Louis E. Levy(2)                      $0                     $0                    $163,000
Jean Gleason Stromberg                $0                     $0                    $163,000
Jean C. Tempel                        $0                     $0                    $158,000
Carl W. Vogt                          $0                     $0                    $162,000

* Scudder Pathway Series consists of 4 portfolios. As noted above, each Independent Trustee receives compensation for his or her services to the Portfolios, but these amounts are borne by the underlying funds in which the Portfolios invest rather than directly by the Portfolios.

(1) Includes $10,000 in annual retainer fees in Ms. Driscoll's role as Lead Trustee.

(2) In addition to these payments, Mr. Levy received payments in the amount of $2,569 (representing amounts earned in prior years and gain or interest thereon) from funds existing prior to the Deutsche Bank purchase of Scudder Investments.

(3) For each Trustee, total compensation includes compensation for service on the boards of 18 trusts/corporations comprised of 47 funds/portfolios. Each Trustee currently serves on the boards of 19 DeAM trusts/corporations comprised of 48 funds/portfolios.

(4) Aggregate compensation reflects amounts paid to the Trustees for special meetings in connection with amending the administrative services agreement and the transfer agency agreement and the delegation of certain fund accounting functions to State Street Bank and Trust Company. Such amounts totaled $8,000 for each Trustee, except Mr. Vogt who was paid $7,000. These meeting fees were borne by the Advisor.

 Trustee Fund Ownership of Independent and Interested Trustees

The following sets forth ranges of Trustee beneficial share ownership as of December 31, 2003.


                                                                       Aggregate Dollar Range of
                                      Dollar Range of                Securities Owned in All Funds
         Name of                    Securities Owned in                   in the Fund Complex
         Trustee               Pathway Conservative Portfolio             Overseen by Trustee
         -------               ------------------------------             -------------------
Henry P. Becton, Jr.                     $1-$10,000                         Over $100,000
Dawn-Marie Driscoll                         None                            Over $100,000
Keith R. Fox                                None                            Over $100,000
Louis E. Levy                               None                            Over $100,000
Jean Gleason Stromberg                      None                            Over $100,000
Jean C. Tempel                              None                            Over $100,000
Carl W. Vogt                                None                            Over $100,000


                                                                       Aggregate Dollar Range of
                                      Dollar Range of                Securities Owned in All Funds
         Name of                    Securities Owned in                   in the Fund Complex
         Trustee                 Pathway Moderate Portfolio               Overseen by Trustee
         -------                 --------------------------               -------------------

Henry P. Becton, Jr.                     $1-$10,000                         Over $100,000
Dawn-Marie Driscoll                   $10,001-$50,000                       Over $100,000
Keith R. Fox                                None                            Over $100,000
Louis E. Levy                               None                            Over $100,000
Jean Gleason Stromberg                      None                            Over $100,000
Jean C. Tempel                              None                            Over $100,000
Carl W. Vogt                                None                            Over $100,000



                                       75

                                                                       Aggregate Dollar Range of
                                      Dollar Range of                Securities Owned in All Funds
         Name of                    Securities Owned in                   in the Fund Complex
         Trustee                  Pathway Growth Portfolio                Overseen by Trustee
         -------                  ------------------------                -------------------

Henry P. Becton, Jr.                     $1-$10,000                         Over $100,000
Dawn-Marie Driscoll                      $1-$10,000                         Over $100,000
Keith R. Fox                                None                            Over $100,000
Louis E. Levy                               None                            Over $100,000
Jean Gleason Stromberg                      None                            Over $100,000
Jean C. Tempel                              None                            Over $100,000
Carl W. Vogt                                None                            Over $100,000


Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                                                                    Value of        Percent of
                                  Owner and                                       Securities on    Class on an
Independent                    Relationship to                      Title of      an Aggregate      Aggregate
Trustee                            Trustee            Company         Class           Basis            Basis
-------                            -------            -------         -----           -----            -----
Henry P. Becton, Jr.                                   None
Dawn-Marie Driscoll                                    None
Keith R. Fox                                           None
Louis E. Levy                                          None
Jean Gleason Stromberg                                 None
Jean C. Tempel                                         None
Carl W. Vogt                                           None

Securities Beneficially Owned


As of October 12, 2004, all Trustees and Officers of each Portfolio as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each Portfolio.

To the best of each Portfolio's knowledge, as of October 12, 2004, no person owned beneficially more than 5% of each class of each Portfolio's outstanding shares, except as noted below.

As of October 12, 2004, 160,212.286 shares in the aggregate, or 5.92% of the outstanding shares of Scudder Pathway Series - Conservative Portfolio, Class S were held in the name of Scudder Trust Company TTEE of the Tiffany & Co EE P/S and Retirement Savings Plan, Attn: Asset Recon, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of October 12, 2004, 222,224.565 shares in the aggregate, or 8.21% of the outstanding shares of Scudder Pathway Series - Conservative Portfolio, Class S were held in the name of Scudder Trust Company TTEE, FBO Xerium Inc. Ret Svgs & Inv. Plan For US Salaried & Non-Union Hrly EE, Attn: Asset Recon, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of October 12, 2004, 506,467.494 shares in the aggregate, or 18.71% of the outstanding shares of Scudder Pathway Series - Conservative Portfolio, Class S were held in the name of Scudder Trust Company TTEE, IBEW Local #106 Annuity Plan, Attn: Asset Recon, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of October 12, 2004, 600,056.028 shares in the aggregate, or 8.83% of the outstanding shares of Scudder Pathway Series - Growth Portfolio, Class S were held in the name of Scudder Trust Company TTEE of the Tiffany & Co. EE P/S and Retirement Savings Plan, Attn: Asset Recon P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of October 12, 2004, 1,174,384.372 shares in the aggregate, or 10.77% of the outstanding shares of Scudder Pathway Series - Moderate Portfolio, Class S were held in the name of Scudder Trust Company, Durham School Services 401(K) & Pro,
Attn: Asset Recon Dept. #063264 P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of October 12, 2004, 693,481.925 shares in the aggregate, or 6.36% of the outstanding shares of Scudder Pathway Series - Moderate Portfolio, Class S were held in the name of Scudder Trust Company TR Photocircuits Corporation Retirement & Savings Plan, Attn: Asset Recon, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of October 12, 2004, 578,740.596 shares in the aggregate, or 5.31% of the outstanding shares of Scudder Pathway Series - Moderate Portfolio, Class S were held in the name of Scudder Trust Company TTEE of the Tiffany & Co. EE P/S and Retirement Savings Plan, Attn: Asset Recon P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.

As of October 12, 2004, 1,421,424.510 shares in the aggregate, or 13.03% of the outstanding shares of Scudder Pathway Series - Moderate Portfolio, Class S were held in the name of Scudder Trust Co. TTEE, FBO Archdiocesan Pension Plan for Lay Employees, Attn: Asset Recon P.O. Box 1757, Salem, NH 03079-1143 who may be deemed as the beneficial owner of certain of these shares.


                               TRUST ORGANIZATION

Organizational Description


The Portfolios are portfolios of the Trust, a Massachusetts business trust established under a Declaration of Trust dated July 1, 1994. The Trust's authorized capital consists of an unlimited number of shares of beneficial interest of $0.01 par value, all of which are of one class and have equal rights as to voting, dividends and liquidation. The Trust is comprised of four separate portfolios: Conservative Portfolio, Moderate Portfolio (formerly Balanced Portfolio), and Growth Portfolio, all of which were organized on July 1, 1994 and Growth Plus Portfolio which was organized on November 1, 2004. Each Portfolio consists of an unlimited number of shares. Each Portfolio is further divided into five classes of shares, Class AARP, Class S, Class A, Class B and Class C except for Growth Plus Portfolio which contains Class A, B, C and S. The Trustees have the authority to issue additional portfolios to the Trust. To the extent that the Portfolios offer additional share classes, these classes will be offered in a separate prospectus and have different fees, requirements and services.


The Trustees have the authority to create additional funds and to designate the relative rights and preferences as between the different funds. The Trustees also may authorize the division of shares of a Portfolio into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Portfolio's prospectus. Each share has equal rights with each other share of the same class of the Portfolio as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Portfolio or class by notice to the shareholders without shareholder approval.

The   Portfolios   generally   are  not  required  to  hold  meetings  of  their
shareholders. Under the Agreement and Declaration of Trust of the Trust, as amended, ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination of the Portfolio or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of the Trust, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Portfolio, or any registration of the Portfolio with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Portfolio and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trust's Trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of a Portfolio and the Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Trust itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.

Any Trustee may be removed for cause at any time by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause (i) by the vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the mater voting together without regard to series or class at any meeting called for such purpose, or (ii) by a written consent filed with the custodian of the Trust's portfolio securities and executed by the shareholder entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares constituting at least one percent of the outstanding shares of the Trust, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting to consider removal of a Trustee and accompanied by a form of communication and request that they wish to transmit, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

                             PROXY VOTING GUIDELINES


Each Fund has delegated proxy voting responsibilities to its investment advisor, subject to each Board's general oversight. Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of each Fund, and the interests of the Advisor and its affiliates, including each Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with each Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of each Board or of a majority of each Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: scudder.com (type "proxy voting" in the search field).

                              FINANCIAL STATEMENTS


The financial statements, including the portfolio of investments, of each Portfolio, together with the Report of the Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated August 31, 2004, are incorporated by reference herein and are deemed to be a part of this combined Statement of Additional Information.


                             ADDITIONAL INFORMATION

The CUSIP number of Conservative Portfolio Class AARP is 811189-885.

The CUSIP number of the Conservative Portfolio Class S is 811189-30-7.

The CUSIP number of Moderate Portfolio Class AARP is 811189-703.

The CUSIP number of the Moderate Portfolio Class S is 811189-50-5.

The CUSIP number of Growth Portfolio Class AARP is 811189-802.

The CUSIP number of the Growth Portfolio Class S is 811189-20-8.


The CUSIP number of the Growth Plus Portfolio Class S is 811189-745.


Each Portfolio has a fiscal year end of August 31.

This Statement of Additional Information contains the information of Scudder Pathway Series. Each Portfolio, through its combined prospectus, offers only its own share classes, yet it is possible that one Portfolio might become liable for a misstatement regarding another Portfolio. The Trustees of each Portfolio have considered this, and have approved the use of this Statement of Additional Information.

The Portfolios' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Portfolios have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Portfolio and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.


Information concerning portfolio holdings of a Scudder Fund as of a month-end is available upon request no earlier than the 16th day after month-end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.

                             RATINGS OF INVESTMENTS

Standard & Poor's Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. "AA"` ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3.  Fair  credit  quality.   The  capacity  for  timely  payment  of  financial
commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Ratings Services ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics" will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2."

B80/81/82-014

                                       SCUDDER PATHWAY SERIES:
                                       CONSERVATIVE PORTFOLIO
                                         MODERATE PORTFOLIO
                                          GROWTH PORTFOLIO
                                        GROWTH PLUS PORTFOLIO

                                      PART C. OTHER INFORMATION

Item 23.           Exhibits.
--------           ---------
(a)                (a)(1)                 Declaration of Trust dated July 1, 1994 is incorporated by reference to the original Registration Statement.

                   (a)(2)                 Certificate of Amendment to Declaration of Trust dated January
                                          10, 1995, is incorporated by reference to Pre-Effective
                                          Amendment No. 1 to the Registration Statement.

                   (a)(3)                 Certificate of Amendment to Declaration of Trust dated
                                          September 16, 1996, is incorporated by reference to
                                          Pre-Effective Amendment No. 1 to Registration Statement.

                   (a)(4)                 Establishment and Designation of Shares of Beneficial Interest,
                                          $0.01 par value, Class S and Class AARP with respect to
                                          Balanced Portfolio, Conservative Portfolio and Growth Portfolio
                                          is incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement.

                   (a)(5)                 Amended and Restated Establishment and Designation of Shares of
                                          Beneficial Interest, Classes A, B, C with respect to
                                          Conservative Portfolio is incorporated by reference to
                                          Post-Effective Amendment No. 11 to the Registration Statement.

                   (a)(6)                 Amended and Restated Establishment and Designation of Shares of
                                          Beneficial Interest, Classes A, B, C with respect to Moderate
                                          Portfolio is incorporated by reference to Post-Effective
                                          Amendment No. 11 to the Registration Statement.

                   (a)(7)                 Amended and Restated Establishment and Designation of Shares of
                                          Beneficial Interest, Classes A, B, C with respect to Growth
                                          Portfolio is incorporated by reference to Post-Effective
                                          Amendment No. 11 to the Registration Statement.

(b)                (b)(1)                 By-Laws, dated July 1, 1994, is incorporated by reference to the original Registration Statement.

                   (b)(2)                 Amendment to the By-Laws, dated November 13, 2000 is
                                          incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement.

                   (b)(3)                 Amendment to the By-Laws, dated December 10, 2002 is
                                          incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement.

(c)                (c)                    Inapplicable.

(d)                (d)(1)                 Investment Management Agreement between the Registrant (on behalf of the Conservative Portfolio) and Deutsche Investment
                                          Management Americas Inc., dated April 5, 2002, is incorporated by reference to Post Effective Amendment No. 14 to the
                                          Registration Statement.

                   (d)(2)                 Investment Management Agreement between the Registrant (on behalf of the Growth Portfolio) and Deutsche Investment
                                          Management Americas Inc., dated April 5, 2002, is incorporated by reference to Post Effective Amendment No. 14 to the
                                          Registration Statement.

                   (d)(3)                 Investment Management Agreement between the Registrant (on behalf of the Moderate Portfolio) and Deutsche Investment
                                          Management Americas Inc., dated April 5, 2002, is incorporated by reference to Post Effective Amendment No. 14 to the
                                          Registration Statement.

(e)                (e)(1)                 Underwriting and Distribution Services Agreement between the
                                          Registrant and Scudder Distributors Inc., dated April 5, 2002, is incorporated by reference to Post Effective Amendment No. 14 to the Registration Statement.

                   (e)(2)                 Underwriting Agreement between the Registrant and Scudder
                                          Investor Services, Inc., dated April 5, 2002, is incorporated by reference to Post Effective Amendment No. 14 to the
                                          Registration Statement.

                   (e)(3)                 Underwriting Agreement between the Registrant and Scudder
                                          Distributors, Inc., dated September 30, 2002, is incorporated by reference to Post Effective Amendment No. 14 to the
                                          Registration Statement.

(f)                (f)                    Inapplicable.

(g)                (g)(1)                 Custodian Contract between the Registrant and State Street Bank and Trust Company, dated November 15, 1996, is incorporated by reference to Post-Effective Amendment No. 3 to the Registration
                                          Statement.

                   (g)(2)                 Amendment to Custodian Agreement between Registrant and State
                                          Street Bank and Trust Company is incorporated by reference to
                                          Post-Effective Amendment No. 6 to the Registration Statement.

                   (g)(3)                 Amendment to Custodian Agreement between Registrant and State
                                          Street Bank and Trust Company is incorporated by reference to
                                          Post-Effective Amendment No. 11 to the Registration Statement.

(h)                (h)(1)(a)              Special Servicing Agreement between the Registrant, the
                                          Underlying Scudder Funds, Scudder Service Corporation, Scudder
                                          Fund Accounting Corporation, Scudder Trust Company and Scudder,
                                          Stevens & Clark, Inc. dated November 15, 1996, is incorporated by reference to Post-Effective Amendment No. 1 to the
                                          Registration Statement.

                                       2

                   (h)(1)(b)              Amendment to Special Servicing Agreement between Registrant and the Underlying Scudder Funds, Scudder Servicing Corporation,
                                          Scudder Fund Accounting Corporation, Scudder Trust Company and
                                          Scudder Stevens & Clark dated May 15,1997, is incorporated by reference to Post-Effective Amendment No. 4 to the Registration
                                          Statement.

                   (h)(2)                 Transfer Agency and Service Agreement between the Registrant and Scudder Service Corporation dated November 15, 1996, is incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement.

                   (h)(2)(a)              Amendment to Transfer Agency and Service Agreement between the
                                          Registrant and Scudder Service Corporation dated June 11, 2002, is incorporated by reference to Post-Effective Amendment No.
                                          16 to the Registration Statement..

                   (h)(3)                 Agency Agreement between the Registrant (on behalf of
                                          Conservative Portfolio, Moderate Portfolio and Growth
                                          Portfolio) and Kemper Service Company, dated November 8, 2000, is incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement.

                   (h)(4)                 COMPASS Service Agreement between the Registrant and Scudder
                                          Trust Company, dated November 15, 1996, is incorporated by reference to Post-Effective Amendment No. 3 to the Registration
                                          Statement.

                   (h)(5)(a)              Revised Fund Accounting Services Agreement between the
                                          Registrant (on behalf of Conservative Portfolio) and Scudder
                                          Fund Accounting Corporation, dated November 13, 2000, is
                                          incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement.

                   (h)(5)(b)              Revised Fund Accounting Services Agreement between the
                                          Registrant (on behalf of Growth Portfolio) and Scudder Fund
                                          Accounting Corporation, dated November 13, 2000, is
                                          incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement.

                   (h)(5)(c)              Revised Fund Accounting Services Agreement between the
                                          Registrant (on behalf of Moderate Portfolio) and Scudder Fund
                                          Accounting Corporation, dated November 13, 2000, is
                                          incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement.

                   (h)(6)                 Shareholder Services Agreement between the Registrant and
                                          Kemper Distributors, Inc. dated November 13, 2000 is
                                          incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement.

                   (h)(7)                 Amended and Restated Administrative Agreement between the
                                          Registrant and Scudder Kemper Investments. Inc. dated November
                                          13, 2000 is incorporated by reference to Post-Effective
                                          Amendment No. 11 to the Registration Statement.

                                       3

                   (h)(8)                 Shareholder Services Agreement between the Registrant and
                                          Scudder Distributors, Inc., dated April 5, 2002, is
                                          incorporated by reference to Post Effective Amendment No. 14 to the Registration Statement.

                   (h)(9)                 Form of Letter of Indemnity to the Scudder Funds dated October
                                          __, 2004, is incorporated by reference to Post Effective
                                          Amendment No. 18 to the Registration Statement.

                   (h)(10)                Form of Letter of Indemnity to the Scudder Funds dated October
                                          __, 2004, is incorporated by reference to Post Effective
                                          Amendment No. 18 to the Registration Statement.

                   (h)(11)                Form of Letter of Indemnity to the Independent Trustees dated
                                          October __, 2004, is incorporated by reference to Post
                                          Effective Amendment No. 18 to the Registration Statement.

                   (i)                    Opinion and Consent of Counsel, is incorporated by reference to
                                          Post Effective Amendment No. 14 to the Registration Statement.

                   (j)                    Consent of Independent Accountants.
                                          (Filed herein.)

                   (k)                    Inapplicable.

                   (l)                    Inapplicable.

                   (m)(1)                 Rule 12b-1 Plan between the Registrant, on behalf of Moderate
                                          Portfolio (Class A, B and C shares),dated November 13, 2000, is incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement.

                   (m)(2)                 Rule 12b-1 Plan between the Registrant, on behalf of
                                          Conservative Portfolio (Class A, B and C shares), dated
                                          November 13, 2000, is incorporated by reference to
                                          Post-Effective Amendment No. 11 to the Registration Statement.

                   (m)(3)                 Rule 12b-1 Plan between the Registrant, on behalf of Growth
                                          Portfolio (Class A, B and C shares), dated November 13, 2000, is incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement.

                   (n)(1)                 Amended and Restated Plan with respect to Scudder Pathway
                                          Balanced Portfolio pursuant to Rule 18f-3 is incorporated by reference to Post-Effective Amendment No. 9 to the Registration
                                          Statement.

                   (n)(2)                 Amended and Restated Plan with respect to Scudder Pathway
                                          Conservative Portfolio pursuant to Rule 18f-3 is incorporated by reference to Post-Effective Amendment No. 9 to the
                                          Registration Statement.

                   (n)(3)                 Amended and Restated Plan with respect to Scudder Pathway
                                          Growth Portfolio pursuant to Rule 18f-3 is incorporated by reference to Post-Effective Amendment No. 9 to the Registration
                                          Statement.

                                       4

                   (n)(4)                 Amended and Restated Plan with respect to Scudder Pathway
                                          Series pursuant to Rule 18f-3 is incorporated by reference to
                                          Post-Effective Amendment No. 11 to the Registration Statement.

                   (p)(1)                 Scudder Kemper Investments, Inc. and Scudder Investor Services,
                                          Inc. Code of Ethics is incorporated by reference to
                                          Post-Effective Amendment No. 8 Exhibit p to the Registration
                                          Statement.

                   (p)(2)                 Code of Ethics of Scudder Pathway Series is incorporated by reference to Post-Effective Amendment No. 9 to the Registration
                                          Statement.

                   (p)(3)                 Code of Ethics for Scudder Funds, as of April 5, 2002, is
                                          incorporated by reference to Post Effective Amendment No. 14 to the Registration Statement.

                   (p)(4)                 Code of Ethics for Deutsche Asset Management, Inc., effective
                                          September 3, 2002, is incorporated by reference to Post
                                          Effective Amendment No. 14 to the Registration Statement.

                   (p)(5)                 Code of Ethics for Deutsche Asset Management, Inc., effective
                                          April 15, 2003 is incorporated by reference to Post Effective
                                          Amendment No. 16 to the Registration Statement.

Item 24.          Persons Controlled by or under Common Control with Registrant.
--------          --------------------------------------------------------------

         All of the outstanding shares of the Registrant, representing all of the interests in the Scudder Pathway Series, on the date Registrant's Registration Statement becomes effective will be owned by Scudder Investor Services, Inc. ("The Distributor").

Item 25.          Indemnification.
--------          ----------------

         Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit (a)(1) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with
         Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

         Each of the trustees who is not an "interested person" (as defined under the Investment Company Act of 1940) of Registrant (a "Non-interested Trustee") has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Trustee and is not affected by amendment of the Agreement and Declaration of Trust. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses, more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Trustee against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

         The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

         On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment adviser, now known as Deutsche Investment Management Americas Inc., was acquired by Deutsche Bank AG, not including certain U.K. Operations (the "Transaction"). In connection with the Trustees' evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the trustees who were not "interested persons" of Scudder, Deutsche Bank or Registrant (the "Independent Trustees") for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Independent Trustees' consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

                  Deutsche Investment Management Americas, Inc. (hereafter, "DeIM"), the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Independent Trustees) and consultants, whether retained by the Registrant or the Independent Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant ("Private Litigation and Enforcement Actions"). In the event that this indemnification is unavailable to the Registrant for any reason, then DeIM has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DeIM and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, that if no final determination is made in such action or proceeding as to the relative fault of DeIM and the Registrant, then DeIM shall pay the entire amount of such loss, damage, liability or expense.

                  In recognition of its undertaking to indemnify the Registrant, and in light of the rebuttable presumption generally afforded to non-interested board members of an investment company that they have not engaged in disabling conduct, DeIM has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Independent Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Independent Trustees, arising from the matters alleged in any Private Litigation and Enforcement Actions or matters arising from or similar in subject matter to the matters alleged in the Private Litigation and Enforcement Actions (collectively, "Covered Matters"), including without limitation:

         1.       all  reasonable  legal  and  other  expenses  incurred  by the
         Independent Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

         2. all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

         3. any loss or reasonable legal and other expenses incurred by any Independent Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DeIM (or by a representative of DeIM acting as such, acting as a representative of the Registrant or of the Independent Trustees or acting otherwise) for the benefit of the Independent Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DeIM, any of its corporate affiliates, or any of their directors, officers or employees;

         4. any loss or reasonable legal and other expenses incurred by any Independent Trustee, whether or not such loss or expense is incurred with respect to a Covered Matter, which is otherwise covered under the terms of any specified policy of insurance, but for which the Independent Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DeIM or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to any Covered Matter; provided, that the total amount that DeIM will be obligated to pay under this provision for all loss or expense shall not exceed the amount that DeIM and any of its affiliates actually receive under that policy of insurance for or with respect to any and all Covered Matters; and

         5. all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DeIM prevails on the merits of any such dispute in a final, nonappealable court order.

                  DeIM is not required to pay costs or expenses or provide indemnification to or for any individual Independent Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Independent Trustee ultimately would not be entitled to indemnification with respect thereto, or (ii) for any liability of the Independent Trustee to the Registrant or its shareholders to which such Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee's duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DeIM has paid costs or expenses under the agreement to any individual Independent Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Independent Trustee's liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee's duties as a Trustee of the Registrant, such Independent Trustee has undertaken to repay such costs or expenses to DeIM.

Item 26.          Business or Other Connections of Investment Advisor.
--------          ----------------------------------------------------

         During the last two fiscal years, no director or officer of Deutsche Investment Management Americas Inc., the investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 27.          Principal Underwriters.
--------          -----------------------

         (a) Scudder Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter for registered open-end management investment companies other funds managed by Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc. and Investment Company Capital Corp.

         (b) Information on the officers and directors of Scudder Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

                      (1)                            (2)                                  (3)
         Scudder Distributors, Inc.
         Name and Principal            Positions and Offices with               Positions and
         Business Address              Scudder Distributors, Inc.               Offices with Registrant
         ----------------              --------------------------               -----------------------
         Thomas F. Eggers              Chairman and Director
         1325 Avenue of the Americas
         New York, NY  10019

         Jonathan R. Baum              Chief Executive Officer, President and
         1325 Avenue of the Americas   Director
         New York, NY  10019


                                       7

                      (1)                            (2)                                  (3)
         Scudder Distributors, Inc.
         Name and Principal            Positions and Offices with               Positions and
         Business Address              Scudder Distributors, Inc.               Offices with Registrant
         ----------------              --------------------------               -----------------------

         Michael L. Gallagher          Vice President and Director
         222 South Riverside Plaza
         Chicago, IL  60606

         John W. Edwards, Jr.          Chief Financial Officer and Treasurer
         60 Wall St.
         New York, NY  10005

         Michael Volo                  Chief Operating Officer and Vice
         1325 Avenue of the Americas   President
         New York, NY  10019

         Caroline Pearson              Secretary
         Two International Place
         Boston, MA  02110-4103

         Donna M. White                Chief Compliance Officer
         1251 Avenue of the Americas
         New York, NY  10020

         David Edlin                   Vice President
         222 South Riverside Plaza
         Chicago, IL  60606

         Robert Froelich               Vice President
         222 South Riverside Plaza
         Chicago, IL  60606

         M. Patrick Donovan            Vice President & Anti-Money Laundering
         Two International Place       Compliance Officer
         Boston, MA  02110-4103

         Thomas Winnick                Vice President
         1325 Avenue of the Americas
         New York, NY  10019

         Philip J. Collora             Assistant Secretary
         222 South Riverside Plaza
         Chicago, IL  60606

         (c)      Not applicable


Item 28.          Location of Accounts and Records.
--------          ---------------------------------

                  Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Deutsche Investment Management Americas Inc., 222 South Riverside Plaza, Chicago, Illinois 60606; at the offices of the Registrant's principal underwriter, Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606. Records relating to the duties of the Registrant's custodian are maintained by State Street Bank & Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Records relating to the duties of the Registrant's transfer agent are maintained by Scudder Service Corporation, Two International Place, Boston, Massachusetts 02110-4103. Records
                  relating to the duties of the Registrant's pricing agent are maintained by Scudder Fund Accounting Corporation, Two International Place, Boston, Massachusetts 02110-4103.

Item 29.          Management Services.
--------          --------------------

                  Inapplicable.

Item 30.          Undertakings.
--------          -------------

                  Inapplicable.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 28th day of October, 2004.


                                                SCUDDER PATHWAY SERIES

                                                By:  /s/Julian F. Sluyters
                                                     ---------------------------
                                                     Julian F. Sluyters
                                                     Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----



/s/Julian F. Sluyters
--------------------------------------
Julian F. Sluyters                          Chief Executive Officer                      October 28, 2004


/s/Paul Schubert
--------------------------------------
Paul Schubert                               Chief Financial Officer                      October 28, 2004

/s/Dawn-Marie Driscoll
--------------------------------------
Dawn-Marie Driscoll*                        Trustee and Chairman                         October 28, 2004

/s/Henry P. Becton, Jr.
--------------------------------------
Henry P. Becton, Jr.*                       Trustee                                      October 28, 2004

/s/Keith R. Fox
--------------------------------------
Keith R. Fox*                               Trustee                                      October 28, 2004

/s/Louis E. Levy
--------------------------------------
Louis E. Levy*                              Trustee                                      October 28, 2004

/s/Jean Gleason Stromberg
--------------------------------------
Jean Gleason Stromberg*                     Trustee                                      October 28, 2004

/s/Jean C. Tempel
--------------------------------------
Jean C. Tempel*                             Trustee                                      October 28, 2004

/s/Carl W. Vogt
--------------------------------------
Carl W. Vogt*                               Trustee                                      October 28, 2004



*By:     /s/Caroline Pearson
         -----------------------------
         Caroline Pearson**
         Assistant Secretary

**Attorney-in-fact pursuant to the powers of attorney contained in and incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement, as filed on December 27, 2002 and Post-Effective Amendment No. 9 to the Registration Statement, as filed on July 14, 2000.

                                                               File No. 33-86070
                                                               File No. 811-8606


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 19
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 21
                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                             SCUDDER PATHWAY SERIES

                             SCUDDER PATHWAY SERIES

                                  EXHIBIT INDEX


                                       (j)